Exhibit 10.2

GUARANTY AND SECURITY AGREEMENT

This GUARANTY AND SECURITY AGREEMENT (this "Agreement"), dated as of May 22, 2012, among the Persons listed on the signature pages hereof as "Grantors" and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a "Grantor" and collectively, the "Grantors"), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company ("WFCF"), in its capacity as administrative agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") by and among School Specialty, Inc., a Wisconsin corporation ("Parent"), ClassromDirect.com, LLC, a Delaware limited liability company ("ClassroomDirect"), Sportime, LLC, a Delaware limited liability company  ("Sportime"), Delta Education, LLC, a Delaware limited liability company ("Delta Education"), Premier Agendas, Inc., a Washington corporation ("Premier Agendas"), Childcraft Education Corp., a New York corporation ("Childcraft"), Bird-in-Hand Woodworks, Inc., a New Jersey corporation ("Bird-in-Hand"), Califone International, Inc., a Delaware corporation ("Califone"; together with Parent, ClassroomDirect, Sportime, Delta Education, Premier Agendas, Childcraft and Bird-in-Hand, the "Borrowers" and each a "Borrower"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), Agent, WFCF and General Electric Capital Corporation, a Delaware corporation, as co-collateral agents (the "Co-Collateral Agents" and each a "Co-Collateral Agent"), and WFCF and GE Capital Markets, Inc., as co-lead arrangers and joint book runners, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement and this Agreement;

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents, to induce the Bank Product Providers to enter into the Bank Product Agreements, and to induce the Lender Group and the Bank Product Providers to make financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents and the Bank Product Agreements, (a) each Grantor (other than Borrowers) has agreed to guaranty the Guarantied Obligations, and (b) each Grantor has agreed to grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations; and

WHEREAS, each Grantor (other than Borrowers) is an Affiliate of Borrowers and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions; Construction.

(a)

All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto).  Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.  In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(i)

"Account" means an account (as that term is defined in Article 9 of the Code).

(ii)

"Account Debtor" means an account debtor (as that term is defined in the Code).

(iii)

"Activation Instruction" has the meaning specified therefor in Section 7(k).

(iv)

"Agent" has the meaning specified therefor in the preamble to this Agreement.

(v)

"Agent's Lien" has the meaning specified therefor in the Credit Agreement.

(vi)

"Agreement" has the meaning specified therefor in the preamble to this Agreement.

(vii)

"Bank Product Obligations" has the meaning specified therefor in the Credit Agreement.

(viii)

"Bank Product Provider" has the meaning specified therefor in the Credit Agreement.

(ix)

"Books" means books and records (including each Grantor's Records indicating, summarizing, or evidencing such Grantor's assets (including the Collateral) or liabilities, each Grantor's Records relating to such Grantor's business operations or financial condition, and each Grantor's goods or General Intangibles related to such information).

(x)

"Borrower" has the meaning specified therefor in the recitals to this Agreement.

(xi)

"Cash Equivalents" has the meaning specified therefor in the Credit Agreement.

(xii)

"Chattel Paper" means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.

(xiii)

"Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(xiv)

"Collateral" has the meaning specified therefor in Section 3.

(xv)

"Collections" has the meaning specified therefor in the Credit Agreement.

(xvi)

"Commercial Tort Claims" means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1.

(xvii)

"Control Agreement" has the meaning specified therefor in the Credit Agreement.

(xviii)

"Controlled Account" has the meaning specified therefor in Section 7(k).

(xix)

"Controlled Account Agreements" means those certain cash management agreements, in form and substance reasonably satisfactory to Agent, each of which is executed and delivered by a Grantor, Agent, and one of the Controlled Account Banks.

(xx)

"Controlled Account Bank" has the meaning specified therefor in Section 7(k).

(xxi)

"Copyrights" means any and all rights in any works of authorship, including (A) copyrights and moral rights, (B) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (C) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor's rights corresponding thereto throughout the world.

(xxii)

"Copyright Security Agreement" means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit A.

(xxiii)

"Credit Agreement" has the meaning specified therefor in the recitals to this Agreement.

(xxiv)

"Deposit Account" means a deposit account (as that term is defined in the Code).

(xxv)

"Equipment" means equipment (as that term is defined in the Code).

(xxvi)

"Equity Interests" has the meaning specified therefor in the Credit Agreement.

(xxvii)

"Event of Default" has the meaning specified therefor in the Credit Agreement.

(xxviii)

"Farm Products" means farm products (as that term is defined in the Code).

(xxix)

"Fixtures" means fixtures (as that term is defined in the Code).

(xxx)

"Foreclosed Grantor" has the meaning specified therefor in Section 2(i)(iii).

(xxxi)

"General Intangibles" means general intangibles (as that term is defined in the Code) and Intangibles (as that term is defined in the PPSA), and includes payment intangibles, software, contract rights, rights to payment, rights under Hedge Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of such Hedge Agreements), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(xxxii)

"Grantor" and "Grantors" have the respective meanings specified therefor in the preamble to this Agreement.

(xxxiii)

"Guarantied Obligations" means all of the Obligations (including any Bank Product Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable counsel fees and expenses) incurred by Agent, any other member of the Lender Group, or any Bank Product Provider (or any of them) in enforcing any rights under the any of the Loan Documents.  Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by Borrowers to Agent, any other member of the Lender Group, or any Bank Product Provider but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Borrower or any guarantor.

(xxxiv)

"Guarantor" means each Grantor other than Borrowers.

(xxxv)

"Guaranty" means the guaranty set forth in Section 2 hereof.

(xxxvi)

"Insolvency Proceeding" has the meaning specified therefor in the Credit Agreement.

(xxxvii)

"Intellectual Property" means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(xxxviii)

"Intellectual Property Licenses" means, with respect to any Person (the "Specified Party"), (A) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (B) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (x) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (y) the license agreements listed on Schedule 3, and (z) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lender Group's rights under the Loan Documents.

(xxxix)

"Inventory" means inventory (as that term is defined in the Code).

(xl)

"Investment Property" means (A) any and all investment property (as that term is defined in the Code), and (B) any and all of the following (regardless of whether classified as investment property under the Code):  all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(xli)

"Joinder" means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(xlii)

"Lender Group" has the meaning specified therefor in the Credit Agreement.

(xliii)

"Lender" and "Lenders" have the respective meanings specified therefor in the recitals to this Agreement.

(xliv)

"Loan Document" has the meaning specified therefor in the Credit Agreement.

(xlv)

"Negotiable Collateral" means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(xlvi)

"Obligations" has the meaning specified therefor in the Credit Agreement.

(xlvii)

"Parent" has the meaning specified therefor in the recitals to this Agreement.

(xlviii)

"Patents" means patents and patent applications, including (A) the patents and patent applications listed on Schedule 4, (B) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor's rights corresponding thereto throughout the world.

(xlix)

"Patent Security Agreement" means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit B.

(l)

"Permitted Investments" has the meaning specified therefor in the Credit Agreement.

(li)

"Permitted Liens" has the meaning specified therefor in the Credit Agreement.

(lii)

"Person" has the meaning specified therefor in the Credit Agreement.

(liii)

"Pledged Companies" means each Person listed on Schedule 5 as a "Pledged Company", together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Closing Date.

(liv)

"Pledged Interests" means all of each Grantor's right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(lv)

"Pledged Interests Addendum" means a Pledged Interests Addendum substantially in the form of Exhibit C.

(lvi)

"Pledged Notes" has the meaning specified therefor in Section 6(i).

(lvii)

"Pledged Operating Agreements" means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(lviii)

"Pledged Partnership Agreements" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(lix)

"PPSA" means the Personal Property Security Act (Nova Scotia) as such legislation may be amended, renamed or replaced from time to time, and the regulations thereunder as in effect from time to time.

(lx)

"Proceeds" has the meaning specified therefor in Section 3.

(lxi)

"PTO" means the United States Patent and Trademark Office.

(lxii)

"Real Property" means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

(lxiii)

"Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(lxiv)

"Rescission" has the meaning specified therefor in Section 7(k).

(lxv)

"Secured Obligations" means each and all of the following:  (A) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement (including the Guaranty), the Credit Agreement, or any of the other Loan Documents, (B) all Bank Product Obligations, and (C) all other Obligations of Borrowers and all other Guarantied Obligations of each Guarantor (including, in the case of each of clauses (A), (B) and (C), reasonable attorneys' fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).

(lxvi)

"Securities Account" means a securities account (as that term is defined in the Code).

(lxvii)

"Security Interest" has the meaning specified therefor in Section 3.

(lxviii)

"Select Agendas" means  Select Agendas, Corp., a Nova Scotia unlimited liability company.

(lxix)

"STA" means the Securities Transfer Act (Nova Scotia) as such legislation may be amended, renamed or replaced from time to time, and the regulations thereunder as in effect from time to time.

(lxx)

"Supporting Obligations" means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Property.

(lxxi)

"Trademarks" means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (A) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 6, (B) all renewals thereof, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (D) the right to sue for past, present and future infringements and dilutions thereof, (E) the goodwill of each Grantor's business symbolized by the foregoing or connected therewith, and (F) all of each Grantor's rights corresponding thereto throughout the world.

(lxxii)

"Trademark Security Agreement" means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit D.

(lxxiii)

"Term Loan Agent" has the meaning specified therefor in the Split Lien Intercreditor Agreement

(lxxiv)

"Triggering Event" means, as of any date of determination, that (A) an Event of Default has occurred as of such date, or (B) Borrowers have failed to maintain the Minimum Excess Availability Amount.

(lxxv)

" ULC " means a Pledged Company that is an unlimited company, unlimited liability company or unlimited liability corporation under any ULC Laws.

(lxxvi)

" ULC Laws " means the Companies Act (Nova Scotia), the Business Corporations Act (Alberta), the Business Corporations Act (British Columbia) and any other present or future laws governing ULCs.

(lxxvii)

" ULC Shares " means shares, partnership interests or other Equity Interests in the capital stock of a ULC.

(lxxviii)

"URL" means "uniform resource locator," an internet web address.

(lxxix)

"VIN" has the meaning specified therefor in Section 6(l).

(b)

Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and  "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or."  The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Credit Agreement).  The words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations or the Guarantied Obligations shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (B) all Lender Group Expenses that have accrued regardless of whether demand has been made therefor, (C) all fees or charges that have accrued hereunder or under any other Loan Document (including the Letter of Credit Fee and the Unused Line Fee), (ii) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (iii) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (iv) the receipt by Agent of cash collateral in order to secure any other contingent Secured Obligations or Guarantied Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to Agent or a Lender at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys' fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Secured Obligations or Guarantied Obligations, (v) the payment or repayment in full in immediately available funds of all other Secured Obligations or Guarantied Obligations (as the case may be) (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedge Agreements provided by Hedge Providers) other than (A) unasserted contingent indemnification obligations, (B) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (C) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (vi) the termination of all of the Commitments of the Lenders.  Any reference herein to any Person shall be construed to include such Person's successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(c)

All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.

Guaranty.

(a)

In recognition of the direct and indirect benefits to be received by Guarantors from the proceeds of the Revolving Loans, the issuance of the Letters of Credit, and the entering into of the Bank Product Agreements and by virtue of the financial accommodations to be made to Borrowers, each of the Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations.  If any or all of the Obligations becomes due and payable, each of the Guarantors, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to Agent, for the benefit of the Lender Group and the Bank Product Providers, together with any and all reasonable expenses (including Lender Group Expenses) that may be incurred by Agent or any other member of the Lender Group or any Bank Product Provider in demanding, enforcing, or collecting any of the Guarantied Obligations (including the enforcement of any collateral for such Obligations or any collateral for the obligations of the Guarantors under this Guaranty).  If claim is ever made upon Agent or any other member of the Lender Group or any Bank Product Provider for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Obligations and any of Agent or any other member of the Lender Group or any Bank Product Provider repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any reasonable settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower or any Guarantor), then and in each such event, each of the Guarantors agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantors, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of any Grantor, and the Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

(b)

Additionally, each of the Guarantors unconditionally and irrevocably guarantees the payment of any and all of the Obligations to Agent, for the benefit of the Lender Group and the Bank Product Providers, whether or not due or payable by any Loan Party upon the occurrence of any of the events specified in Section 8.4 or 8.5 of the Credit Agreement, and irrevocably and unconditionally promises to pay such indebtedness to Agent, for the benefit of the Lender Group and the Bank Product Providers, without the requirement of demand, protest, or any other notice or other formality, in lawful money of the United States.

(c)

The liability of each of the Guarantors hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Obligations, whether executed by any other Guarantor or by any other Person, and the liability of each of the Guarantors hereunder shall not be affected or impaired by (i) any payment on, or in reduction of, any such other guaranty or undertaking, (ii) any dissolution, termination, or increase, decrease, or change in personnel by any Grantor, (iii) any payment made to Agent, any other member of the Lender Group, or any Bank Product Provider on account of the Obligations which Agent, such other member of the Lender Group, or such Bank Product Provider repays to any Grantor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (iv) any action or inaction by Agent, any other member of the Lender Group, or any Bank Product Provider, or

(v) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Obligations or of any security therefor.

(d)

This Guaranty includes all present and future Guarantied Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part.  To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations.  If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by Agent, (ii) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (iii) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any member of the Lender Group or any Bank Product Provider in existence on the date of such revocation, (iv) no payment by any Guarantor, any Borrower, or from any other source, prior to the date of Agent's receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (v) any payment by any Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder.  This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Agent (for the benefit of the Lender Group and the Bank Product Providers) and its successors, transferees, or assigns.

(e)

The guaranty by each of the Guarantors hereunder is a guaranty of payment and not of collection.  The obligations of each of the Guarantors hereunder are independent of the obligations of any other Guarantor or Grantor or any other Person and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether or not action is brought against any other Guarantor or Grantor or any other Person and whether or not any other Guarantor or Grantor or any other Person be joined in any such action or actions.  Each of the Guarantors waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.  Any payment by any Grantor or other circumstance which operates to toll any statute of limitations as to any Grantor shall operate to toll the statute of limitations as to each of the Guarantors.

(f)

Each of the Guarantors authorizes Agent, the other members of the Lender Group, and the Bank Product Providers without notice or demand, and without affecting or impairing its liability hereunder, from time to time to:

(i)

change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter:  (A) any of the Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon); or (B) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Obligations as so changed, extended, renewed, or altered;

(ii)

take and hold security for the payment of the Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations or any of the Guarantied Obligations (including any of the obligations of all or any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof;

(iii)

exercise or refrain from exercising any rights against any Grantor;

(iv)

release or substitute any one or more endorsers, guarantors, any Grantor, or other obligors;

(v)

settle or compromise any of the Obligations, any security therefor, or any liability (including any of those of any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Grantor to its creditors;

(vi)

apply any sums by whomever paid or however realized to any liability or liabilities of any Grantor to Agent, any other member of the Lender Group, or any Bank Product Provider regardless of what liability or liabilities of such Grantor remain unpaid;

(vii)

consent to or waive any breach of, or any act, omission, or default under, this Agreement, any other Loan Document, any Bank Product Agreement, or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify, or supplement this Agreement, any other Loan Document, any Bank Product Agreement, or any of such other instruments or agreements; or

(viii)

take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of one or more of the Guarantors from all or part of its liabilities under this Guaranty.

(g)

It is not necessary for Agent, any other member of the Lender Group, or any Bank Product Provider to inquire into the capacity or powers of any of the Guarantors or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be Guaranteed hereunder.

(h)

Each Guarantor jointly and severally guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any member of the Lender Group or any Bank Product Provider with respect thereto.  The obligations of each Guarantor under this Guaranty are independent of the Guarantied Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any other Guarantor or whether any other Guarantor is joined in any such action or actions.  The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following:

(i)

any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(ii)

any change in the time, manner, or place of payment of, or in any other term of, all or any of the Guarantied Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guarantied Obligations resulting from the extension of additional credit;

(iii)

any taking, exchange, release, or non-perfection of any Lien in and to any Collateral, or any taking, release, amendment, waiver of, or consent to departure from any other guaranty, for all or any of the Guarantied Obligations;

(iv)

the existence of any claim, set-off, defense, or other right that any Guarantor may have at any time against any Person, including Agent, any other member of the Lender Group, or any Bank Product Provider;

(v)

any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor;

(vi)

any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Guarantor's rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any other Grantor or any guarantors or sureties;

(vii)

any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of any Grantor; or

(viii)

any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or any other guarantor or surety.

(i)

Waivers:

(i)

Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require Agent, any other member of the Lender Group, or any Bank Product Provider to (i) proceed against any other Grantor or any other Person, (ii) proceed against or exhaust any security held from any other Grantor or any other Person, or (iii) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Grantor, any other Person, or any collateral, or (iv) pursue any other remedy in any member of the Lender Group's or any Bank Product Provider's power whatsoever.  Each of the Guarantors waives any defense based on or arising out of any defense of any Grantor or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any

Grantor or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Grantor other than payment of the Obligations to the extent of such payment.  Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent, any other member of the Lender Group, or any Bank Product Provider may have against any Grantor or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Guarantors hereunder except to the extent the Obligations have been paid.

(ii)

Each of the Guarantors waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations.  Each of the Guarantors waives notice of any Default or Event of Default under any of the Loan Documents.  Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Grantor's financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks which each of the Guarantors assumes and incurs hereunder, and agrees that neither Agent nor any of the other members of the Lender Group nor any Bank Product Provider shall have any duty to advise any of the Guarantors of information known to them regarding such circumstances or risks.

(iii)

To the fullest extent permitted by applicable law, each Guarantor hereby waives:  (A) any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which each Guarantor may now or at any time hereafter have against any Borrower or any other party liable to any member of the Lender Group or any Bank Product Provider; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Guarantor's rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any Borrower or other guarantors or sureties; and (D) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder.

(iv)

No Guarantor will exercise any rights that it may now or hereafter acquire against any Grantor or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent, any other member of the Lender Group, or any Bank Product Provider against any Grantor or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Grantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guarantied Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and all of the Commitments have been terminated.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall forthwith be paid to Agent to be credited and applied to the Guarantied Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Agreement, or to be held as Collateral for any Guarantied Obligations or other amounts payable under this Guaranty thereafter arising.  Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Grantor (the "Foreclosed Grantor"), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Grantor whether pursuant to this Agreement or otherwise.

(v)

Each of the Guarantors hereby acknowledges and affirms that it understands that to the extent the Obligations are secured by Real Property located in California, Guarantors shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing such Guarantor's right to proceed against any Loan Party.  In accordance with Section 2856 of the California Code of Civil Procedure or any similar laws of any other applicable jurisdiction, each of the Guarantors hereby waives until such time as the Obligations have been paid in full:

(1)

all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the Guarantors by reason of Sections 2787 to 2855, inclusive, 2899, and 3433 of the California Code of Civil Procedure or any similar laws of any other applicable jurisdiction;

(2)

all rights and defenses that the Guarantors may have because the Obligations are secured by Real Property located in California, meaning, among other things, that:  (A) Agent, the other members of the Lender Group, and the Bank Product Providers may collect from the Guarantors without first foreclosing on any real or personal property collateral pledged by any Borrower or any other Grantor, and (B) if Agent, on behalf of the Lender Group, forecloses on any Real Property collateral pledged by any Borrower or any other Grantor, (1) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Lender Group may collect from the Guarantors even if, by foreclosing on the Real Property collateral, Agent or the other members of the Lender Group have destroyed or impaired any right the Guarantors may have to collect from any other Grantor, it being understood that this is an unconditional and irrevocable waiver of any rights and defenses the Guarantors may have because the Obligations are secured by Real Property (including, without limitation, any rights or defenses based upon Sections 580a, 580d, or 726 of the California Code of Civil Procedure or any similar laws of any other applicable jurisdiction); and

(3)

all rights and defenses arising out of an election of remedies by Agent, the other members of the Lender Group, and the Bank Product Providers, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed Guarantors' rights of subrogation and reimbursement against any Grantor by the operation of Section 580d of the California Code of Civil Procedure or any similar laws of any other applicable jurisdiction or otherwise.

(vi)

Each of the Guarantors represents, warrants, and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.

(vii)

Each of the Guarantors acknowledges and agrees that it is a guarantor, not a surety, under this Agreement and hereby waives, to the maximum extent permitted by law, all rights and defenses of a guarantor or surety under the Illinois Sureties Act (740 ILCS 155/1) or any similar statute or rule of law.

(viii)

The provisions in this Section 2 which refer to certain sections of the California Civil Code are included in this Guaranty solely out of an abundance of caution and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty.

3.

Grant of Security.  Each Grantor hereby unconditionally grants, assigns (except in the case of ULC Shares), and pledges to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the "Security Interest") in all of such Grantor's right, title, and interest in and to all of such Grantor's present and after-acquired personal property, including, without limitation, the following, whether now owned or hereafter acquired or arising and wherever located (the "Collateral"):

(a)

all of such Grantor's Accounts;

(b)

all of such Grantor's Books;

(c)

all of such Grantor's Chattel Paper;

(d)

all of such Grantor's Commercial Tort Claims;

(e)

all of such Grantor's Deposit Accounts;

(f)

all of such Grantor's Equipment;

(g)

all of such Grantor's Farm Products;

(h)

all of such Grantor's Fixtures;

(i)

all of such Grantor's General Intangibles;

(j)

all of such Grantor's Inventory;

(k)

all of such Grantor's Investment Property;

(l)

all of such Grantor's Intellectual Property and Intellectual Property Licenses;

(m)

all of such Grantor's Negotiable Collateral (including all of such Grantor's Pledged Notes);

(n)

all of such Grantor's Pledged Interests (including all of such Grantor's Pledged Operating Agreements and Pledged Partnership Agreements);

(o)

all of such Grantor's Securities Accounts;

(p)

all of such Grantor's Supporting Obligations;

(q)

all of such Grantor's money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any other member of the Lender Group; and

(r)

all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Intellectual Property, Negotiable Collateral, Pledged Interests, Securities Accounts, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the "Proceeds").  Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Property.

Notwithstanding anything contained in this Agreement to the contrary, the term "Collateral" shall not include:  (i) voting Equity Interests of any CFC, solely to the extent that (y) such Equity Interests represent more than 65% of the outstanding voting Equity Interests of such CFC, and (z) pledging or hypothecating more than 65% of the total outstanding voting Equity Interests of such CFC would result in adverse tax consequences or the costs to the Grantors of providing such pledge are unreasonably excessive (as determined by Agent in consultation with Administrative Borrower) in relation to the benefits to Agent, the other members of the Lender Group, and the Bank Product Providers of the security afforded thereby (which pledge, if reasonably requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary); or (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that, (A) the foregoing exclusions of this clause (ii) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent's security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of clauses (i) and (ii) shall in no way be construed to limit, impair, or otherwise affect any of Agent's, any other member of the Lender Group's or any Bank Product Provider's continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Equity Interests (including any Accounts or Equity Interests), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Equity Interests); (iii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral; (iv) any consumer goods (as defined in the PPSA) of Select Agendas; or (v) the last day of any real property lease, or any agreement to lease to which Select Agendas is now or becomes a party as lessee, provided that any such last day shall be held in trust by Select Agendas for Agent and, on the exercise by Agent of its rights and remedies hereunder, shall be assigned by Select Agendas as directed by Agent.  Notwithstanding the foregoing, Agent shall only have a security in, and not a present assignment of, any Canadian trademarks or ULC Shares forming part of the Collateral ..

4.

Security for Secured Obligations.  The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding. Each Grantor confirms that value has been given by the Lender Group or the Bank Product Providers or any of them to such Grantor, that such Grantor has rights in its Collateral existing at the date of this Agreement and that such Grantor and the Agent have not agreed to postpone the time for attachment to the Security Interest in any of the Collateral of such Grantor.

5.

Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this

Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default (or, in the case of pledged ULC Shares, the ULC Shares are no longer registered in the name of the applicable Grantor) and (ii) Agent has notified the applicable Grantor of Agent's election to exercise such rights with respect to the Pledged Interests pursuant to Section 16, except that in the case of ULC Shares, the applicable Grantor shall have the right to vote such shares and to retain for its own account any dividends or other distributions on such shares (other than to the extent same consists of certificated Pledged Interests which shall be delivered to Agent to be held in accordance with the terms hereof) until such shares are effectively transferred in to the name of a person other than such Grantor.

6.

Representations and Warranties.  In order to induce Agent to enter into this Agreement for the benefit of the Lender Group and the Bank Product Providers, each Grantor makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Revolving Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Revolving Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

(a)

The name (within the meaning of Section 9-503 of the Code), including any French or combined form of name, and jurisdiction of organization of each Grantor and each of its Subsidiaries is set forth on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(b)

The chief executive office of each Grantor and each of its Subsidiaries is located at the address indicated on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(c)

Each Grantor's and each of its Subsidiaries' tax identification numbers and organizational identification numbers, if any, are identified on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(d)

As of the Closing Date, no Grantor and no Subsidiary of a Grantor holds any commercial tort claims that exceed $250,000 in amount, except as set forth on Schedule 1.

(e)

Set forth on Schedule 9 (as such Schedule may be updated from time to time subject to Section 7(k)(iii) with respect to Controlled Accounts and provided that Grantors comply with Section 7(c) hereof) is a listing of all of Grantors' and their Subsidiaries' Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

(f)

Schedule 8 sets forth all Real Property owned by any of the Grantors as of the Closing Date.

(g)

As of the Closing Date:  (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by any Grantor, all applications for registration of Copyrights owned by any Grantor; (ii) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business) or (B) any Person has granted to any Grantor any license or other rights material to the business of such Grantor in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor; (iii) Schedule 4 provides a complete and correct list of all Patents owned by any Grantor and all applications for Patents owned by any Grantor; and (iv) Schedule 6 provides a complete and correct list of all registered Trademarks owned by any Grantor and all applications for registration of Trademarks owned by any Grantor.

(h)

i) (A) each Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary in or material to the conduct of its business, and (B) all employees and contractors of each Grantor who were involved in the creation or development of any Intellectual Property for such Grantor that is necessary in or material to the business of such Grantor have signed agreements containing assignment of Intellectual Property rights to such Grantor and obligations of confidentiality;

(ii)

to each Grantor's knowledge after reasonable inquiry, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect;

(iii)

(A) to each Grantor's knowledge after reasonable inquiry, (1) such Grantor has never infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect, and (B) there are no infringement or misappropriation claims or proceedings pending, or to any Grantor's knowledge after reasonable inquiry, threatened in writing against any Grantor, and no Grantor has received any written notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

(iv)

to each Grantor's knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in or material to the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect, and

(v)

each Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in or material to the conduct of the business of such Grantor.

(i)

This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor's name on Schedule 11.  Upon the making of such filings, Agent shall have (i) a first priority perfected security interest in the ABL Priority Collateral of each Grantor and (ii) a second priority security interest in the Split Lien Priority Collateral, subject only to the security interest granted to the Term Loan Agent to the extent permitted under the Split Lien Intercreditor Agreement, in each case to the extent such security interest can be perfected by the filing of a financing statement.  Upon filing of any Copyright Security Agreement with the United States Copyright Office, filing of any Patent Security Agreement and any Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 11, all action necessary or desirable to protect and perfect the Security Interest in and on each Grantor's Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor (subject only to the security interest granted to Term Loan Agent to the extent permitted under the Split Lien Credit Agreement).  All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

(j)

(i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all

Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable (subject to the general assessability of shares of a ULC) and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 5 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary or desirable to perfect and establish the priority (subject only to the Liens of Term Loan Agent to the extent permitted pursuant to the Split Lien Intercreditor Agreement) of, or otherwise protect, Agent's Liens in the Investment Property, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 11 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(k)

Except as described on Schedule 6(k), no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person (other than the consents of directors which may be required in connection with the transfer of ULC Shares) is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally and except for consents, approvals, authorizations, or other orders or actions that have been obtained or given (as applicable) and that are still in force.  Except as described on Schedule 6(k), no Intellectual Property License of any Grantor that is necessary in or material to the conduct of such Grantor's business requires any consent of any other Person that has not been obtained in order for such Grantor to grant the security interest granted hereunder in such Grantor's right, title or interest in or to such Intellectual Property License.

(l)

Schedule 12 sets forth all motor vehicles owned by Grantors as of the Closing Date, by model, model year, and vehicle identification number ("VIN").

(m)

Except as described on Schedule 6(m), there is no default, breach, violation, or event of acceleration existing under any promissory note (as defined in the Code)

constituting Collateral and pledged hereunder (each a "Pledged Note") and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note.  No Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.

(n)

As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a Securities Account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction; provided however, that in the case of any Grantor that is organized under the laws of Canada or a province or territory thereof, such Grantor represents and warrants that all interests in partnerships or limited liability companies are a "security" for the purposes of the STA (if applicable); provided however, that in the case of any Grantor that is organized under the laws of Canada or a province or territory thereof, such Grantor represents and warrants that all interests in partnerships or limited liability companies are a "security" for the purposes of the STA (if applicable) ..

7.

Covenants.  Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23:

(a)

Possession of Collateral.  In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Property, or Chattel Paper having an aggregate value or face amount of $250,000 or more for all such Negotiable Collateral, Investment Property, or Chattel Paper, the Grantors shall promptly (and in any event within five (5) Business Days after acquisition thereof), notify Agent thereof, and if and to the extent that perfection or priority of Agent's Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within five (5) Business Days) after request by Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Property, or Chattel Paper to Agent, together with such undated powers (or other relevant document of transfer acceptable to Agent) endorsed in blank as shall be requested by Agent, and shall do such other acts or things deemed necessary or desirable by Agent to protect Agent's Security Interest therein;

(b)

Chattel Paper.

(i)

Promptly (and in any event within five (5) Business Days) after request by Agent, each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $250,000;

(ii)

If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend:  "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Capital Finance, LLC, as Agent for the benefit of the Lender Group and the Bank Product Providers";

(c)

Control Agreements.

(i)

Except to the extent otherwise excused by Section 7(k)(iv), each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account or Securities Account for such Grantor;

(ii)

Except to the extent otherwise excused by Section 7(k)(iv), each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, or maintaining a Securities Account for such Grantor; and

(iii)

Except to the extent otherwise excused by Section 7(k)(iv), each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor's investment property;

(d)

Letter-of-Credit Rights.  If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $250,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days after becoming a beneficiary), notify Co-Collateral Agents thereof and, promptly (and in any event within five (5) Business Days) after request by either Co-Collateral Agent, enter into a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent's Account, all in form and substance reasonably satisfactory to Co-Collateral Agents;

(e)

Commercial Tort Claims.  If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $250,000 or more in the aggregate for all Commercial Tort Claims, then the  applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days of obtaining such Commercial Tort Claim), notify Agent upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within five (5) Business Days) after request by Agent, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim;

(f)

Government Contracts.  Other than Accounts and Chattel Paper that either (a) have an aggregate value of which does not at any one time exceed $500,000 or (b) which are based upon purchase orders which are fully satisfied within sixty (60) days of acceptance of the same by any Grantor, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or Canada or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within five (5) Business Days of the creation thereof) notify Co-Collateral Agents thereof and, promptly (and in any event within five (5) Business Days) after request by either Co-Collateral Agent, execute any instruments or take any steps reasonably required by either Co-Collateral Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g)

Intellectual Property.

(i)

Upon the request of Agent, in order to facilitate filings with the PTO and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent's Lien on such Grantor's Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii)

Each Grantor shall have the duty, with respect to Intellectual Property that is individually necessary in or material to the conduct of such Grantor's business, to protect and diligently enforce and defend at such Grantor's expense its Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor's Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and obligations of confidentiality.  Each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in or material to the conduct of such Grantor's business.  Each Grantor hereby agrees to take the steps described in this Section 7(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in or material to the conduct of such Grantor's business;

(iii)

Grantors acknowledge and agree that the Lender Group shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor.  Without limiting the generality of this Section 7(g)(iii), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrowers and shall be chargeable to the Loan Account;

(iv)

[Reserved.]

(v)

No later than the last date of each fiscal quarter of Grantor (or, if an Event of Default has occurred and is continuing, more frequently if requested by Agent), each Grantor shall provide Agent with a written report of all new Patents, Trademarks or Copyrights that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of such Grantor's business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period.  In the case of such registrations or applications therefor, which were acquired or otherwise owned by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property.  In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Patent, Trademark and Copyright registrations and applications therefor  and Intellectual Property Licenses as being subject to the security interests created thereunder;

(vi)

Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in another country without complying with Section 7(g)(i). Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than the end of the calendar month following such receipt) notify (but without duplication of any notice required by Section 7(g)(v)) Agent of such registration by delivering, or causing to be delivered, to Agent, documentation sufficient for Agent to perfect Agent's Liens on such Copyright.  If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than the end of the calendar month following such acquisition) notify Agent of such acquisition and deliver, or cause to be delivered, to Agent, documentation sufficient for Agent to perfect Agent's Liens on such Copyright.  In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than the end of the calendar month following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights;

(vii)

Each Grantor shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in or material to the conduct of such Grantor's business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions; and

(viii)

After the Closing Date, no Grantor shall enter into any Intellectual Property License material to the conduct of the business to receive any license or rights in any Intellectual Property of any other Person unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to Agent (and any transferees of Agent).

(h)

Investment Property.

(i)

If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within five (5) Business Days of acquiring or obtaining such Collateral) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests (notwithstanding the foregoing or any other provision of this Section 7(h) the limitations regarding the pledging of equity interests of CFCs as described in the Credit Agreement shall be in full force and effect);

(ii)

Except with respect to ULC Shares, upon the occurrence and during the continuance of an Event of Default, following the request of either Co-Collateral Agent, all sums of money and property paid or distributed in respect of the Investment Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor's other property, and such Grantor shall deliver it forthwith to Agent in the exact form received;

(iii)

Each Grantor shall promptly deliver to Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests;

(iv)

No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Loan Documents;

(v)

Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, provincial, local, or foreign law to effect the perfection of the Security Interest on the Investment Property or to effect any sale or transfer thereof;

(vi)

As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. As of the Closing Date, each limited liability company agreement governing the Pledged Interests shall expressly provide that such Pledged Interests are securities governed by Article 8 of the UCC; provided however, in connection with any Grantor organized under the laws of Canada or a province or territory thereof, such Grantor covenants that all interest in partnerships and limited liability companies shall be a “security” for the purposes of the STA (if applicable) ..

(i)

Real Property; Fixtures.  Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property having a fair market value in excess of $250,000 it will promptly (and in any event within two (2) Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a second priority Mortgage (subject only to the first priority Mortgage granted in favor of the Term Loan Agent to the extent permitted under the Split Lien Intercreditor Agreement) on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys' fees and expenses) incurred in connection therewith.  Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;

(j)

Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents;

(k)

Controlled Accounts; Controlled Investments.

(i)

Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Co-Collateral Agents at one or more of the banks set forth on Schedule 11 (each a "Controlled Account Bank"), and shall take reasonable steps to ensure that all of its and its Subsidiaries' Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Grantor) into a bank account of such Grantor (each, a "Controlled Account") at one of the Controlled Account Banks.

(ii)

Each Grantor shall establish and maintain Controlled Account Agreements with Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Co-Collateral Agents.  Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C)  upon the instruction of Agent (an "Activation Instruction"), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the Agent's Account.  Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Triggering Event has occurred and is continuing at the time such Activation Instruction is issued.  Agent shall issue an Activation Instruction for the Controlled Accounts subject to Controlled Account Agreements promptly (but not more than five (5) Business Days) after receiving written notice from Borrowers or having actual knowledge of the occurrence and continuance of a Triggering Event and Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (the "Rescission") if:  (1) the Triggering Event upon which such Activation Instruction was issued has been waived in writing in accordance with the terms of the Credit Agreement, and (2) no additional Triggering Event has occurred and is continuing prior to the date of the Rescission or is reasonably expected to occur on or immediately after the date of the Rescission.

(iii)

So long as no Default or Event of Default has occurred and is continuing, Borrowers may amend Schedule 11 to add or replace a Controlled Account Bank or Controlled Account and shall upon such addition or replacement provide to Agent an amended Schedule 11; provided, however, that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to Co-Collateral Agents, and (B) prior to the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Co-Collateral Agents a Controlled Account Agreement.  Each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within forty-five (45) days after notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or Agent's liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Co-Collateral Agents' reasonable judgment.

(iv)

Other than (i) an aggregate amount of not more than $100,000 at any one time, in the case of Grantors and their Subsidiaries (other than those Subsidiaries that are CFCs), (ii) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor's or its Subsidiaries' employees, and (iii) an aggregate amount of not more than $100,000 (calculated at current exchange rates) at any one time, in the case of Subsidiaries of Grantors that are CFCs, no Grantor will, and no Grantor will permit its Subsidiaries to, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Grantor or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and further establish) Agent's Liens in such Permitted Investments.

(l)

Name, Etc.  No Grantor will, nor will any Grantor permit any of its Subsidiaries to, change its name, adopt a French or combined name, organizational identification number, jurisdiction of organization or organizational identity; provided, that Grantor or any of its Subsidiaries may change its name upon at least 30 days prior written notice to Agent of such change.

(m)

Motor Vehicles.  Promptly (and in any event within five (5) Business Days) after request by Agent, with respect to all goods covered by a certificate of title owned by any Grantor, such Grantor shall deliver to Agent or Agent's designee, the certificates of title for all such goods and promptly (and in any event within five (5) Business Days) after request by Agent, such Grantor shall take all actions necessary to cause such certificates to be filed (with the Agent's Lien noted thereon) in the appropriate state motor vehicle filing office.

(n)

Pledged Notes.   Grantors (i) without the prior written consent of Agent, will not (A) waive or release any obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than Permitted Dispositions, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice.

8.

Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)

Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b)

Patent, Trademark, Copyright Security Agreements.  The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.  In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

9.

Further Assurances.

(a)

Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to perfect and protect the Security

Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)

Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby. Each Grantor hereby waives, to the greatest extent permitted under applicable law, notice or receipt of copies of any such statements or amendments or any verification statements in respect thereof.

(c)

Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as "all personal property of debtor", "all personal and after-acquired personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

(d)

Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

10.

Agent's Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee), subject to the terms of then existing leases, contracts and other agreements, (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor's rights under Intellectual Property Licenses in connection with the enforcement of Agent's rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) except with respect to ULC Shares, shall have the right to request that any Equity Interests that are pledged hereunder be registered in the name of Agent or any of its nominees.

11.

Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, subject to the terms of then existing leases, contracts and other agreements, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)

to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b)

to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c)

to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)

to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e)

to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f)

to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g)

Agent, on behalf of the Lender Group or the Bank Product Providers, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

12.

Agent May Perform.  If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

13.

Agent's Duties.  The powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral, for the benefit of the Lender Group and the Bank Product Providers, and shall not impose any duty upon Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

14.

Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles,

Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Loan Documents.

15.

Disposition of Pledged Interests by Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner. For greater certainty, the foregoing provision shall apply to ULC Shares only after a realization and re-registration contemplated by Section 5 and Section 16(c) hereof.

16.

Voting and Other Rights in Respect of Pledged Interests.

(a)

Except with respect to the ULC Shares, upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and without prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor's true and lawful ATTORNEY-IN-FACT and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable until the Secured Obligations have been paid in full.

(b)

For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would (i) materially adversely affect the rights of Agent, the other members of the Lender Group, or the Bank Product Providers, or (ii) materially adversely affect the value of the Pledged Interests.

(c)

Each Grantor acknowledges that certain of the Collateral of such Grantor may now or in the future consist of ULC Shares, and that it is the intention of Agent and each Grantor that neither Agent nor any member of the Lender Group or the Bank Product Providers should under any circumstances prior to realization thereon be held to be a "member" or a “shareholder”, as applicable, of a ULC for the purposes of any ULC Laws.  Therefore, notwithstanding any provisions to the contrary contained in this Agreement, the Credit Agreement or any other Loan Document, where a Grantor is the registered and beneficial owner of ULC Shares which are Collateral of such Grantor, such Grantor will remain the sole registered and beneficial owner of such ULC Shares until such time as such ULC Shares are effectively transferred into the name of the Agent, any other member of the Lender Group or the Bank Product Providers, or any other Person on the books and records of the applicable ULC.  Accordingly, each Grantor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such ULC Shares (except for any dividend or distribution comprised of any certificates representing the Pledged Interests of such Grantor, which shall be delivered to Agent to hold hereunder) and shall have the right to vote such ULC Shares and to control the direction, management and policies of the applicable ULC to the same extent as such Grantor would if such ULC Shares were not pledged to Agent pursuant hereto.  Nothing in this Agreement, the Credit Agreement or any other Loan Document is intended to, and nothing in this Agreement, the Credit Agreement or any other Loan Document shall, constitute Agent, any member of the Lender Group or the Bank Product Providers, or any other Person other than the applicable Grantor, a member or shareholder of a ULC for the purposes of any ULC Laws (whether listed or unlisted, registered or beneficial), until such time as notice is given to such Grantor and further steps are taken pursuant hereto or thereto so as to register the Agent, any member of the Lender Group or the Bank Product Providers, or such other Person, as specified in such notice, as the holder of the ULC Shares.  To the extent any provision hereof or the Credit Agreement or any other Loan Document would have the effect of constituting Agent or member of the Lender Group or the Bank Product Providers, as applicable, a member or shareholder of any ULC prior to such time, such provision shall be severed herefrom or therefrom and shall be ineffective with respect to ULC Shares which are Collateral of any Grantor without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Collateral of any Grantor which is not ULC Shares.  Except upon the exercise of rights of Agent to sell, transfer or otherwise dispose of ULC Shares in accordance with this Agreement, the Credit Agreement or the other Loan Documents, each Grantor shall not cause or permit, or enable a Pledged Company that is a ULC to cause or permit, Agent or member of the Lender Group or the Bank Product Providers to: (a) be registered as a shareholder or member of such Pledged Company; (b) have any notation entered in their favour in the share register of such Pledged Company; (c) be held out as shareholders or members of such Pledged Company; (d) receive, directly or indirectly, any dividends, property or other distributions from such Pledged Company by reason of Agent holding the Security Interests over the ULC Shares; or (e) act as a shareholder or member of such Pledged Company, or exercise any rights of a shareholder or member including the right to attend a meeting of shareholders or members of such Pledged Company or to vote its ULC Shares.

17.

Remedies.  Upon the occurrence and during the continuance of an Event of Default (provided that the exercise of any such right in the case of ULC Shares is subject to the limitations of Section 16(c) above):

(a)

Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notification of sale shall be required by law, at least ten (10) days notification by mail to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Code.  Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given.  Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that (A) the internet shall constitute a "place" for purposes of Section 9-610(b) of the Code and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten (10) days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code.  Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b)

Subject to the terms of the existing applicable agreements and contracts, Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor's Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c)

Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor's Deposit Accounts in which Agent's Liens are perfected by control under Section 9-104 of the Code or in Canada by registering a financing statement, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor's Securities Accounts in which Agent's Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.

(d)

Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement.   In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e)

Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing.  Agent shall have the right to the appointment of a receiver, receiver-manager, manager or receiver and manager (each a "Receiver") for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent. To the extent permitted by applicable law, any Receiver appointed by Agent shall (for purposes relating to responsibility for the Receiver’s acts or omissions) be considered to be the agent of such Grantor.  Agent may from time to time fix the Receiver’s remuneration and such Grantor shall pay the amount of such remuneration to Agent.  Agent shall not be liable to any Grantor or any other person in connection with appointing or not appointing a Receiver or in connection with the Receiver’s actions or omissions.

18.

Remedies Cumulative.  Each right, power, and remedy of Agent, any other member of the Lender Group, or any Bank Product Provider as provided for in this Agreement, the other Loan Documents or any Bank Product Agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Loan Documents and the Bank Product Agreements or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, any other member of the Lender Group, or any Bank Product Provider, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent, such other member of the Lender Group or such Bank Product Provider of any or all such other rights, powers, or remedies.

19.

Marshaling. Agent  shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

20.

Indemnity and Expenses.

(a)

Each Grantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.  This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

(b)

Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

21.

Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.

22.

Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

23.

Continuing Security Interest: Assignments under Credit Agreement.

(a)

This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (ii) be binding upon each Grantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.  Upon payment in full of the Secured Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Guaranty made and the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, upon Administrative Borrower's request, Agent will authorize the filing of appropriate termination statements to terminate such Security Interest.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Revolving Loans or other loans made by any Lender to Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Providers, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement.  Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth.  A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

(b)

Each Grantor agrees that, if any payment made by any Grantor or other Person and applied to the Secured Obligations is at any time annulled, avoided, set, aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by Agent or any other member of the Lender Group to such Grantor, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (i) any Lien or other Collateral securing such Grantor's liability hereunder shall have been released or terminated by virtue of the foregoing clause (a), or (ii) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

24.

Survival.  All representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Lender, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

25.

CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a)

THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH GRANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 25(b).

(c)

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A "CLAIM").  EACH GRANTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)

EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS  LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)

NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE AGENT, ANY CO-COLLATERAL AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING LENDER, OR THE UNDERLYING ISSUER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(f)

IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE "COURT") BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN SECTION 25(c) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(i)

WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1.  THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE.  VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(ii)

THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS).  THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF

THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(iii)

UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE.  IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B).  THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW.  PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

(iv)

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING.  ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT.  THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE'S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v)

THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES.  THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(vi)

THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW.  THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT.  THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.  THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE'S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME

MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT.  THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(vii)

THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.  AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT.

26.

New Subsidiaries.  Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1.  Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Guarantor and Grantor hereunder with the same force and effect as if originally named as a Guarantor and Grantor herein.  The execution and delivery of any instrument adding an additional Guarantor or Grantor as a party to this Agreement shall not require the consent of any Guarantor or Grantor hereunder.  The rights and obligations of each Guarantor and Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor or Grantor hereunder.

27.

Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers.

28.

Miscellaneous.

(a)

This Agreement is a Loan Document.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)

Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)

Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)

Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Grantor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(e)

Each Grantor:

(i)

acknowledges receipt of a true copy of this Agreement; and

(ii)

acknowledges receipt of a copy of all financing statements registered under the Code evidencing the Security Interests.

29.

Split Lien Intercreditor Agreement.

(a)

Notwithstanding anything herein to the contrary, in the event of any conflict between any provision in this Agreement and any provision in the Split Lien Intercreditor Agreement, such provision in the Split Lien Intercreditor Agreement shall control.

(b)

Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, any obligation of any Grantor hereunder with respect to the delivery or control of any Collateral that constitutes Split Lien Collateral shall be deemed to be satisfied if such Grantor delivers or provides control of such Split Lien Collateral to the Term Loan Agent in accordance with the requirements of the corresponding provision of the applicable Split Lien Document.

30.

Canadian Interpretation .. Where the context so requires (i) all terms defined in this Agreement by reference to the “Code” or the “Uniform Commercial Code” shall also have any extended, alternative or analogous meaning given to such term in applicable Canadian personal property security and other laws (including, without limitation, the PPSA, the STA, the Bills of Exchange Act (Canada) and the Depository Bills and Notes Act (Canada)), in all cases for the extension, preservation or betterment of the security and rights of Agent, (ii) all references in this Agreement to “Article 8 of the Code” or “Article 8 of the Uniform Commercial Code” shall be deemed to refer also to applicable Canadian securities transfer laws (including, without limitation, the STA), (iii) all references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under applicable Canadian personal property security laws, (iv) all references to federal or state securities law of the United States shall be deemed to refer also to analogous federal and provincial securities laws in Canada; (v) all references to the United States of America, or to any subdivision, department or agency or instrumentality thereof shall be deemed to refer also to Canada, or to any subdivision, department, agency or instrumentality thereof; (vi)

all reference in the Agreement to the United States Copyright Office or the United States Patent and Trademark Office shall be deemed to refer also to the Canadian Intellectual Property Office; and (vii) all references to “Insolvency Proceeding” shall be deemed to refer also to any insolvency proceeding occurring in Canada or under Canadian law.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

SCHOOL SPECIALTY, INC.

By:

/s/ David N. Vander Ploeg

Name:

  David N. Vander Ploeg

Title:

   Chief Financial Officer

CLASSROOMDIRECT.COM, LLC

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

SPORTIME, LLC

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

DELTA EDUCATION, LLC

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

PREMIER AGENDAS, INC.

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

[SIGNATURE PAGE TO SECURITY AGREEMENT]

3

CHILDCRAFT EDUCATION CORP.

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

BIRD-IN-HAND WOODWORKS, INC.

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

CALIFONE INTERNATIONAL, INC.

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

FREY SCIENTIFIC, INC.

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

SAX ARTS & CRAFTS, INC.

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

SELECT AGENDAS, CORP.

By:

/s/ David N. Vander Ploeg

Name:

   David N. Vander Ploeg

Title:

   Treasurer

[SIGNATURE PAGE TO SECURITY AGREEMENT]

AGENT:

WELLS FARGO CAPITAL FINANCE, LLC, a

Delaware limited liability company

By:

/s/ Chris Heckman

Name:

   Chris Heckman

Title:

   Vice President

[SIGNATURE PAGE TO SECURITY AGREEMENT]

SCHEDULE 1

COMMERCIAL TORT CLAIMS

[include specific case caption or descriptions per Official Code Comment 5 to Section 9-108 of the Code]

SCHEDULE 2

COPYRIGHTS

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

SCHEDULE 4

PATENTS

SCHEDULE 5

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.

SCHEDULE 6

TRADEMARKS

SCHEDULE 7

NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

SCHEDULE 8

OWNED REAL PROPERTY

SCHEDULE 9

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

SCHEDULE 10

CONTROLLED ACCOUNT BANKS

SCHEDULE 11

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

SCHEDULE 12

MOTOR VEHICLES

ANNEX 1 TO GUARANTY AND SECURITY AGREEMENT
FORM OF JOINDER

Joinder No. ____ (this "Joinder"), dated as of ____________ 20___, to the Guaranty and Security Agreement, dated as of May __, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the "Guaranty and Security Agreement"), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each, individually, a "Grantor") and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company ("WFCF"), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of May __, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") by and among School Specialty, Inc., a Wisconsin corporation ("Parent"), ClassromDirect.com, LLC, a Delaware limited liability company ("ClassroomDirect"), Sportime, LLC, a Delaware limited liability company  ("Sportime"), Delta Education, LLC, a Delaware limited liability company ("Delta Education"), Premier Agendas, Inc., a Washington corporation ("Premier Agendas"), Childcraft Education Corp., a New York corporation ("Childcraft"), Bird-in-Hand Woodworks, Inc., a New Jersey corporation ("Bird-in-Hand"), Califone International, Inc., a Delaware corporation ("Califone"; together with Parent, ClassroomDirect, Sportime, Delta Education, Premier Agendas, Childcraft and Bird-in-Hand, the "Borrowers" and each a "Borrower"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), Agent, WFCF and General Electric Capital Corporation, a Delaware corporation, as co-collateral agents (the "Co-Collateral Agents" and each a "Co-Collateral Agent") and WFCF and GE Capital Markets, Inc., as co-lead arrangers and joint book runners, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; and

WHEREAS, Grantors have entered into the Guaranty and Security Agreement in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements; and

WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 26 of the Guaranty and Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guarantor and Security Agreement, and the

Annex I - 1

joinder to the Guaranty and Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and

WHEREAS, each New Grantor (a) is an Affiliate of Borrowers and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group or the Bank Product Providers and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Bank Product Agreements;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.

In accordance with Section 26 of the Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" and "Guarantor" under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a "Grantor" and "Guarantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Guaranty and Security Agreement applicable to it as a "Grantor" or "Guarantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" or "Guarantor" thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof.  In furtherance of the foregoing, each New Grantor hereby (a) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (b) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor's right, title and interest in and to the Collateral.  Each reference to a "Grantor" or "Guarantor" in the Guaranty and Security Agreement shall be deemed to include each New Grantor.  The Guaranty and Security Agreement is incorporated herein by reference.

2.

Schedule 1, "Commercial Tort Claims", Schedule 2, "Copyrights", Schedule 3, "Intellectual Property Licenses", Schedule 4, "Patents", Schedule 5, "Pledged Companies", Schedule 6, "Trademarks", Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, "Owned Real Property", Schedule 9, "Deposit Accounts and Securities Accounts", Schedule 10, "Controlled Account Banks", Schedule 11, "List of Uniform Commercial Code Filing Jurisdictions", and Schedule 12, "Motor Vehicles" attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, Schedule 11, and Schedule 12 respectively, to the Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the Guaranty and Security Agreement.

3.

Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the

Annex I - 2

sufficiency or filing office acceptance.  Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

4.

Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5.

This Joinder is a Loan Document.  This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder.  Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.  Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6.

The Guaranty and Security Agreement, as supplemented hereby, shall remain in full force and effect.

7.

THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Annex I - 3

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty and Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR] By: Name: Title:

[NAME OF NEW GRANTOR] By: Name: Title:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company By: Name: Title:

[SIGNATURE PAGE TO JOINDER NO. ___ TO SECURITY AGREEMENT]

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this "Copyright Security Agreement") is made this ___ day of ___________, 2012, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company ("WFCF"), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") by and among School Specialty, Inc., a Wisconsin corporation ("Parent"), ClassromDirect.com, LLC, a Delaware limited liability company ("ClassroomDirect"), Sportime, LLC, a Delaware limited liability company  ("Sportime"), Delta Education, LLC, a Delaware limited liability company ("Delta Education"), Premier Agendas, Inc., a Washington corporation ("Premier Agendas"), Childcraft Education Corp., a New York corporation ("Childcraft"), Bird-in-Hand Woodworks, Inc., a New Jersey corporation ("Bird-in-Hand"), Califone International, Inc., a Delaware corporation ("Califone"; together with Parent, ClassroomDirect, Sportime, Delta Education, Premier Agendas, Childcraft and Bird-in-Hand, the "Borrowers" and each a "Borrower"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), Agent, WFCF and General Electric Capital Corporation, a Delaware corporation, as co-collateral agents (the "Co-Collateral Agents" and each a "Co-Collateral Agent"), and WFCF and GE Capital Markets, Inc., as co-lead arrangers and joint book runners, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Guaranty and Security Agreement, dated as of May __, 2012 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Guaranty and Security Agreement"); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.

DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Copyright Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.

GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Copyright Collateral"):

(a)

all of such Grantor's Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)

all renewals or extensions of the foregoing; and

(c)

all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.

3.

SECURITY FOR SECURED OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.

SECURITY AGREEMENT.  The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Copyright Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5.

AUTHORIZATION TO SUPPLEMENT.  Grantors shall give Agent written notice at the end of the calendar month after filing any additional application for registration of any copyright and of any additional copyright registrations granted therefor after the date hereof. Without limiting Grantors' obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

6.

COUNTERPARTS.  This Copyright Security Agreement is a Loan Document.  This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement.  Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement.  Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

7.

CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS COPYRIGHT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	By: Name: Title:

By: Name: Title:

ACCEPTED AND ACKNOWLEDGED BY:
AGENT:	WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company By: Name: Title:

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT

Copyright Registrations

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this ___ day of ___________, 2012, by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company ("WFCF"), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity,  "Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") by and among School Specialty, Inc., a Wisconsin corporation ("Parent"), ClassromDirect.com, LLC, a Delaware limited liability company ("ClassroomDirect"), Sportime, LLC, a Delaware limited liability company  ("Sportime"), Delta Education, LLC, a Delaware limited liability company ("Delta Education"), Premier Agendas, Inc., a Washington corporation ("Premier Agendas"), Childcraft Education Corp., a New York corporation ("Childcraft"), Bird-in-Hand Woodworks, Inc., a New Jersey corporation ("Bird-in-Hand"), Califone International, Inc., a Delaware corporation ("Califone"; together with Parent, ClassroomDirect, Sportime, Delta Education, Premier Agendas, Childcraft and Bird-in-Hand, the "Borrowers" and each a "Borrower"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), Agent, WFCF and General Electric Capital Corporation, a Delaware corporation, as co-collateral agents (the "Co-Collateral Agents" and each a "Co-Collateral Agent"), and WFCF and GE Capital Markets, Inc., as co-lead arrangers and joint book runners, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Guaranty and Security Agreement, dated as of May __, 2012 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Guaranty and Security Agreement"); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.

DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.

GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Patent Collateral"):

(a)

all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)

all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c)

all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3.

SECURITY FOR SECURED OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.

SECURITY AGREEMENT.  The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Patent Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5.

AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security

Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights.  Without limiting Grantors' obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

6.

COUNTERPARTS.  This Patent Security Agreement is a Loan Document.  This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement.  Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement.  Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

7.

CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	By: Name: Title:

By: Name: Title:

ACCEPTED AND ACKNOWLEDGED BY:
AGENT:	WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company By: Name: Title:

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I
to
PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

Patent Licenses

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of _________ __, 20___ (this "Pledged Interests Addendum"), is delivered pursuant to Section 7 of the Guaranty and Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Guaranty and Security Agreement, dated as of May __, 2012, (as amended, restated, supplemented, or otherwise modified from time to time, the "Guaranty and Security Agreement"), made by the undersigned, together with the other Grantors named therein, to WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Pledged Interests Addendum shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.  The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Guaranty and Security Agreement and any pledged company set forth on Schedule I shall be and become a "Pledged Company" under the Guaranty and Security Agreement, each with the same force and effect as if originally named therein.

This Pledged interests Addendum is a Loan Document.  Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum.  If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 6 of the Guaranty and Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

THIS PLEDGED INTERESTS ADDENDUM SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

C-1

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

______________________________ By: Name: Title:

[SIGNATURE PAGE TO PLEDGED INTERESTS ADDENDUM]

SCHEDULE I
to
PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company ("WFCF"), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") by and among School Specialty, Inc., a Wisconsin corporation ("Parent"), ClassromDirect.com, LLC, a Delaware limited liability company ("ClassroomDirect"), Sportime, LLC, a Delaware limited liability company  ("Sportime"), Delta Education, LLC, a Delaware limited liability company ("Delta Education"), Premier Agendas, Inc., a Washington corporation ("Premier Agendas"), Childcraft Education Corp., a New York corporation ("Childcraft"), Bird-in-Hand Woodworks, Inc., a New Jersey corporation ("Bird-in-Hand"), Califone International, Inc., a Delaware corporation ("Califone"; together with Parent, ClassroomDirect, Sportime, Delta Education, Premier Agendas, Childcraft and Bird-in-Hand, the "Borrowers" and each a "Borrowers"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), Agent, WFCF and General Electric Capital Corporation, a Delaware corporation, as co-collateral agents (the "Co-Collateral Agents" and each a "Co-Collateral Agent"), and WFCF and GE Capital Markets, Inc., as joint lead arrangers and joint book runners, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Guaranty and Security Agreement, dated as of May __, 2012 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Guaranty and Security Agreement"); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.

DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.

GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Trademark Collateral"):

(a)

all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)

all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c)

all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3.

SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.

SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5.

AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration.   Without limiting Grantors' obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

6.

COUNTERPARTS.  This Trademark Security Agreement is a Loan Document.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7.

CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	By: Name: Title:

By: Name: Title:

ACCEPTED AND ACKNOWLEDGED BY:
AGENT:	WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company By: Name: Title:

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses

Schedule 1 Commercial Tort Claims

None.

SCHEDULE 2

to

GUARANTY AND SECURITY AGREEMENT (WELLS)

Copyrights

CHILDCRAFT EDUCATION CORP.

Title	Reg. Number	Reg. Date
Childcraft : the growing years : [catalog].	TX0000677954	5/13/1981
Childcraft : the growing years : [catalog].	TX0000677953	5/13/1981
Childcraft : the growing years : [catalog].	TX0000677955	5/13/1981
Childcraft : the growing years : [catalog].	TX0000677952	5/13/1981
Childcraft : the growing years : [catalog].	TX0000677951	5/13/1981
Dial-R / [Carol D. Mardell-Czudnowski, Dorothea S. Goldenberg].	TX0001413417	6/29/1984
Childcraft : the growing years : [catalog].	TX0001594689	3/15/1985
Childcraft : the growing years : [catalog].	TX0001764298	3/26/1986
Childcraft : the Growing Years, infants, early childhood, special ed school catalog	TX0002250405	2/1/1988
Childcraft : the Growing Years, infants, early childhood, special ed school catalog	TX0002486090	2/1/1989
DIAL-R activity card system : developmental tasks for school and home	TX0002634186	8/9/1989
Dial-R for parents : activities for the child at home keyed to the Dial-R assessment kit	TX0002634081	8/15/1989

Title	Reg. Number	Reg. Date
Childcraft--building minds and imaginations for the growing years : 1990	TX0002787251	3/13/1990
Childcraft : the Growing Years, infants, early childhood, special ed school catalog	TX0004140775	8/30/1995
Notice of grant security interest in copyrights	V3437D211	6/28/1999
Earth and Space	SR0000611712	9/13/2007
Inquiry	SR0000611715	9/13/2007
Life Science	SR0000611714	9/13/2007
Personal and Social Perspectives	SR0000611711	9/13/2007
Physical Science	SR0000611710	9/13/2007
Let’s get cooking! / by Margot Hammond.	TX0004742730	3/17/1998
Childcraft : toys that teach : [catalog].	TX0001594688 TX0002239795	3/15/1985 8/12/1985
Childcraft : toys that teach : [catalog].	TX0001764297; TX0001889261	2/28/1986; 8/21/1986
Just for Kids! : America’s favorite children’s catalog.	TX0002124525	8/3/1987
Childcraft : toys that teach : [catalog].	TX0002009649; TX0002124526	2/24/1987 & 8/3/1987
Just for Kids! : America’s favorite children’s catalog.	TX0002326459; TX0002404103; TX0002404104; TX0002403577; TX0002407643; TX0002407644	2/8/1988; 9/6/1988; 9/6/1988; 10/24/1988; 10/24/1988
Childcraft : toys that teach : [catalog].	TX0002319535; TX0002402995; TX0002404100; TX0002402994	2/8/1988; 9/6/1988; 9/6/1988; 9/6/1988
Childcraft west : the Growing Years, infants, early childhood, special ed. school catalog	TX0002486089	2/1/1989

Title	Reg. Number	Reg. Date
Childcraft West--building minds and imaginations for the growing years : 1990	TX0002787252	3/13/1990
Childcraft : toys that teach : [catalog].	TX0002537376; TX0002515392; TX0002714983; TX0002714984; TX0002714985; TX0002714986; TX0002714987	2/15/1989; 2/15/1989; 12/4/1989; 12/4/1989; 12/4/1989; 12/4/1989; 12/4/1989
Just for Kids! : America’s favorite children’s catalog	TX0002501249; TX0002501669; TX0002501670; TX0002701220; TX0002701219; TX0002701218; TX0002701216; TX0002701217	2/2/1989; 2/2/1989; 2/2/1989; 12/1/1989; 12/1/1989; 12/1/1989 ;12/1/1989; 12/1/1989
Childcraft : toys that teach : [catalog].	TX0002765767; TX0002765768; TX0002765769; TX0002765770	3/14/1990; 3/14/1990; 3/14/1990; 3/14/1990
Just for Kids! : America’s favorite children’s catalog	TX0002765891; TX0002765766; TX0002765892; TX0002765893	3/14/1990; 3/14/1990; 3/14/1990; 3/14/1990
Celebrate Science Physical Science Set	SR0000611710	9/13/2007
ABC School Supply, Inc. ... catalog	TX0002189648	11/10/1987
The Rainbow book of early learning materials	TX0002282947	2/16/1988
ABC puts the whole world in your hands	TX0002189647	11/10/1987
Parent lending library master guide	TX0004131135	9/12/1995

DELTA EDUCATION, LLC

Title	Reg. Number	Reg. Date
Beginnings: teacher's guide/Herbert D. Their, Robert C. Knott	TX0005877113	11/21/2003
Behavior of mealworms: teacher's guide	TX0002384470	7/8/1988
Butterflies and moths	TX0005914419	2/10/2004
Butterflies and moths: teacher's guide	TX0002384468	11/1/1996
Charge it! Static electricity: activity guide/by Delta Education; author, Richard Bollinger	TX0004406415	11/1/1996
Charge it! static electricity : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406422	11/1/1996
Classroom plants : teacher's guide.	TX0002384473	7/8/1988
Clear view of area and volume formulas : activities, visuals, masters.	TX0004406667	2/19/1997
Color and light.	TX0005914420	2/10/2004
Communities : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866655	11/21/2003
Crystal creations : activity guide / author, Carol Prekker.	TX0004406777	2/19/1997
Delta Science First Reader, Science and Literacy program Teacher's Guide.	TX0006898348	11/9/2007
Delta science module, erosion teacher's guide.	TX0006404994	6/28/2006
Delta science module, third edition : classroom plants : teacher's guide.	TX0006405648	6/28/2006
Delta science module, third edition : earth, moon, and sun : teacher's guide.	TX0006405649	6/28/2006
Delta science module, third edition : earth processes : teacher's guide.	TX0006405647	6/28/2006
Delta science module, third edition : electromagnetism : teacher's guide.	TX0006405651	6/28/2006

Title	Reg. Number	Reg. Date
Delta science module, third edition : matter and change : teacher's guide.	TX0006405646	6/28/2006
Delta science module, third edition : plant and animal populations : teacher's guide.	TX0006405650	6/28/2006
Delta Science Modules, Third Ed., DNA: From Genes to Proteins Teacher's Guide.	TX0006898345	11/9/2007
Delta Science Modules, Third Ed., Earth Movements, At Home Folio.	TX0006897073	12/7/2007
Delta Science Modules, Third Ed., Earth Movements, At Home Folio (Spanish Edition)	TX0006897105	12/7/2007
Delta Science Modules, Third Ed., Earth Movements Science Notebook.	TX0006898338	11/9/2007
Delta Science Modules, Third Ed., Earth Movements Science Notebook, Spanish Edition Delta Science Modules, Third Edition.	TX0006898340	11/9/2007
Delta Science Modules, Third Ed., Food Chains and Webs, At Home Folio.	TX0006897058	12/7/2007
Delta Science Modules, Third Ed., Food Chains and Webs, At Home Folio (Spanish Edition)	TX0006897064	12/7/2007
Delta Science Modules, Third Ed., Food Chains and Webs Science Notebook.	TX0006898323	11/9/2007
Delta Science Modules, Third Ed., Food Chains and Webs Science Notebook, Spanish Edition.	TX0006898320	11/9/2007
Delta Science Modules, Third Ed., Force and Motion, At Home Folio (Spanish Edition)	TX0006897081	12/7/2007
Delta Science Modules, Third Ed., Force and Motion, At Horne Folio.	TX0006897097	12/7/2007
Delta Science Modules, Third Ed., Force and Motion Science Notebook.	TX0006898328	11/9/2007

Title	Reg. Number	Reg. Date
Delta Science Modules, Third Ed., Force and Motion Science Notebook, Spanish Edition.	TX0006898339	11/9/2007
Delta Science Modules, Third Ed., Using Science Notebooks Folio.	TX0006897051	12/7/2007
Delta Science Reader, Astronomy.	TX0006898342	11/9/2007
Delta Science Reader, Earth Movements Reader, Spanish Edition.	TX0006898332	11/9/2007
Delta Science Reader, Electrical Connections Delta Science Reader.	TX0006898344	11/9/2007
Delta Science Reader, Food Chains and Webs Reader, Spanish Edition.	TX0006898327	11/9/2007
Delta Science Reader, Force and Motion Reader, Spanish Edition.	TX0006898325	11/9/2007
Detective lab : activity guide / by Delta Education ; author, Richard Bollinger.	TX0004406417	11/1/1996
Detective lab : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406416	11/1/1996
Dinosaurs and fossils.	TX0005914416	2/10/2004
Discovery guide : body and senses : pre-K.	TX0005699021	5/8/2003
Earth movements.	TX0005913100	2/10/2004
Ecosystems : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866657	11/21/2003
Electrical circuits / [Sarah A. Maineri], senior project editor.	TX0005748056	5/8/2003
Electrical circuits : teacher's guide.	TX0002384480	7/8/1988
Electrical circuits : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747210	5/9/2003
Electromagnetism : activity guide / by Delta Education ; author, Sally Seehafer.	TX0004406419	11/1/1996
Electromagnetism : teacher's guide.	TX0002384461	7/8/1988

Title	Reg. Number	Reg. Date
Energy & motion : activity guide / author, M. J. Lechner.	TX0004410975	2/18/1997
Energy & motion : activity journal.	TX0004410976	2/18/1997
Energy sources : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005877116	11/21/2003
Environments : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866659	11/21/2003
Finding the moon.	TX0005748493	5/8/2003
Finding the Moon : teacher's guide.	TX0005792811	8/12/2003
Finding the moon : teacher's guide / by Gretchen M. Alexander.	TX0002384476	7/8/1988
Flight and rocketry reader	TX0005913098	2/10/2004
Flight! gliders to jets : activity guide / by Delta Education ; author, Richard Bollinger.	TX0004406420	11/1/1996
Food chaines and webs : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747206	5/9/2003
Food chains and webs / [Sarah A. Maineri], senior project editor.	TX0005748057	5/8/2003
Force and motion : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747207	5/9/2003
From seed to plant : teacher's guide.	TX0002384472	7/8/1988
Gears at work : activity guide / author, Joreen Hendry.	TX0004410977	2/18/1997
Gears at work : activity journal / author, Joreen Hendry.	TX0004410978	2/18/1997
Great sensations : smell, taste, touch : activity guide / author, Katy Z. Allen.	TX0004423398	3/3/1997
Great sensations : smell, taste, touch : activity journal / author, Katy Z. Allen.	TX0004423399	3/3/1997
Great sensations : vision & hearing : activity guide / author, Kathy Z. Allen.	TX0004410979	2/18/1997

Title	Reg. Number	Reg. Date
Great sensations : vision & hearing : activity journal / author, Kathy Z. Allen.	TX0004410973	2/18/1997
Hexagonoes exponents : level 1 : teacher guide.	TX0005853766	11/21/2003
Hexagonoes exponents : level 2 : teacher guide.	TX0005853767	11/21/2003
Hexagonoes percents : level 2 : teacher guide.	TX0005853768	11/21/2003
Investigating water.	TX0005913096	2/10/2004
Investigating water : teacher's guide.	TX0002384457	7/8/1988
Length and capacity : teacher's guide / by D. Louis Finsand.	TX0002384462	7/8/1988
Lenses and mirrors : teacher's guide / prepared by the National Learning Center.	TX0002384463	7/8/1988
Life cycles : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005877115	11/21/2003
Looking at liquids : teacher's guide.	TX0002384458	7/8/1988
Magnetic magic : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406421	11/1/1996
Magnets.	TX0005913097	2/10/2004
Material objects : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005877114	11/21/2003
Measuring : teacher's guide.	TX0002384465	7/8/1988
Newton's toy box : teacher's guide.	TX0006403251	6/28/2006
Observing an aquarium.	TX0005914421	2/10/2004
Observing an aquarium : teacher's guide.	TX0005914412	2/10/2004
Observing an aquarium : teacher's guide / by Deighton K. Emmons, Jr.	TX0002384471	7/8/1988
Oceans.	TX0005913099	2/10/2004

Title	Reg. Number	Reg. Date
Oceans : teacher's guide.	TX0005914414	2/10/2004
Organisms : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866656	11/21/2003
Plant and animal life cycles.	TX0005699028	5/8/2003
Plant and animal life cycles : teacher's guide.	TX0002384469	7/8/1988
Plants in our world reader.	TX0006402066	6/26/2006
Pollution.	TX0005913095	2/10/2004
Pond life : teacher's guide.	TX0002384467	7/8/1988
Powders and crystals : teacher's guide.	TX0002384459	7/8/1988
Properties : teacher's guide.	TX0002384460	7/8/1988
Relative position and motion : teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005866658	11/21/2003
Rock origins : activity guide / author, Richard Bollinger.	TX0004406776	2/19/1997
Rocks and minerals : teacher's guide / by Ben Werner.	TX0002384479	7/8/1988
Seed mysteries : activity guide / author, Mary Jo Lechner.	TX0004410972	2/18/1997
Seed mysteries : activity journal / author, Mary Jo Lechner.	TX0004410974	2/18/1997
Simple machines.	TX0005699027	5/8/2003
Simple machines : teacher's guide / by Elizabeth Fox.	TX0002384481	7/8/1988
Sink or float? : teacher's guide.	TX0006403250	6/28/2006
Sink or float : teacher's guide.	TX0002384482	7/8/1988
Soil science.	TX0005914417	2/10/2004
Solar system / [Sarah A. Maineri], senior project editor.	TX0005748058	5/8/2003
Solar system : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747208	5/9/2003

Title	Reg. Number	Reg. Date
Sound.	TX0005913094	2/10/2004
Sound : teacher's guide.	TX0005914413	2/10/2004
Sound : teacher's guide.	TX0002384456	7/8/1988
Stages of matter : teacher's guide.	TX0005792812	8/12/2003
States of matter / [Sarah A. Maineri], senior project editor.	TX0005748054	5/8/2003
States of matter : teacher's guide / by Michael Worosz.	TX0002384464	7/8/1988
Sunshine and shadows.	TX0005913093	2/10/2004
Sunshine and shadows : teacher's guide.	TX0002384477	7/8/1988
Using your senses / [Sarah A. Maineri], senior project editor.	TX0005748059	5/8/2003
Using your senses : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747205	5/9/2003
Water cycle.	TX0005914418	2/10/2004
Weather forecasting.	TX0005699029	5/8/2003
Weather forecasting : teacher's guide / by Deighton K. Emmons, Jr.	TX0002384475	7/8/1988
Weather forecasting : teacher's guide / Sarah A. Maineri, senior project editor.	TX0005747209	5/9/2003
Weather instruments / [Sarah A. Maineri], senior project editor.	TX0005748055	5/8/2003
Weather instruments : teacher's guide / by Lester G. Paldy.	TX0002384478	7/8/1988
Weather watching / [Sarah A. Maineri], senior project editor.	TX0005748053	5/8/2003
Weather watching : teacher's guide / by Lester G. Paldy.	TX0002384474	7/8/1988
Weather wise : activity guide / author, Ceanne Tzimopoulos.	TX0004410969	2/18/1997

Title	Reg. Number	Reg. Date
Weather wise : activity journal / author, Ceanne Tzimopoulos.	TX0004410970	2/18/1997
Work : plane & simple : activity guide / author, Sally Gullatt Seehafer.	TX0004410971	2/18/1997
Work--plane and simple : activity guide / by Delta Education ; author, Sally Gullatt Seehafer.	TX0004406418	11/1/1996
You and your body / [Sarah A. Maineri], senior project editor.	TX0005748052	5/8/2003
You and your body : teacher's guide.	TX0005815686	8/12/2003
You and your body : teacher's guide / by David R. Stronck.	TX0002384466	7/8/1988
Amazing air : DSM II teacher's guide / National Learning Center.	TX0004441524	1/9/1997
Animal behavior : teacher's guide.	TX0004440867	1/9/1997
Aquatic life mini-kit : equipment and guide to assist children in the exploration of an aquatic environment.	TX0003739371	12/6/1993
Beginnings : teacher's guide : level K / Herbert D. Thier, Robert C. Knott.	TX0003363130	6/3/1992
Behavior of mealworms : Delta project cards / William R. Brown, Edwin P. White.	TX0000957855	8/11/1982
Body basics : activity guide.	TX0004406456	11/1/1996
Body basics : activity journal.	TX0004406458	11/1/1996
Brine shrimp : Delta project cards / William R. Brown, Edwin P. White.	TX0000957849	8/11/1982
Bubble science activity guide.	TX0004406454	11/1/1996
Bubble science activity journal.	TX0004406453	11/1/1996
Butterflies and moths : DSM II teacher's guide.	TX0004440180	1/9/1997
Chemical interactions : teacher's guide.	TX0003842875	2/27/1995

Title	Reg. Number	Reg. Date
Classroom plants : teacher's guide / editing Jill Farinelli ; ill./art production Nancy Schoefl.	TX0004442733	1/9/1997
Clay boats : Delta project cards / William R. Brown, Edwin P. White.	TX0000957850	8/11/1982
Clear view of personal checking : simulations, activities, masters, visuals / author, Vicky L. Kouba.	TX0004406666	2/19/1997
Color and light : teacher's guide.	TX0004043757	2/27/1995
Communities.	TX0003593416	6/21/1993
Communities : teacher's guide, level 5 / Robert C. Knott, Herbert D. Thier.	TX0003690485	9/30/1993
Crystal creations : activity journal.	TX0004406455	11/1/1996
Delta Education, Inc., presents A feast of fractions / a menu of activities prepared by Sally Palow, Kathleen Knoblock, Myra Kennedy ... [et al.] ; cover ill. Rose Lowry.	TX0004406537	11/1/1996
Delta game factory / Vicky L. Kouba.	TX0004406544	2/19/1997
Delta project cards--Colored solutions / William R. Brown, Edwin P. White.	TX0000842525	10/26/1981
Delta Volume Shake : teacher's guide.	TX0004409053	11/1/1996
Dinosaur classification : teacher's guide.	TX0004440862	1/9/1997
DNA--from genes to proteins : teacher's guide / author, Betty B. Hoskins.	TX0003845929	6/24/1994
Earth, moon, and sun : teacher's guide / author[s], John G. Radzilowicz, 1952-, and Jan M. Derby ; ill. Nancy Schoefl.	TX0004442655	1/9/1997
Earth movements : DSM II teacher's guide.	TX0004441527	1/9/1997
Earth processes : teacher's guide.	TX0004440864	1/9/1997
Earthworms : Delta project cards / William R. Brown, Edwin P. White.	TX0000957851	8/11/1982
Ecosystems.	TX0003593418	6/21/1993

Title	Reg. Number	Reg. Date
Ecosystems : SCIS 3, teacher's guide, level 6 / Robert C. Knott, Herbert D. Thier.	TX0003690482	9/30/1993
Electrical circuits : teacher's guide / editing Editorial Services Plus ; ill./art production Nancy Schoefl.	TX0004440927	1/9/1997
Electrical connections : activity guide.	TX0004406463	11/1/1996
Electrical connections : teacher's guide / author, Bob Roth.	TX0003830396	3/31/1994
Electromagnetism activity journal.	TX0004409099	11/1/1996
Electromagnetism : teacher's guide.	TX0004043755	2/27/1995
Energy sources.	TX0003602059	6/21/1993
Environments.	TX0003593419	6/21/1993
Environments : teacher's guide, level 4 / Robert C. Knott, Herbert D. Thier.	TX0003690484	9/30/1993
Erosion : teacher's guide.	TX0004043756	2/27/1995
Exploring geometry : intermediate.	TX0003423266	11/16/1992
Exploring geometry : primary.	TX0003423267	11/16/1992
Exploring number relationships : intermediate.	TX0003423265	11/16/1992
Exploring probability / Fredda J. Friederwitzer, Barbara Berman, Beth Forrester.	TX0003423216	11/16/1992
Exploring probability : primary / Vicky L. Kouba.	TX0003423215	11/16/1992
Fast food for thought : Delta base 10 fries : teacher's guide / Carole Reesink.	TX0003627597	6/25/1993
Fast Food for Thought : Delta Demimal Dog : teacher's guide.	TX0003485171	2/16/1993
Fast food for thought : Delta fraction burger : teacher's guide / Carole Reesink and Linda Frost.	TX0003627596	6/25/1993
Finding the moon : teacher's guide.	TX0004440865	1/9/1997

Title	Reg. Number	Reg. Date
Food chains and webs : DSM II teacher's guide.	TX0004441526	1/9/1997
Fossil formations : activity guide.	TX0004406459	11/1/1996
Fossil formations : activity journal.	TX0004406457	11/1/1996
From seed to plant : teacher's guide / editing Diana J. Reno ; ill./art production Nancy Schoefl.	TX0004446637	1/9/1997
Fungi--small wonders : teacher's guide.	TX0003830394	3/31/1994
Gases and "airs" : Delta project cards / William R. Brown, Edwin P. White.	TX0000957853	8/11/1982
I Can't Believe It's Math! : discovering classroom math in after-school activities / Mary Ann Schroeder, Marcay Burma-Washington	TX0003567974	5/28/1993
If shipwrecks could talk : teacher's guide.	TX0004440866	1/9/1997
Insect life : teacher's guide.	TX0003933407	2/27/1994
Interaction and systems.	TX0003606743	6/21/1993
Interaction and systems : teacher's guide : level 2 / Herbert D. Thier, Robert C. Knott.	TX0003363133	6/3/1992
Investigating water : teacher's guide / editing Elizabeth Foy ; ill./art production Nancy Schoefl.	TX0004440919	1/9/1997
Length and capacity : teacher's guide.	TX0004442792	1/9/1997
Lenses and mirrors : teacher's guide / author, the National Learning Center ; ill./art production Nancy Schoefl.	TX0004442654	1/9/1997
Life cycles.	TX0003606744	6/21/1993
Life cycles : teacher's guide : level 2 / Herbert D. Thier, Robert C. Knott.	TX0003363132	6/3/1992
Looking at liquids : teacher's guide / editing Editorial Services Plus ; ill./art production Nancy P. Schoefl.	TX0004440926	1/9/1997

Title	Reg. Number	Reg. Date
Magnet magic activity guide.	TX0004409100	11/1/1996
Magnets : teacher's guide / author, Joreen Hendry.	TX0003830397	3/31/1994
Material objects.	TX0003606739	6/21/1993
Material objects : teacher's guide : level 1 / Herbert D. Thier, Robert C. Knott.	TX0003363134	6/3/1992
Measuring : teacher's guide / editing Elizabeth Foy ; ill./art production Nancy Schoefl.	TX0004440922	1/9/1997
Newtons toy box : teacher's guide / author, Carolyn Sumners.	TX0003830398	3/31/1994
Observing an aquarium : DSM II teacher's guide.	TX0004440179	1/9/1997
Organisms.	TX0003606742	6/21/1993
Organisms : teacher's guide : level 1 / Herbert D. Thier, Robert C. Knott.	TX0003363131	6/3/1992
Plant and animal life cycles : teacher's guide / editing Kathy Z. Allen and Kathy Talmadge ; ill./art production Nancy P. Schoefl.	TX0004440925	1/9/1997
Plant and animal populations : teacher's guide / editing Diana J. Reno ; ill./art production Nancy Schoefl.	TX0004440924	1/9/1997
Pollution : teacher's guide.	TX0003845509	6/24/1994
Pond life : teacher's guide.	TX0003933406	2/27/1994
Populations.	TX0003606741	6/21/1993
Populations : teacher's guide : level 3 / Herbert D. Thier, Robert C. Knott.	TX0003363136	6/3/1992
Powders and crystals : teacher's guide / editing Diana J. Reno ; ill./art production Nancy P. Schoefl.	TX0004440921	1/9/1997
Properties : teacher's guide.	TX0004442793	1/9/1997

Title	Reg. Number	Reg. Date
Relative position and motion : SCIS 3, teacher's guide, level 4 / Herbert D. Thier, Robert C. Knott.	TX0003690483	9/30/1993
Rock origins : activity journal.	TX0004411206	11/1/1996

Rocks and minerals : teacher's guide : a Delta science module / editing Editorial Services Plus, copyediting Jill Farinelli ; design/production Ann V. Richardson ; ill./art production Nancy P. Schoefl ; cover design Nancy P. Schoefl.

	TX0003784217	3/31/1994
Science in a Nutshell : flight! gliders to jets, activity journal.	TX0004414313	11/1/1996
Scientific theories.	TX0003593417	6/21/1993
Scientific theories.	TX0003602057	6/21/1993
SCIS 3 energy sources.	TX0003577675	6/21/1993
SCIS 3 relative position and motion.	TX0003577674	6/21/1993
Simple machines : teacher's guide / editing Editorial Services Plus ; ill./art production Nancy P. Schoefl.	TX0004015686	2/27/1995
Sink or float : Delta project cards / William R. Brown, Edwin P. White.	TX0000957852	8/11/1982
Sink or float? : teacher's guide.	TX0004446585	1/9/1997

Small things and microscopes : teacher's guide / author, Eileen Terrill ; contributors, Jeanne Dietsch, William Kennedy and Bradford Taylor ; ill. Phyllis Pittet and Susan Dunholter ; photography Paul McGuirk.

	TX0003864322	6/24/1994
Soil science : DSM II teacher's guide.	TX0004441525	1/9/1997
Solar energy : teacher's guide.	TX0003845510	6/24/1994
Solar system : teacher's guide / editing Editorial Services Plus and D. Louis Finsand ; ill./art production Nancy Schoefl.	TX0004446638	1/9/1997
Sound : teacher's guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004440920	1/9/1997

Title	Reg. Number	Reg. Date
Sound vibrations : activity guide.	TX0004406460	11/1/1996
Sound vibrations : activity guide.	TX0004406461	11/1/1996
Sound vibrations : activity guide.	TX0004406462	11/1/1996
States of matter : teacher's guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446636	1/9/1997
Strings & musical instruments : Delta project cards / William R. Brown, Edwin P. White.	TX0000957856	8/11/1982
Subsystems and variables.	TX0003606740	6/21/1993
Subsystems and variables : teacher's guide : level 3 / Herbert D. Thier, Robert C. Knott.	TX0003363135	6/3/1992
Sunshine and shadows : teacher's guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446642	1/9/1997
Water cycle : teacher's guide / editing Kathy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446639	1/9/1997
Weather forecasting : teacher's guide / editing Editorial Services Plus ; ill./art production Nancy Schoefl.	TX0004446640	1/9/1997
Weather instruments : teacher's guide.	TX0004440861	1/9/1997
Weather watching : teacher's guide / editing Jill Farinelli ; ill./art production Nancy Schoefl.	TX0004446641	1/9/1997
Whistles : Delta project cards / William R. Brown, Edwin P. White.	TX0000957854	8/11/1982
You and your body : teacher's guide.	TX0003830395	3/31/1994
About me.	TX0006236193	9/30/2005
Addition & subtraction student activity guide : no. 550-3530.	TX0005751741	5/8/2003
Addition & subtraction : teacher's guide.	TX0005752801	5/8/2003

Title	Reg. Number	Reg. Date
Algebra : grades 3-4, student activity guide.	TX0005698998	5/8/2003
Algebra : grades 5-6, student activity guide.	TX0005698994	5/8/2003
Algebra teacher's guide : grades 3-4.	TX0005751730	5/8/2003
Algebra teacher's guide : grades 5-6.	TX0005751729	5/8/2003
Animal observatory : activity guide.	TX0005827574	8/12/2003
Animal observatory : activity journal.	TX0005827531	8/23/2003
Animals.	TX0006203855	7/28/2005
Area and volume formulas teacher's guide.	TX0005854001	11/21/2003
Base Ten Fries : math activities for Base Ten Fries.	TX0005866681	11/21/2003
Body basics : activity journal.	TX0005827635	8/13/2003
Breaking earth's hold : activity guide.	TX0005827561	8/12/2003
Breaking earth's hold : activity journal.	TX0005827540	8/12/2003
Bubble science : activity guide.	TX0005827624	8/12/2003
Bubble science : activity journal.	TX0005827633	8/12/2003
Butterflies and moths : teacher's guide.	TX0005914936	2/10/2004
Charge it! static electricity : activity guide.	TX0005827625	8/12/2003
Charge it! static electricity : activity journal.	TX0005827636	8/12/2003
Clear View--graphing : grades 5-8, teacher's guide : overhead transparencies, activity masters.	TX0005876336	11/21/2003
Clear view of decimals : activities, masters, visuals, applications.	TX0005876337	11/21/2003
Clear view of fractions : activities, masters, visuals, applications.	TX0005866615	11/21/2003
Clear view of percent : activities, masters, visuals, applications.	TX0005876334	11/21/2003

Title	Reg. Number	Reg. Date
Clear view of personal checking : simulations, activities, masters, visuals.	TX0005876338	11/21/2003
Clear view of tessellations : activities, masters, visuals.	TX0005866614	11/21/2003
Clear view ratio & proportion.	TX0005876330	11/21/2003
Clever levers : activity guide.	TX0005827580	8/12/2003
Clever levers : activity journal.	TX0005827583	8/12/2003
Color and light : teacher's guide.	TX0005920199	2/10/2004
Crystal creations : activity guide.	TX0005827618	8/12/2003
Crystal creations : activity journal.	TX0005827616	8/12/2003
Data analysis and probability student activity guide / written by Eve Laubner Thibodeau ; editor, Kathryn S. Daniel ; graphic artist, Janis Rattet ; illustrator, Laurel Aiello.	TX0005748234	5/8/2003
Data analysis and probablilty teacher's guide : no. 450-3563.	TX0005751739	5/8/2003
Decimal Dog : math activities for the Decimal Dog.	TX0005866680	11/21/2003
Delta science module / by Ana Costa.	TX0005808261	8/12/2003
Delta science module : from seed to plant.	TX0005808265	8/12/2003
Delta science module : plant and animla life cycles	TX0005808263	8/12/2003
Delta science module : properties.	TX0005808262	8/12/2003
Delta science module : simple machines.	TX0005808264	8/12/2003
Delta science module, third edition : matter and change.	TX0006236223	9/30/2005
Destination, moon : activity guide.	TX0005827581	8/12/2003
Destination moon : activity journal.	TX0005827524	8/12/2003
Detective lab : activity guide.	TX0005827634	8/12/2003

Title	Reg. Number	Reg. Date
Detective lab : activity journal.	TX0005827638	8/12/2003
Dinosaurs and fossils : teacher's guide.	TX0005920198	2/10/2004
Discovery guide dinosaurs : pre-K.	TX0005752836	5/8/2003
Discovery guide : health and nutrition : pre-K.	TX0005752843	5/8/2003
Discovery guide : insects and spiders : pre-K.	TX0005752839	5/8/2003
Discovery guide : oceans : pre-K.	TX0005752838	5/8/2003
Discovery guide : trees : pre-K.	TX0005752837	5/8/2003
Discovery guide : weather : pre-K.	TX0005752842	5/8/2003
Earth.	TX0006226019	7/28/2005
Earth & sun : activity guide.	TX0005827549	8/12/2003
Earth & sun : activity journal.	TX0005827550	8/12/2003
Earth movements : teacher's guide.	TX0005914938	2/10/2004
Earth processes.	TX0006203858	7/28/2005
Electrical connections : activity guide.	TX0005827564	8/12/2003
Electrical connections : activity journal.	TX0005827631	8/12/2003
Electromagnetism : activity guide.	TX0005827575	8/12/2003
Electromagnetism : activity journal.	TX0005827614	8/12/2003
Energy & motion : activity guide.	TX0005827563	8/12/2003
Energy & motion : activity journal.	TX0005827629	8/12/2003
Feast of fractions : math activities for the Fraction Burger.	TX0005866682	11/21/2003
Flight and rocketry : teacher's guide.	TX0005914937	2/10/2004
Flight! gliders to jets : activity guide.	TX0005827578	8/12/2003
Flight! gliders to jets : activity journal.	TX0005827615	8/12/2003
Flowering plants : activity guide.	TX0005827528	8/12/2003
Flowering plants : activity journal.	TX0005827559	8/12/2003

Title	Reg. Number	Reg. Date
Force and motion.	TX0005698992	5/8/2003
Fossil formations : activity guide.	TX0005827639	8/12/2003
Fossil formations : activity journal.	TX0005827619	8/12/2003
Fraction Burger : math activities for the Fraction Burger.	TX0005866683	11/21/2003
Fraction concepts : student activity guide.	TX0005698997	5/8/2003
Fraction concepts teacher's guide : no. 450-3366.	TX0005751738	5/8/2003
Fractions and decimals student activity guide : no. 550-3541.	TX0005751743	5/8/2003
Fractions and decimals teacher's guide : no. 450-3399.	TX0005751745	5/8/2003
From seed to plant.	TX0005752831	5/8/2003
Gases : activity journal.	TX0005827530	8/12/2003
Gasses : activity guide.	TX0005827573	8/23/2003
Gears at work : activity guide.	TX0005827626	8/12/2003
Gears at work : activity journal.	TX0005827623	8/12/2003
Geometry student activity guide : grades 3-4.	TX0005751725	5/8/2003
Geometry teacher's guide : grades 3-4.	TX0005751726	5/8/2003
Geometry teacher's guide : grades 5-6.	TX0005751734	5/8/2003
Graphing : grades 1-3, teacher's guide.	TX0005876335	11/21/2003
Hexagonoes addition and subtraction : level 2, teacher guide.	TX0005867049	11/21/2003
Hexagonoes base ten : teacher guide.	TX0005867050	11/21/2003
Hexagonoes fractions with Delta's Fraction Burger : teacher guide.	TX0005867054	11/21/2003
Hexagonoes money : teacher guide.	TX0005867052	11/21/2003
Hexagonoes multiplication : level 1, teacher guide.	TX0005867055	11/21/2003

Title	Reg. Number	Reg. Date
Hexagonoes order of operations : teacher guide.	TX0005867053	11/21/2003
Hexagonoes patterns : teacher guide.	TX0005867057	11/21/2003
Hexagonoes percents : level 1, teacher guide.	TX0005867048	11/21/2003
Hexagonoes ratio & proportion : level 2, teacher guide.	TX0005867056	11/21/2003
Hexagonoes scientific notation : teacher guide.	TX0005867051	11/21/2003
How do we learn?	TX0006203857	7/28/2005
Human machine : activity guide.	TX0005827572	8/12/2003
Human machine : activity journal.	TX0005827558	8/12/2003
Interaction and systems : Delta Education SCIS 3+ : level 2 : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005832399	11/21/2003
Investigating water : teacher's guide.	TX0005914935	2/10/2004
Is it alive? : activity guide	TX0005827525	8/12/2003
Is it alive? : activity journal.	TX0005827582	8/12/2003
Liquids : activity guide.	TX0005827584	8/12/2003
Liquids : activity journal.	TX0005827548	8/12/2003
Magnet magic : activity guide.	TX0005827576	8/12/2003
Magnet magic : activity journal.	TX0005827622	8/13/2003
Magnets : teacher's guide.	TX0005914934	2/10/2004
Material objects : Delta Education SCIS 3+.	TX0005867363	11/21/2003
Math tune-ups : addition and subtraction : teacher's guide : games specially created to practice and review basic facts and skills.	TX0005748060	5/8/2003

Title	Reg. Number	Reg. Date
Math tune-ups : fractions : teacher's guide : games specially created to practice and review basic facts and skills.	TX0005748061	5/8/2008
Math Tune-Ups : multiplication and division : teacher's guide.	TX0005752847	5/8/2003
Measurement student activity guide / Eve Laubner Thibodeau, Lisa Lachance, John Prescott, and Mathew Bacon ; ill. by Coni Porter, Nancy Schoefl and Cheryl Wolf..	TX0005748238	5/8/2003
Measurement student activity guide / written and edited by Eve Laubner ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748235	5/8/2003
Measurement teacher's guide : grades 1-3 : transparency teaching system.	TX0005853992	11/21/2003
Measurment teacher's guide : grades 2-3.	TX0005751727	5/8/2003
Measurment teacher's guide : grades 4-5.	TX0005751728	5/8/2003
Metric tools : student activity guide.	TX0005698993	5/8/2003
Metric tools teacher's guide : no. 450-3552.	TX0005751736	5/8/2003
Microworlds : activity guide.	TX0005827586	8/12/2003
Microworlds : activity journal.	TX0005827539	8/12/2003
Money : student activity guide.	TX0005698996	5/8/2003
Money teacher's guide : no. 450-3377.	TX0005751744	5/8/2003
Multiplication and division student activity guide : no. 550-3728.	TX0005751742	5/8/2003
Multiplication and division teacher's guide : no. 450-3530.	TX0005751735	5/8/2003
Newton's toy box.	TX0006203859	7/28/2005
Oceans alive! : activity guide.	TX0005827543	8/12/2003

Title	Reg. Number	Reg. Date
Oceans alive! : activity journal.	TX0005827571	8/12/2003
Oceans in motion : activity guide.	TX0005827551	8/12/2003
Oceans in motion : activity journal.	TX0005827569	8/12/2003
One & only you : activity guide.	TX0005827557	8/12/2003
One & only you : activity journal.	TX0005827538	8/12/2003
Organisms : Delta Education SCIS 3+.	TX0005867362	11/21/2003
Our changing earth : activity guide.	TX0005827533	8/12/2003
Our changing earth : activity journal.	TX0005827545	8/12/2003
Peek inside you : activity guide.	TX0005827587	8/12/2003
Peek inside you : activity journal.	TX0005827532	8/12/2003
Physical and chemical changes : activity guide.	TX0005827585	8/12/2003
Physical and chemical changes : activity journal.	TX0005827526	8/12/2003
Planets & stars : activity guide.	TX0005827522	8/12/2003
Planets & stars : activity journal.	TX0005827570	8/12/2003
Plants.	TX0006203856	7/28/2005
Pollution : teacher's guide.	TX0005805185	2/10/2004
Ponds & streams : activity guide.	TX0005827529	8/12/2003
Ponds & streams : activity journal.	TX0005827560	8/12/2003
Populations : level 3 : Delta Education SCIS 3+ teacher's guide / Robert C. Knott, Herbert D. Thier.	TX0005876332	11/21/2003
Pre-algebra teacher's guide : grades 5 to 8 : transparency teaching system.	TX0005853991	11/21/2003
Probability : student activity guide.	TX0005752846	5/8/2003
Probability teacher's guide : no. 450-3421.	TX0005751733	5/8/2003

Title	Reg. Number	Reg. Date
Problem solving student activity guide, grade 3-4 / written by Patti Vyzralek ; ill. by Nancy Schoefl.	TX0005748233	5/8/2003
Problem solving teacher's guide : grades 3-4.	TX0005751732	5/8/2003
Problem solving teacher's guide : grades 5-6.	TX0005751731	5/8/2003
Properties.	TX0005752832	5/8/2003
Pulley power : activity guide.	TX0005827562	8/12/2003
Pulley power : activity journal.	TX0005827547	8/12/2003
Ratio, proportion, and percent student activity guide / editor, Eve Laubner Thibodeau ; writer, Robert W. Smith ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748237	5/8/2003
Ratio, proportion, and percent student activity guide / editor, Eve Laubner Thibodeau ; writer, Robert W. Smith ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748236	5/8/2003
Ratio, proportion, and percent teacher's guide : no. 450-3541.	TX0005751740	5/8/2003
Reasoning with patterns teacher's guide : grades 1-3.	TX0005876333	11/21/2003
Rock origins : activity guide.	TX0005827577	8/12/2003
Rock origins : activity journal.	TX0005827568	8/12/2003
Rocks and minerals.	TX0005913101	2/10/2004
Rocks and minerals : teacher's guide.	TX0005920197	2/10/2004
Science in a nutshell : weather wise activity guide.	TX0005806904	8/12/2003
Scientific theories : Delta Education SCIS 3+ : level 6 : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005832400	11/21/2003
SCIS 3+ communites : student journal.	TX0005876161	11/21/2003

Title	Reg. Number	Reg. Date
SCIS 3+ ecosystems : student journal.	TX0005876166	11/21/2003
SCIS 3+ energy sources : student journal.	TX0005876165	11/21/2003
SCIS 3+ environments : student journal.	TX0005876168	11/21/2003
SCIS 3+ interaction and systems : student journal.	TX0005876160	11/21/2003
SCIS 3+ life cycles : student journal.	TX0005876162	11/21/2003
SCIS 3+ populations : student journal.	TX0005876163	11/21/2003
SCIS 3+ relative position and motion : student journal.	TX0005876164	11/21/2003
SCIS 3+ scientific theories : student journal.	TX0005876159	11/21/2003
SCIS 3+ subsystems and variables : student journal.	TX0005876167	11/21/2003
Seed mysteries : activity guide.	TX0005827627	8/12/2003
Seed mysteries : activity journal.	TX0005827617	8/12/2003
Sky.	TX0006236194	9/30/2005
Small wonders : activity guide.	TX0005827556	8/12/2003
Small wonders : activity journal.	TX0005827541	8/12/2003
Smell, taste, touch : activity guide.	TX0005827567	8/12/2003
Smell, taste, touch : activity journal.	TX0005827579	8/12/2003
Soil science : teacher's guide.	TX0005914933	2/10/2004
Soil studies : activity guide.	TX0005827523	8/12/2003
Soil studies : activity journal.	TX0005827542	8/12/2003
Solids : activity guide.	TX0005827527	8/12/2003
Solids : activity journal.	TX0005827534	8/12/2003
Sorting.	TX0006203793	7/28/2005
Sound vibrations : activity guide.	TX0005827632	8/12/2003
Sound vibrations : activity journal.	TX0005827621	8/12/2003

Title	Reg. Number	Reg. Date
Student activity guide.	TX0005752834	5/8/2003
Subsystems and variables : Delta Education SCIS 3+ : level 3 : teacher's guide / Herbert D. Thier, Robert C. Knott.	TX0005832401	11/21/2003
Sunshine and shadows : teacher's guide.	TX0005805188	2/10/2004
Time : student activity guide.	TX0005698995	5/8/2003
Time teacher's guide : no. 450-3355.	TX0005751737	5/8/2003
Vision & hearing : activity guide.	TX0005827566	8/12/2003
Vision & hearing : activity journal.	TX0005827637	8/12/2003
Water cycle : activity guide.	TX0005827535	8/12/2003
Water cycle : activity journal.	TX0005827536	8/12/2003
Water cycle : teacher's guide.	TX0005805186	2/10/2004
Water physics : activity guide.	TX0005827537	8/12/2003
Water physics : activity journal.	TX0005827620	8/12/2003
Weather.	TX0006203792	7/28/2005
Weather watching : teacher's guide.	TX0005810349	8/12/2003
Weather wise : activity journal.	TX0005827630	8/12/2003
Wheels at work : activity guide.	TX0005827546	8/12/2003
Wheels at work : activity journal.	TX0005827544	8/12/2003
Where is it? is it moving?	TX0006236195	9/30/2005
Work plane & simple : activity guide.	TX0005827565	8/12/2003
Work plane & simple : activity journal.	TX0005827628	8/12/2003
Electromagnetism reader	TX0006403153	6/26/2006
Plant and animal population reader	TX0006403154	6/26/2006
Erosion reader	TX0006403155	6/26/2006
Plants reader	TX0006403156	6/26/2006

Title	Reg. Number	Reg. Date
Matter	TX0006403157	6/26/2006
Sink or float? Reader	TX0006403158	6/26/2006
Earth, moon, and sun reader	TX0006403159	6/26/2006
DNA : from genes to protein reader	TX0006403160	6/26/2006
Subsystems and variables : (level 3), teacher's guide	TX0000277639	7/10/1979
Ecosystems : (level 6), teacher's guide	TX0000277640	7/10/1979
Communities : level 5 : teacher’s guide	TX0000279334	7/10/1979
Organisms : level 1 : teacher's guide	TX0000279335	7/10/1979
Scientific theories : level 6 : teacher's guide	TX0000279336	7/10/1979
Life cycles : level 2 :teacher's guide	TX0000279337	7/10/1979
Energy sources : level 5 : teacher's guide	TX0000285176	7/10/1979
Populations : level 3 : teacher's guide	TX0000285177	7/10/1979
Interactions and systems : level 2 : teacher's guide	TX0000285178	7/10/1979
Environments : level 4 : teacher's guide	TX0000285179	7/10/1979
Material objects : level 1 : teacher's guide	TX0000285180	7/10/1979
Relative position and motion : level 4 : teacher's guide	TX0000285181	7/10/1979
Beginnings : kindergarten or preschool : teacher's guide	TX0000285182	7/10/1979
Energy sources	TX0000334304	9/17/1979
Scientific theories	TX0000334305	9/17/1979
Materials objects	TX0000334306	9/17/1979
Interaction and systems	TX0000334307	9/17/1979
Subsystems and variables	TX0000334308	9/17/1979

Title	Reg. Number	Reg. Date
Relative position and motion	TX0000334309	9/17/1979
Ecosystems	TX0000334310	9/17/1979
Communities	TX0000334311	9/17/1979
Environments	TX0000334312	9/17/1979
Populations	TX0000334313	9/17/1979
Life cycles	TX0000334314	9/17/1979
Organisms	TX0000336509	9/17/1979
Air rocket : curriculum resource guide : force, motion and energy.	TX0005661277	12/19/2002
Atom building game : structure of the atom.	TX0005643457	12/19/2002
Bathymetric map with land topography : [World]	VA0001264564	6/6/2004
Car and ramp : force and motion.	TX0005643458	12/19/2002
CPO Science Earth Science Investigation Manual.	TX0006947238	4/14/2008
CPO Science Earth Science Student Text Book.	TX0006939698	4/14/2008
CPO Science Earth Science Teacher Guide.	TX0006939695	4/14/2008
CPO Science Life Science Electronic Book.	TX0006989877	4/14/2008
CPO Science Life Science Examview Test Bank.	TX0006989236	4/14/2008
CPO Science Life Science Investigation Manual.	TX0006941501	4/14/2008
CPO Science Life Science Lesson Organizer.	TX0006989223	4/14/2008
CPO Science Life Science Student Text Book.	TX0006940713	4/14/2008

Title	Reg. Number	Reg. Date
CPO Science Life Science Teacher Guide.	TX0006940703	4/14/2008
CPO Science Life Science Teacher Resource CD.	TX0006989231	4/14/2008
CPO Science Life Science Teaching Illustrations.	TX0006989228	4/14/2008
CPO Science Physical Science Electronic Book.	TX0006989905	4/14/2008
CPO Science Physical Science Examview Test Bank.	TX0006989968	4/14/2008
CPO Science Physical Science Investigation Manual.	TX0006941513	4/14/2008
CPO Science Physical Science Lesson Organizer.	TX0006989897	4/14/2008
CPO Science Physical Science Student Text Book.	TX0006940658	4/14/2008
CPO Science Physical Science Teacher Guide.	TX0006940706	4/14/2008
CPO Science Physical Science Teacher Resource CD.	TX0006989965	4/14/2008
CPO Science Physical Science Teaching Illustrations.	TX0006989941	4/14/2008
Electric circuits : curriculum resource guide : electricity and circuits.	TX0005661281	12/19/2002
Electric motor : electricity and magnetism.	TX0005643452	12/19/2002
Focus on Earth Science Electronic Book.	TX0006933062	4/14/2008
Focus on Earth Science Exam View Text Bank.	TX0006933640	4/14/2008
Focus on Earth Science Investigation Manual.	TX0006933185	4/14/2008
Focus on Earth Science Lesson Organizer.	TX0006933056	4/14/2008

Title	Reg. Number	Reg. Date
Focus on Earth Science Spanish Components CD.	TX0006933139	4/14/2008
Focus on Earth Science Spanish Electronic Book.	TX0006933135	4/14/2008
Focus on Earth Science Spanish Investigation Manual.	TX0006933174	4/14/2008
Focus on Earth Science Spanish Student Text Book.	TX0006933192	4/14/2008
Focus on Earth Science Student Textbook.	TX0006933199	4/14/2008
Focus on Earth Science Teacher's Guide.	TX0006933209	4/14/2008
Focus on Earth Science Teacher's Resource CD.	TX0006933072	4/14/2008
Focus on Earth Science Teaching Illustrations.	TX0006933084	4/14/2008
Focus on Life Science Electronic book.	TX0007195180	4/14/2008
Focus on Life Science Exam View Test Bank.	TX0007127016	4/14/2008
Focus on Life Science Investigation Manual.	TX0007126275	4/14/2008
Focus on Life Science Lesson Organizer.	TX0007194967	4/14/2008
Focus on Life Science Spanish Components CD.	TX0007194972	4/14/2008
Focus on Life Science Spanish Electronic Book.	TX0007194963	4/14/2008
Focus on Life Science Spanish Investigation Manual.	TX0007127021	4/14/2008
Focus on Life Science Spanish Student Text.	TX0007126303	4/14/2008
Focus on Life Science Student Text.	TX0007126309	4/14/2008
Focus on Life Science Teacher Guide.	TX0007126320	4/14/2008

Title	Reg. Number	Reg. Date
Focus on Life Science Teacher Resource CD.	TX0007195159	4/14/2008
Focus on Physical Science Electronic Book.	TX0007132093	4/14/2008
Focus on Physical Science Teaching Illustrations.	TX0007162140	4/14/2008
Foundations of physical science.	TX0006191850	6/13/2005
Foundations of Physical Science 3rd Edition Investigation Manual.	TX0007391167	4/20/2011
Foundations of Physical Science 3rd Edition Student Text Book.	TX0007391170	4/20/2011
Foundations of Physical Science 3rd Edition Teacher Guide.	TX0007391173	4/20/2011
Foundations of physical science blackline masters.	TX0005801990	9/19/2003
Foundations of physical science color teaching tools.	TX0005872256	9/19/2003
Foundations of physical science : electronic book.	TX0006172818	6/13/2005
Foundations of physical science electronic book.	TX0005872257	9/19/2003
Foundations of physical science : ExamView test bank.	TX0005643760	12/19/2002
Foundations of physical science investigations.	TX0006191699	6/13/2005
Foundations of physical science : investigations / Tom Hsu.	TX0005659139	12/19/2002
Foundations of physical science : skill and practice worksheets.	TX0005659137	12/19/2002
Foundations of physical science : teacher's guide.	TX0005653856	12/19/2002
Foundations of physical science / Tom Hsu.	TX0005659140	12/19/2002

Title	Reg. Number	Reg. Date
Foundations of physical science with earth and space science : blackline masters.	TX0005817995	9/22/2003
Foundations of physical science with earth and space science color teaching tools.	TX0005872258	9/22/2003
Foundations of physical science with earth and space science electronic book.	TX0005872259	9/22/2003
Foundations of physical science with earth and space science : Exam View Test Bank.	TX0005817988	9/22/2003
Foundations of physical science with earth and space science : skill and practice worksheets.	TX0005817987	9/22/2003
Foundations of physical science with earth and space science / Tom Hsu.	TX0005776361	6/6/2003
Foundations of physical science with earth and space studies / Tom Hsu.	TX0005800659	9/22/2003
Foundations of physical with earth and space science / Tom Hsu.	TX0005803829	8/15/2003
Foundations of physics.	TX0006001517	6/6/2004
Foundations of Physics 2nd Edition Examview Test Bank.	TX0007388448	4/26/2011
Foundations of Physics 2nd Edition Investigation Manual.	TX0007388215	4/26/2011
Foundations of Physics 2nd Edition Student Text Book.	TX0007388362	4/26/2011
Foundations of Physics 2nd Edition Teacher Guide.	TX0007388274	4/26/2011
Foundations of Physics 2nd Edition Teacher Resource CD.	TX0007388430	4/26/2011
Foundations of physics : electronic book.	TX0006052070	6/6/2004

Title	Reg. Number	Reg. Date
Foundations of physics ExamView Test Bank.	TX0005993630	6/6/2004
Foundations of physics : investigations / Tom Hsu.	TX0005913042	1/16/2004
Foundations of physics : teacher's guide / Tom Hsu.	TX0005994977	6/6/2004
Foundations of physics / Tom Hsu.	TX0005836561	8/19/2003
Gears and levers : curriculum resource guide : gears levers and rotating machines.	TX0005661280	12/19/2002
Gravity drop : free fall and the gravity drop.	TX0005643454	12/19/2002
Integrated physics and chemistry ExamView test bank.	TX0005835009	12/20/2002
Integrated physics and chemistry investigations / Tom Hsu.	TX0005803522	12/20/2002
Integrated physics and chemistry : skill and practice worksheets.	TX0005659138	12/20/2002
Integrated physics and chemistry : teacher's guide / Tom Hsu.	TX0005659141	12/20/2002
Integrated physics and chemistry / Tom Hsu.	TX0005803523	12/20/2002
Integrated science : an investigative approach.	TX0006173600	6/13/2005
Integrated science : an investigative approach : electronic book.	TX0006166497	6/13/2005
[Integrated science : an investigative approach exam view test bank]	TX0006172772	6/13/2005
Integrated science : an investigative approach : Investigations.	TX0006176273	6/13/2005
Integrated science : an investigative approach : teacher's guide.	TX0006191851	6/13/2005
Integrated science : an investigative approach : teachers support CD-ROM.	TX0006166495	6/13/2005

Title	Reg. Number	Reg. Date
Introduction to earth and space science.	TX0005866196	9/19/2003
Introduction to Earth and space science : investigations. / Tom Hsu.	TX0005817939	8/15/2003
Introduction to Earth and space science / Tom Hsu.	TX0005776744	6/6/2003
Introduction to earth and space science / Tom Hsu.	TX0005786573	9/19/2003
Light and optics : properties of light.	TX0005643451	12/19/2002
Marble launcher : curriculum resource guide : projectile motion.	TX0005661278	12/19/2002
Pendulum : harmonic motion.	TX0005643450	12/19/2002
Periodic puzzle : chemistry and the elements.	TX0005643453	12/19/2002
Periodic table tiles : curriculum resource guide : chemistry and the elements.	TX0005661279	12/19/2002
Physics a first course.	TX0006141984	2/28/2005
Physics A First Course Electronic Book.	TX0007235289	4/16/2008
Physics : a first course electronic book.	TX0006198516	6/13/2005
Physics A First Course Examview Test Bank.	TX0007219868	12/16/2008
Physics A First Course Exam View Test Bank	TX0006183169	6/13/2005
Physics A First Course Investigation Manual	TX0007219870	12/16/2008
Physics a first course investigations.	TX0006125083	2/24/2005
Physics A First Course Proplanner.	TX0007235275	4/16/2008
Physics A First Course Student Text Book.	TX0007235140	4/16/2008
Physics A First Course Teacher Guide.	TX0007219861	12/16/2008
Physics, a first course : teacher's guide / Tom Hsu.	TX0006208070	6/13/2005

Title	Reg. Number	Reg. Date
Physics : a first course teachers support CD Rom.	TX0006198517	6/13/2005
Rollercoaster : energy and energy conservation.	TX0005643449	12/19/2002
Ropes and pulleys : force, work and energy.	TX0005643456	12/19/2002
Sound and waves : music, sound and waves.	TX0005643455	12/19/2002
Teaching through investigations physical science and physics and chemistry DVD series.	TX0005783473	12/20/2002
Teaching through investigations physical science and physics and chemistry video series.	TX0005783461	12/20/2002
CPO Science Earth Science Electronic Book.	TX0006937162	4/14/2008
CPO Science Earth Science Examview Test Bank.	TX0006954526	4/14/2008
CPO Science Earth Science Lesson Organizer.	TX0006937093	4/14/2008
CPO Science Earth Science Teacher Resource CD.	TX0006937150	4/14/2008
CPO Science Earth Science Teaching Illustrations.	TX0006937146	4/14/2008
Focus on Physical Science Exam View Test Bank.	TX0007131667	4/14/2008
Focus on Physical Science Investigation Manual.	TX0007131982	4/14/2008
Focus on Physical Science Lesson Organizer.	TX0007131502	4/14/2008
Focus on Physical Science Spanish Components CD.	TX0007139267	4/14/2008
Focus on Physical Science Spanish Electronic Book.	TX0007137812	4/14/2008

Title	Reg. Number	Reg. Date
Focus on Physical Science Spanish Investigation Manual.	TX0007356040	4/14/2008
Focus on Physical Science Spanish Student Text Book.	TX0007137830	4/14/2008
Focus on Physical Science Student Text Book.	TX0007132216	4/14/2008
Focus on Physical Science Teacher Resource CD.	TX0007137820	4/14/2008
Foundations of Physical Science 3rd Edition Multimedia DVD.	TX0007391165	4/20/2011
Foundations of Physical Science 3rd Edition Teacher Resource CD.	TX0007391151	4/20/2011
Physical, Earth, and Space Science Examview Test Bank.	TX0007388979	4/26/2011
Physical, Earth, and Space Science Investigation Manual.	TX0007389189	4/26/2011
Physical, Earth, and Space Science Multimedia DVD.	TX0007392672	4/26/2011
Physical, Earth, and Space Science Student Text Book.	TX0007389186	4/26/2011
Physical, Earth, and Space Science Teacher Resource CD.	TX0007392673	4/26/2011
Physical, Earth, and Space Science Teacher's Guide.	TX0007388873	4/26/2011
Physics A First Course Teacher Resource CD.	TX0007229600	4/16/2008
Focus on Life Science Teaching Illustrations.	TX0007195147	4/14/2008
Frey Scientific Company : [catalog] : high school and college science materials.	TX0000446751	4/4/1980
Frey Scientific Company : [catalog] : high school and college science materials.	TX0000228899	4/16/1979
Leaves of North America.	TX0002020336	1/16/1987

Title	Reg. Number	Reg. Date
Optical illusion.	TXu000476194	4/8/1991
Periodic table and atomic data.	TX0001410039	7/30/1984
Periodic table and atomic data : with illustrated text of nuclear terms.	TX0000685984	5/11/1981
Profile map showing oceanic features.	TX0003146858	4/18/1991
Animal tissues : structure of skin, bone, muscle, and nerve.	TX0000770919	8/31/1981
Bacteria and virus : structure of bacteria and virus.	TX0000770922	8/31/1981
DNA--the basis of life : structure and nature of hereditary material.	TX0000770921	8/31/1981
Ecology : carbon and nitrogen cycles.	TX0000770923	8/31/1981
Evolution : four elements of modern synthetic theory.	TX0000770913	8/31/1981
Frey biology charts : origin, composition, and evolution of living matter : [no.] 1.	TX0000770912	8/31/1981
Frey Scientific Company : [catalog] : high school and college science materials.	TX0001555051 TX0001552319 TX0001555048	4/5/1985 4/5/1985 4/5/1985
Frey Scientific Company : [catalog] : high school and college science materials.	TX0001289581 TX0001289583	2/24/1984 2/24/1984
Frey Scientific Company : [catalog] : high school and college science materials.	TX0001089635 TX0001089718	3/25/1983 3/25/1983
Frey Scientific Company : [catalog] : high school and college science materials.	TX0000947371 TX0000926359	3/18/1982 3/18/1982
Frey Scientific Company : [catalog] : high school and college science materials.	TX0000651650 TX0000657272	3/16/81 3/3/81
Frey Scientific Company elementary science : catalog no. 384.	TX0001473941	3/22/1984

Title	Reg. Number	Reg. Date
Generalized cell : structure of a typical cell.	TX0000770914	8/31/1981
Meiosis : sexual reproduction of cells.	TX0000770916	8/31/1981
Mitosis : asexual reproduction of cells.	TX0000770915	8/31/1981
Monohybrid cross : Mendel's classic pea plant cross.	TX0000770920	8/31/1981
Photosynthesis : cyclic and noncyclic light reaction and carbon fixation.	TX0000770917	8/31/1981
Plant tissues : structure of leaf, stem, and root.	TX0000770918	8/31/1981
IntelPlay QX3 computer microscope, school edition : curriculum guide.	TX0005663722	10/25/2002

PREMIER AGENDAS, INC.

Title	Reg. Number	Reg. Date
Discover book log.	TX0005691112	2/26/2003
2003 family in focus calendar.	TX0005691113	2/26/2003
94/95.	TX0004485973	8/29/1996
Academic 2001/2002 : student planner.	TX0005579875	6/21/2002
Agenda 1994/1995.	TX0004485971	8/29/1996
Agenda program manual for educators to help maximize school effectiveness.	TX0004962448	4/12/1999
American High School student handbook 2001-2002.	TX0005579851	6/21/2002
American middle school student handbook, 2001-2002.	TX0005575743	6/21/2002
Building character.	TX0005578425	6/21/2002
Building Good Character.	TX0007232365	9/24/2008
Catholic Resource Supplement- Elementary.	TX0007232569	10/7/2008

Title	Reg. Number	Reg. Date
Catholic Resource Supplement- Middle and High School.	TX0007219036	9/24/2008
Central High School school agenda '93-94.	TX0004346836	8/29/1996
Conflict resolution.	TX0005706279	2/26/2003
D. Russell Parks Junior High School : student handbook '90-'91 : sample : Premier middle school reminder '90-'91.	TX0004485975	8/29/1996
Destination--character / material written by Ann C. Dotson & Karen D. Wisont.	TX0005579855	6/21/2002
Drug and Alcohol Prevention.	TX0007232377	9/24/2008
Elementary Study Skills and Test Preparation.	TX0007232280	9/24/2008
Enter the Premier circle of success and develop a community of learners : Premier school agenda.	TX0004485974	8/29/1996
Eudora Senior High School : Premier School Agendas '92-93.	TX0004360229	8/29/1996
Fiesta Lincoln-Mercury auto agenda '96.	TX0004482039	8/29/1996
Financial Planning.	TX0007232283	9/24/2008
Franklin collegiate events planner/agenda.	TX0005123385	1/11/2000
Franklin compass agenda : 1998/99.	TX0004962461	4/12/1999
George Washington Carver Magnet School : student handbook 93-94.	TX0004485972	8/29/1996
Health and Wellness.	TX0007146365	9/30/2008
If I plan to learn, I must learn to plan.	TX0004797072	6/12/1998
Journeying in our faith.	TX0005837200	6/21/2003
Kaimuki High School student handbook 2001-2002.	TX0005811847	6/21/2003
Lincoln Elementary School student handbook, 2002-2003.	TX0005575742	6/21/2002

Title	Reg. Number	Reg. Date
Loda Grade School student handbook, 2001-2002.	TX0005575747	6/21/2002
Making Character Count.	TX0007144213	9/30/2008
My journal.	TX0004791781	6/12/1998
My journal.	TX0004346838	8/29/1996
Online Safety.	TX0007146220	9/30/2008
Personal planning & study resource guide.	TX0004341561	7/15/1996
Plan for success 2002-2003 planner.	TX0005579866	6/21/2002
Premier Agenda for CollegeEd - Freshman Edition 2008-2009.	TX0007215645	10/24/2008
Premier Agenda for CollegeEd - Middle School Edition 2008-2009.	TX0007224294	11/3/2008
Premier Agenda for CollegeEd - Senior Edition 2008-2009.	TX0007201590	10/16/2008
Premier Agenda for CollegeEd Sophomore Edition 2008-2009.	TX0007161603	10/16/2008
Premier auto agenda.	TX0004482038	8/29/1996
Premier Bilingual Spanish-English Agenda Middle Level Edition 2008-2009.	TX0007190057	9/12/2008
Premier binder reminder, 1994-1995.	TX0004346839	8/29/1996
Premier binder reminder '90-91.	TX0003745173	6/17/1994
Premier binder reminder 91/92.	TX0003745067	4/26/1994
Premier Character Development Agenda Elementary Edition 2008-2009.	TX0007233192	10/6/2008
Premier Character Development Agenda - Primary Edition 2008-2009.	TX0007234888	10/7/2008
Premier compass agenda, 2000-2001.	TX0005241010	7/5/2000
Premier compass agenda : PCA : millennium : agenda 1999-2000.	TX0005126817	1/11/2000
Premier Compass Planner 2008-2009.	TX0007161589	10/10/2008

Title	Reg. Number	Reg. Date
Premier discover agenda.	TX0005579838	6/21/2002
Premier discover agenda, 2002-03.	TX0005575744	6/21/2002
Premier discover agenda, 2002-03.	TX0005575746	6/21/2002
Premier discover agenda, 2002-03.	TX0005914302	2/13/2004
Premier Early Learning Agenda.	TX0007187707	9/30/2008
Premier elementary agenda 1996-1997.	TX0004346837	8/29/1996
Premier elementary agenda, 1998-1999.	TX0004960012	4/12/1999
Premier elementary agenda, 2000-2001.	TX0005241011	7/5/2000
Premier elementary agenda, 2001-2002.	TX0005420297	7/27/2001
Premier Elementary Agenda : class act : 1997-1998.	TX0004791748	6/12/1998
Premier elementary level agenda.	TX0005125329	1/11/2000
Premier Faith and Life Agenda Elementary Edition 2008-2009.	TX0007252989	10/7/2008
Premier Faith and Life Agenda High School Edition, 2008-2009.	TX0007135172	10/10/2008
Premier Faith and Life Agenda Middle Level Edition 2008-2009.	TX0007207637	10/2/2008
Premier Foundations Agenda - Elementary Edition 2008-2009.	TX0007189233	9/30/2008
Premier Foundations Agenda - High School Edition, 2008-2009.	TX0007224016	10/7/2008
Premier Foundations Agenda Middle School 2008-2009.	TX0007189266	9/30/2008
Premier Foundations Agenda - Primary Edition 2008-2009.	TX0007219308	10/24/2008
Premier Health and Wellness Agenda - Elementary Edition 2008-2009.	TX0007221680	11/28/2008

Title	Reg. Number	Reg. Date
Premier Kaplan Test Prep Agenda 2008-2009.	TX0007261150	11/24/2008
Premier Legacy Educator Planner 2008-2009.	TX0007189189	9/30/2008
Premier middle level agenda.	TX0005125327	1/11/2000
Premier middle level agenda, 1998-1999.	TX0004960011	4/12/1999
Premier middle level agenda, 2000-2001.	TX0005241013	7/5/2000
Premier middle level agenda, 2001-2002.	TX0005420295	7/27/2001
Premier middle level plan-it, 2001-2002.	TX0005420296	7/27/2001
Premier middle level plan-it, 2002-2003.	TX0005900935	6/21/2002
Premier middle school reminder '91-92.	TX0003745175	6/17/1994
Premier Plan-It.	TX0005575745	6/21/2002
Premier Plan-it 1996.	TX0004360227	8/29/1996
Premier plan-it : agenda 2001-2002.	TX0005420316	7/27/2001
Premier primary agenda, 2000-2001.	TX0005241014	7/5/2000
Premier primary journal.	TX0005125328	1/11/2000
Premier primary journal, 1998-1999.	TX0004960010	4/12/1999
Premier primary journal, 2001-2002.	TX0005420294	7/27/2001
Premier school agenda 1995/96.	TX0004485977	8/29/1996
Premier school agenda 1995/96.	TX0004486867	8/29/1996
Premier School Agenda, 1996/97.	TX0004360228	8/29/1996
Premier school agenda 1996/97.	TX0004485978	8/29/1996
Premier School Agenda, 1998-1999.	TX0004962462	4/12/1999
Premier school agenda, 2000-2001.	TX0005240771	7/5/2000
Premier school agenda 88/89.	TX0003745064	4/26/1994
Premier school agenda 89/90.	TX0003745065	4/26/1994

Title	Reg. Number	Reg. Date
Premier school agenda 90/91.	TX0003745066	4/26/1994
Premier school agenda 92/93.	TX0003745068	4/26/1994
Premier school agenda 93/94.	TX0003745069	4/26/1994
Premier school agendas.	TX0005123384	1/11/2000
Premier School Agendas.	TX0004791749	6/12/1998
Premier School Agendas.	TX0004797071	6/12/1998
Premier School Agendas 1996-1997.	TX0004485976	8/29/1996
Premier Spanish/English Bilingual Agenda Elementary Edition 2008-2009.	TX0007189331	9/30/2008
Premier Spanish/English Bilingual Agenda Primary Edition 2008-2009.	TX0007189306	9/30/2008
Premier TimeTracker Agenda - Elementary Edition 2008-2009.	TX0007173009	10/31/2008
Premier TimeTracker Agenda High School Edition 2008-2009.	TX0007156686	10/8/2008
Premier TimeTracker Agenda- Middle Level Edition 2008-2009.	TX0007207395	10/9/2008
Premier TimeTracker Agenda Primary Edition 2008-2009.	TX0007189874	9/30/2008
Premiere compass : agenda 2001-2002.	TX0005420318	7/27/2001
Premiere discover agenda.	TX0005580041	6/21/2002
Premiere school agenda 2001-2002.	TX0005420317	7/27/2001
School agenda 85/86.	TX0003745061	4/26/1994
School agenda 86/87.	TX0003745062	4/26/1994
School Smart Agenda - Middle Level Edition 2008-2009.	TX0007149089	10/9/2008
School Smart Agenda Primary Edition 2008 - 2009.	TX0007189829	9/12/2008
Stand Up ... Against Bullying!	TX0007146378	9/30/2008
Stand Up! Speak Out!	TX0007144224	9/30/2008

Title	Reg. Number	Reg. Date
Student handbook and student planning calendar 1992-1993.	TX0003745174	6/17/1994
Student handbook study guide and assignment calendar, 1987-88.	TX0003745063	4/26/1994
Study Skills and Test Preparation.	TX0007139359	10/31/2008
Summit survival guide.	TX0005704343	2/26/2003
Taft Junior High School student handbook assignment organizer.	TX0003745176	6/17/1994
Take Action...Against Bullying!	TX0007159107	10/10/2008
Tate High School : student handbook 91-92.	TX0004482036	8/29/1996
Utah Association of Secondary School Principals.	TX0004094588	9/27/1995
What is character? / Anne C. Dotson and Karen D. Wisont, 1963-.	TX0005241012	7/5/2000
Premier Smart Pack.	TX0005567371	2/26/2003
Compass for Campus : facilitator guide.	TX0005122076	1/11/2000
Premier elementary reminder 1989-90.	TX0004334250	7/15/1996
Premier elementary reminder '90-91.	TX0004334249	7/15/1996
Premier elementary reminder '91-92.	TX0004334248	7/15/1996
Saltar's point, Steilacoom, Premier School Agenda '92-93.	TX0004471116	7/15/1996

SAX ARTS AND CRAFTS

Title	Reg. Number	Reg. Date
Sax Arts and Crafts	TX0000015409	2/13/1978

SCHOOL SPECIALTY, INC.

Title	Reg. Number	Reg. Date
Making Connections Audio Recordings Book 1.	SR0000675433	5/23/2011
Making Connections Audio Recordings Book 2.	SR0000675442	5/23/2011
Making Connections Audio Recordings Book 3.	SR0000675443	5/23/2011
Making Connections Audio Recordings Book 4.	SR0000675444	5/23/2011
Making Connections Audio Recordings Book 5.	SR0000675445	5/23/2011
Making Connections Audio Recordings Book 6.	SR0000675441	5/23/2011
MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Aqua.	TX0007262706	8/12/2010
MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Crimson.	TX0007262688	8/12/2010
MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Gold.	TX0007262704	8/12/2010
Megawords 1, 2nd edition.	TX0007246501	8/16/2010
Megawords 2, 2nd edition.	TX0007246491	8/16/2010
Megawords 3, 2nd edition.	TX0007293223	8/16/2010
Megawords 4, 2nd edition.	TX0007246289	8/16/2010
Megawords 5, 2nd edition.	TX0007246486	8/16/2010
Megawords 6, 2nd edition.	TX0007246051	8/16/2010
Megawords 7, 2nd edition.	TX0007293320	8/16/2010
Megawords 8, 2nd edition.	TX0007293235	8/16/2010
Megawords Test Manual, 2nd edition.	TX0007293326	8/16/2010

Title	Reg. Number	Reg. Date
North Dakota: its place in region & 2 other titles.	V3418D016	6/23/1998
North Dakota: its place in the region & 1 other title.	V3406D464	10/31/1997
Ad Astra : Kansas capitol dome sculpture 1992.	VA0000486477	11/4/1991
AD Astra; poster.	V3078P214	2/13/1995
ClassroomDirect.com Website	TX0006125383	4/14/2005
Autoskill Autonetwork.	TXu001050042	9/25/2002
Autoskill Autonetwork BV.	TXu001050040	9/25/2002
Autoskill : component reading subskills testing and training program.	TX0001742632	1/27/1986
Autoskill mathematics program (AMP) / written by Ernest James Foster, 1951-.	TX0003452231	6/30/1992
Incomnet Autonetwork.	TXu001050041	9/25/2002
Math program for ICON / Ernie Foster.	TX0003452232	6/30/1992
Academy of reading.	TX0005151672	12/27/1999
Beckley-Cardy. Catalog IV, Early learning	TX0001691988	11/4/1985
Beckley-Cardy. Catalogs II & III, Supplies/furniture/equipment/instructional materials	TX0001686703	11/4/1985
Beckley-Cardy. Catalogs II & III, Supplies/furniture/equipment/instructional materials.	TX0001689863 TX0001689864	11/4/1985 11/4/1985
Beckley-Cardy quarterly : general catalog supplement.	TX0002446722 TX0002446720 TX0002446718	12/8/1988 12/8/1988 12/8/1988
Beckley-Cardy quarterly : general catalog supplement.	TX0003296388 TX0003296387	4/27/1992 4/27/1992
Beckley-Cardy quarterly : general catalog supplement	TX0003032681 TX0003092730 TX0003156360 TX0003233655	2/20/91; 6/25/91; 10/17/91; 1/29/92

Title	Reg. Number	Reg. Date
Beckley-Cardy quarterly : general catalog supplement	TX0002760468 TX0002803169 TX0002879561 TX0002959914	3/5/90 4/24/90 8/29/90 12/10/90
Beckley-Cardy quarterly : general catalog supplement	TX0002491862 TX0002539669 TX0002654732 TX0002669451	2/6/89 4/14/89 10/11/89 11/07/89
Beckley Cardy : general catalog	TX0002462688	12/2/1988
Beckley-Cardy. Catalog I, Computer education	TX0001691678	11/4/1985
Beckley-Cardy. Catalog I, Computer education	TX0001683069	11/4/1985
Beckley Cardy : general catalog	TX0002745207	2/14/1990
Create a classroom 1.0.	PAu002246021	8/12/1997
Brodhead-Garrett : catalog ....	TX0002797439	2/13/1990
Brodhead-Garrett : catalog ....	TX0002420750	10/13/1988
Brodhead-Garrett : catalog ....	TX0002159275	10/1/1987
Brodhead-Garrett : tools for teaching in an ever changing world : [catalog].	TX0001261623	11/9/1983
Brodhead-Garrett : tools for teaching in an ever changing world : [catalog].	TX0000872324	3/17/1982
Brodhead-Garrett : tools for teaching in an ever changing world : [catalog].	TX0000476250	5/19/1980
Challenge in phonic skills, Chips, a developmental phonics bingo game / Lenore Miller and Caroline Peck.	TX0000500978	6/2/1980
Activity book for Explode the code wall chart / Nancy M. Hall.	TX0005637555	10/24/2002
Alphabet series : vol. 3.	TX0006402188	6/30/2006
Alphabet song and dance.	TX0006358160	5/5/2006
Analogies 1 : 6 analogy and 6 vocabulary quizzes / Arthur Liebman.	TX0002771943	3/5/1990

Title	Reg. Number	Reg. Date
Analogies : 2 / Arthur Liebman.	TX0002509439	2/14/1989
Analogies 3 : problem-solving strategies, exercises for analysis, vocabulary study / Arthur Liebman.	TX0002250942	2/9/1988
Animals in disguise.	TX0006447433	6/12/2006
Ant's mitten.	TX0006358159	5/5/2006
Attack math : division 3.	TX0001867430	7/15/1986
Attack math : division 3 : arithmetic tasks to advance computational knowledge / Carol Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0002069178	2/11/1986
Attack math : multiplication book 2.	TX0001577746	5/21/1985
Attack math : subtraction book 2.	TX0001577743	5/21/1985
Beginning paragraph meaning / Joanne Carlisle.	TX0003989436	12/15/1994
Beginning reading with sight words / written by Betty Kracht Johnson ; illustrated by William M. Sheets 2nd	TX0005612967	9/9/2002
Beginning sentence meaning / Joanne Carlisle.	TX0003989435	12/15/1994
Beginning sentence meaning / Joanne Carlisle.	TX0002052658	4/27/1987
Beginning word meaning / Joanne Carlisle.	TX0002052659	4/27/1987
Big dreams / by Jackie Weisman ; illustrated by Wednesday Kirwan.	TX0006419315	8/16/2006
Bug and I.	TX0006420022	8/16/2006
Capitalization and punctuation : rules and writing / Kim Anton, Maria Sweeney.	TX0005578774	6/26/2002
Chief and the Mouse et al.	TX0007038271	9/3/2009
Climb aboard! / by Theresa Trinder ; illustrated by Randy Chewning.	TX0006419313	8/16/2006
Composition starters.	TX0001501245	1/30/1985

Title	Reg. Number	Reg. Date
Cursive writing skills / Diana Hanbury King.	TX0002250989	2/9/1988
Cursive writing skills for left and right-handed students.	TX0006186011	3/14/2005
Duplicator masters for learning to use manuscript handwriting / Beth H. Slingerland, Marty S. Aho.	TX0001577649	5/21/1985
Dyslexia over the lifespan : a fifty-five-year longitudinal study / Margaret B. Rawson.	TX0004050370	4/18/1995
Dyslexia training program / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0002251474	2/9/1988
Dyslexia training program : schedule IIIB / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0002704371	12/11/1989
Early reading comprehension in varied subject matter : book D.	TX0001501246	1/30/1985
Egg.	TX0006402185	6/30/2006
Einstein's who, what, and where : bk. 3 / Carol Einstein.	TX0006083201	12/23/2004
Elements of clear thinking : critical reading / by William F. McCart.	TX0004009354	1/26/1995
EPS Online Test Generator.	TX0007019706	8/31/2009
Explode the code 2 1/2.	TX0001867184	7/15/1986
Explode the code : 3 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price].	TX0002707533	10/30/1989
Explode the code : 4 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price].	TX0002707532	10/30/1989
Explode the code : [bk.] 3 / Nancy Hall, Rena Price.	TX0005696363	2/24/2003
Explode the code book 6.	TX0001573686	5/21/1985
Explode the code : book 8.	TX0001501242	1/30/1985
Explode the code books 1 and 2 : teacher's guide and key / Nancy M. Hall.	TX0006085243	12/23/2004
Explode the code, books 5 and 6 : teacher's guide and key / Nancy M. Hall.	TX0006083198	12/23/2004
Explode the code books 7 and 8 : teacher's guide and key / Nancy M. Hall.	TX0006085244	12/23/2004
Explode the code for English language learners.	TX0006211703	4/1/2005
Explode the code : teacher's guide for bks. 3 & 4.	TX0006171190	3/4/2005
Explode the code : teacher's guide for books A, B, and C.	TX0006211705	4/1/2005
Explore the code : placement tests for books A-C and 1-8.	TX0006124499	3/4/2005
Fossil fun / by Elissa Gershowitz ; illustrated by James Noel Smith.	TX0006419312	8/16/2006
Game plan : building language skills with games : a sourcebook for teaching the sentence / by Joanna W. Kennedy.	TX0005915727	2/17/2004
Game plan : building language skills with games / by Joanna W. Kennedy.	TX0006018543	8/30/2004
Game plan : building language skills with games / by Joanna W. Kennedy.	TX0005578778	5/17/2002
Gifts for Cecil.	TX0006332452	5/5/2006
Glen's clubhouse.	TX0006409227	6/30/2006
Grizzlies.	TX0006332458	5/5/2006
Gulmamadak the Great.	TX0006447431	6/30/2006
Hop for soup.	TX0006420021	8/16/2006
Hungry raccoons.	TX0006358158	5/5/2006
Hurdles : MTA reader 4 / written and illustrated by Norma Jackson, Suzanne Brubaker, Joy Crouch.	TX0002725011	1/5/1990

Title	Reg. Number	Reg. Date
Jump right into reading : a phonics-based reading and comprehension program / Jane Ervin ; ill. by Tatjana Mai-Wyss	TX0005989440	6/4/2004
Just write : an elementary writing sourcebook : bk. 2 / Alexandra S. Bigelow, Elsie S. Wilmerding.	TX0005578779	5/17/2002
Just write : an elementary writing sourcebook : bk. 2, teacher's guide / Alexandra S. Bigelow, Elsie S. Wilmerding.	TX0005659317	12/23/2002
Just write : creativity and craft in writing : teacher's guide / Alexandra S. Bigelow, Elise S. Wilmerding.	TX0006083199	12/23/2004
Keyboarding skills.	TX0006211638	4/1/2005
Learning to listen : a program to improve classroom listening skills in a variety of situations / by William F. McCart.	TX0002680281	10/20/1989
Letters have fun.	TX0006402186	6/30/2006
Level 7, blackline master.	TX0006420241	8/16/2006
Level 7 workbook.	TX0006420242	8/16/2006
Literacy Leaders: 10-Minute Lessons for Phonological Awareness.	TX0007045512	9/8/2009
Loch Ness monster : fact or fiction?	TX0006332453	5/5/2006
Making connections : bk. 1.	TX0006491878	1/9/2007
Making connections : bk. 2.	TX0006420244	8/16/2006
Making connections : bk. 5.	TX0006420240	8/16/2006
Making connections : bk. 6.	TX0006491877	1/9/2007
Making connections : book 3.	TX0006421617	8/16/2006
Making connections : book 4.	TX0006421616	8/16/2006
Making connections : book 5.	TX0006421615	8/16/2006
Max's pigpen.	TX0006358157	5/5/2006
MCI Aqua Library.	TX0007397294	5/23/2011

Title	Reg. Number	Reg. Date
MCI Comprehension Audio Recordings, Level Aqua.	SR0000654688	4/21/2010
MCI Comprehension Audio Recordings, Level Crimson.	SR0000654689	4/21/2010
MCI Comprehension Audio Recordings, Level Gold.	SR0000654690	4/21/2010
MCI Comprehension, Level Aqua.	TX0007170146	5/5/2010
MCI Comprehension, Level Crimson.	TX0007170159	5/5/2010
MCI Comprehension, Level Gold.	TX0007192438	5/5/2010
MCI Comprehension Video Introductions, Level Aqua.	PA0001702201	4/21/2010
MCI Comprehension Video Introductions, Level Crimson.	PA0001702204	4/21/2010
MCI Comprehension Video Introductions, Level Gold.	PA0001702207	4/21/2010
MCI Crimson Library.	TX0007397310	5/23/2011
MCI Gold Library.	TX0007397326	5/23/2011
MCI Pre- and Post-Tests.	TX0007177727	5/5/2010
MCI Program Implementation Guide.	TX0007177724	5/5/2010
MCI Word Study, Level Aqua.	TX0007192403	5/5/2010
MCI Word Study, Level Crimson.	TX0007170119	5/5/2010
MCI Word Study, Level Gold.	TX0007192429	5/5/2010
MCI Writing, Level Aqua.	TX0007192433	5/5/2010
MCI Writing, Level Crimson.	TX0007177723	5/5/2010
MCI Writing, Level Gold.	TX0007192408	5/5/2010
Megawords 1.	TX0001867425	7/15/1986
Megawords : 4.	TX0001451006	11/5/1984
Megawords 5 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001501256	1/30/1985

Title	Reg. Number	Reg. Date
Megawords 7.	TX0001867429	7/15/1986
Megawords : assessment of decoding and encoding skills : a criterion-referenced test : test manual / Kristin Johnson.	TX0005755639	6/21/2003
More content words.	TX0006410178	5/5/2006
Mountain biking adventure.	TX0006447430	6/30/2006
MTA, multisensory teaching approach / Margaret Taylor Smith.	TX0002256034	2/9/1988
Multisensory teaching approach / by Margaret Taylor Smith.	TX0002258364	2/9/1988
Multisensory teaching approach program : 3[-5] / Margaret Taylor Smith.	TX0002622086	2/14/1989
Music shop bop.	TX0006402187	6/30/2006
My content words.	TX0006410177	5/5/2006
My special star.	TX0006332456	5/5/2006
Paragraph book : bk. 1, Writing the how-to paragraph : teacher's guide. / Diane Tucker-LaFlount.	TX0005659316	12/23/2002
Paragraph book : bk. 2 : writing the paragraph that tells a story / Dianne Tucker-LaPlount.	TX0005782787	6/21/2003
Paragraph book : bk. 3, writing expo paragraphs : the paragraph that names things, the example paragraph, the paragraph that tells why / Dianne Tucker-LaPlount.	TX0005915229	2/10/2004
Paragraph meaning 1 / Joanne Carlisle.	TX0003989437	12/15/1994
Peeramid : examiner's manual.	TX0001604650	5/21/1985
Pen pals.	TX0006332460	5/5/2006
Pennies.	TX0006332454	5/5/2006
Phonics for thought : bk. A / Lorna C. Reed with Louise S. O'Rourke ; illustrated by Edith D. Wile.	TX0002509438	2/14/1989

Title	Reg. Number	Reg. Date
Phonics Plus A : English language learners differentiated instruction guide.	TX0006304351	1/6/2006
Phonics plus A : learning differences differentiated instruction guide / Renee A. Greenfield.	TX0006308053	1/6/2006
Phonics Plus A : literature chart.	TX0006323706	3/23/2006
Phonics plus A literature chart.	TX0006355260	2/13/2006
Phonics plus A : reteach and practice differentiated instruction guide.	TX0006373495	1/6/2006
Phonics Plus B : English language learners differentiated instruction guide.	TX0006304353	1/6/2006
Phonics Plus B : learning differences differentiated instruction guide.	TX0006304350	1/6/2006
Phonics plus B : reteach and practice : differentiated instruction guide / Beth G. Davis.	TX0006308054	1/6/2003
Phonics plus C.	TX0006420243	8/16/2006
Phonics Plus C : English language learners differentiated instruction guide.	TX0006304352	1/6/2006
Phonics Plus C : learning differences differentiated instruction guide.	TX0006299836	1/6/2006
Phonics plus decodable readers : level C.	TX0006496458	1/9/2007
Phonics Plus K.	TX0006299839	1/6/2006
Phonics Plus K.	TX0006299840	1/6/2006
Phonics plus picture glossary.	TX0006308264	1/6/2006
Piano lessons.	TX0006332455	5/5/2006
Pip and the snow cat.	TX0006358161	5/5/2006
Poetry in three dimensions : reading, writing, and critical thinking through poetry : bk. 2 / by Carol Clark and Alison Draper.	TX0005578780	5/17/2002
Pop and the bug.	TX0006358162	5/5/2006

Title	Reg. Number	Reg. Date
Quit it, Frank! / by John Porell ; illustrated by Jamie Smith.	TX0006419314	8/16/2006
Rainbows.	TX0006421027	8/16/2006
Rainbows et al.	TX0007038240	9/3/2009
Rat on the mat.	TX0006409226	1/30/2006
Reading from scratch : teacher's manual.	TX0001867424	7/15/1986
Reading from scratch : workbook 2.	TX0001867428	7/15/1986
Reading : the right start : a practical guide for teaching reading readiness and reading / Toni S. Guild.	TX0002250943	2/9/1988
Ready, set, go picture-letter cards / Nancy Hall.	TX0003071667	5/17/1991
Reasoning and reading : level 2 / Joanne Carlisle.	TX0002251471	2/9/1988
Reasoning and reading : level 2 / Joanne Carlisle.	TX0002509457	2/14/1989
Reasoning skills, paragraph meaning, sentence meaning, word meaning : lvl. 1.	TX0001867423	7/15/1986
Recipe for reading / Frances Bloom and Nina Traub.	TX0005601629	9/11/2002
Recipe for reading : intervention strategies for struggling readers.	TX0006173001	3/4/2005
Recipe for reading sequence chart and sound cards.	TX0006242894	3/14/2005
Recipe for reading : workbook, 1.	TX0006118865	3/4/2005
Recipe for reading : workbook 2 / Connie Russo.	TX0006213853	3/4/2005
Recipe for reading, workbook 3 / by Connie Russo.	TX0006124475	3/4/2005
Recipe for reading, workbook 4 / Connie Russo.	TX0006124479	3/4/2005

Title	Reg. Number	Reg. Date
Recipe for reading, workbook 5 / by Connie Russo ; illustrated by Mary M. Geiger.	TX0006124448	3/4/2005
Recipe for reading, workbook 6 / by Connie Russo ; illustrated by Mary M. Geiger.	TX0006124474	3/4/2005
Recipe for reading : workbook 7.	TX0006211637	4/1/2005
Recipe for reading : workbook 8.	TX0006211706	4/1/2005
Rescue dogs et al.	TX0007038300	9/3/2009
Right into reading : a phonics-based reading and comprehension program : bk. 3.	TX0006148033	12/23/2004
Right into reading : a phonics-based reading and comprehension program : teacher's key, bk. 3.	TX0006211704	4/1/2005
Roberto Clemente.	TX0006421026	8/16/2006
Search and sort : discovering patterns in sounds, letters and words / Katherine Scraper.	TX0005612966	9/9/2002
Senior precis practice pad : with examples taken from the essay type examinations formerly issued by the C. C. C. B., M. I. T., and Regents English examinations / by Paul W. Lehmann.	TX0002069179	2/11/1986
Shane.	TX0006332457	5/5/2006
Skating day.	TX0006332451	5/5/2006
Slingerland screening for identifying children with specific langage disability : form A, B, C and teacher's manual.	TX0006173289	3/4/2004
SOME WORDS Are Often Confused Rebecca Sitton's Vocabulary Mini-Course Series for Upper Grade Wordsmiths.	TX0007080673	5/14/2009

Title	Reg. Number	Reg. Date
Some Words Have Greek Word Parts Rebecca Sitton's Vocabulary Mini-Course Series for Upper Grade Wordsmiths.	TX0007080649	5/14/2009
SOME WORDS Have Latin Word Parts Rebecca Sitton's Vocabulary Mini-Course Series for Upper Grade Wordsmiths.	TX0007080633	5/14/2009
Sound workbook : 1.	TX0001501243	1/30/1985
Specific dyslexia and other development problems in children : a synopsis / Lucius Waites.	TX0002724883	1/5/1990
Specific dyslexia and other developmental problems in children : a synopsis / Lucius Waites.	TX0002778894	2/22/1990
Spellbound : phonic reading & spelling / Elsie T. Rak.	TX0005093910	11/16/1999
Spelling dictionary for beginning writers / by Gregory Hurray.	TX0002250994	2/9/1988
Spellwell : book A / Nancy Hall.	TX0004051343	10/26/1995
SPIRE decodable readers : set 1A.	TX0006496459	1/9/2007
SPIRE decodable readers : set 2A.	TX0006496409	1/9/2007
SPIRE Decodable Readers Set 2B.	TX0007056957	9/3/2009
SPIRE decodable readers : set 3A.	TX0006496457	1/9/2007
SPIRE Decodable Readers Set 3B.	TX0007056302	9/3/2009
SPIRE decodable readers : set 4A.	TX0006496411	1/9/2007
SPIRE decodable readers : set 5A.	TX0006496412	1/9/2007
SPIRE decodable readers : set 6A.	TX0006496410	1/9/2007
SPIRE initial placement assessment.	TX0006491884	1/9/2007
SPIRE initial placement assessment.	TX0006491885	1/9/2007
SPIRE--level 1 blackline master.	TX0006173140	3/4/2005

Title	Reg. Number	Reg. Date
SPIRE level 1 reader / Sheila Clark-Edmands.	TX0006124477	3/4/2005
SPIRE--level 1 teacher's guide.	TX0006173141	3/4/2005
SPIRE level 2 blackline master.	TX0006149875	3/4/2005
SPIRE : level 2 teacher's guide / Sheila Clark-Edmands.	TX0006173291	3/4/2005
SPIRE : level 2, workbook.	TX0006367773	3/4/2005
SPIRE level 3 blackline master. / Sheila Clark-Edmands.	TX0006124478	3/4/2005
SPIRE : level 3, reader.	TX0006118866	3/4/2005
SPIRE : level 3 teacher's guide / Sheila Clark-Edmands.	TX0006173292	3/4/2005
SPIRE : level 3, workbook.	TX0006118864	3/4/2005
SPIRE : level 4 blackline master / Sheila Clark-Edmands.	TX0006173290	3/4/2005
SPIRE : level 4 : teacher's guide.	TX0006118881	3/4/2005
SPIRE level 4 workbook / Sheila Clark-Edmands.	TX0006124476	3/4/2005
SPIRE : level 5 blackline master.	TX0006211690	4/1/2005
SPIRE : level 5 reader.	TX0006211693	4/1/2005
SPIRE : level 5 teacher's guide.	TX0006211636	4/1/2005
SPIRE : level 5 workbook.	TX0006211691	4/1/2005
SPIRE : level 6 blackline master.	TX0006299838	1/6/2006
SPIRE : level 6 reader.	TX0006299841	1/6/2006
SPIRE : level 6 teacher's guide.	TX0006299837	1/6/2006
SPIRE : level 6 workbook.	TX0006299842	1/6/2006
SPIRE : level 7 reader.	TX0006493326	1/9/2007
SPIRE : level 7 teacher's guide.	TX0006493317	1/9/2007
SPIRE level 8 blackline master.	TX0006491880	1/9/2007

Title	Reg. Number	Reg. Date
SPIRE level 8 reader.	TX0006491883	1/9/2007
SPIRE level 8 teacher's guide.	TX0006491879	1/9/2007
SPIRE level 8 word cards : SPIRE.	TX0006378753	6/30/2006
SPIRE level 8 workbook.	TX0006491882	1/9/2007
SPIRE phonogram cards levels 1-5.	TX0006421025	8/16/2006
SPIRE : small letter cards : levels 1-5.	TX0006209169	8/3/2005
Starting comprehension : stories to advance reading & thinking / Ann L. Staman.	TX0002250531	2/9/1988
Starting comprehension : stories to advance reading & thinking / Ann L. Staman.	TX0002250532	2/9/1988
Starting comprehension--stories to advance reading & thinking : starting phonetically 4 / Ann L. Staman.	TX0002253169	2/9/1988
Stepping stones : a path to critical thinking : bk. 1 / Vera Schneider ; illustrated by Ruth Linstromberg.	TX0005788692	4/9/2002
Stepping stones : a path to critical thinking : bk. 3 / by Vera Schneider ; illustrated by Ruth Linstromberg.	TX0005637567	10/24/2002
Stepping stones : a path to critical thinking : bk. 3 : teacher's guide / by Vera Schneider ; ill. by Ruth Linstromberg.	TX0005696362	2/24/2003
Story of the U. S. A. : book 2, A Young nation solves its problems / by Franklin Escher, Jr.	TX0000193865	8/31/1978
Story of western civilization : bk. IV, the Renaissance / by Alan W. Riese.	TX0003135672	6/26/1991
Success stories 2 : 60 phonetically structured stories / by Elizabeth H. Butcher, Nancy A. Simonetti.	TX0002253171	2/9/1988
Success stories 2 : teaching manual / by Elizabeth H. Butcher, Nancy A. Simonetti.	TX0002253170	2/9/1988

Title	Reg. Number	Reg. Date
Supplementary reading practice to accompany MTA reading and spelling kit 6 / masters by wordcrafters Janna Adair, Jill Davidson, Beverly Graham ... [et al.] ; teaching instructions Karen Saint Amour.	TX0003159633	9/10/2001
Surveys of problem-solving & educational skills : record form / developed under the direction of Lynn J. Meltzer.	TX0002052660	4/27/1987
Syllable plus : a game to teach syllable types : teacher's guide and answer key / Joan Mencke Stoner.	TX0001501982	1/30/1985
Teacher's guide for the paragraph : bk 3, writing expo paragraphs / Dianne Tucker-LaPlount.	TX0006083200	12/23/2004
Teacher's script to accompany Alphabetic phonics 2 : a basic language curriculum for phonics, reading, writing, and spelling.	TX0000659557	4/1/1981
Ten essential vocabulary strategies, answer key for books 1-5.	TX0006261167	3/4/2005
Ten essential vocabulary strategies : bk. 1 : practice for success on standardized tests / Lee Mountain.	TX0005914660	2/17/2004
Ten essential vocabulary strategies : bk. 4 / Lee Mountain.	TX0006018744	8/30/2004
Ten essential vocabulary strategies : bk. 5.	TX0006261168	3/4/2005
Ten essential vocabulary strategies : practice for success on standardized tests : bk. 2 / Lee Mountain.	TX0005989439	6/4/2004
Test book for Wordly wise 3000 : bk. 1.	TX0005612970	9/9/2002
Test book for wordly wise 3000 : bk. 2.	TX0005637568	10/24/2002
Test book for Wordly wise 3000 : bk. 3.	TX0005612971	9/9/2002
Test book for Wordly Wise 3000 : bk. 4.	TX0005560051	9/18/2002
Test book for wordly wise 3000 : bk. 5.	TX0005637569	10/24/2002

Title	Reg. Number	Reg. Date
Test book for Wordly wise 3000 : bk. 6.	TX0005700461	2/24/2003
Test book for Wordly Wise 3000 : bk. 7.	TX0005744781	5/14/2003
Test book for wordly wise 3000 : bk. A.	TX0005578773	6/26/2002
Test book for Wordly wise 3000 : book B.	TX0005612973	9/9/2002
Test book for Wordly wise 3000 : book C.	TX0005612974	9/9/2002
Test book for Worldly Wise 3000, book 8.	TX0005742334	6/21/2003
Test book for Worldly wise book 9 / written by Cynthia and Drew Johnson.	TX0005821902	10/24/2003
Test booklet for Wordly wise 3000 : bk. 1 / written by Robin Raymer ; editor, Theresa Trinder, managing editor, Sheila Neylon.	TX0005915230	2/10/2004
Test booklet for Wordly wise 3000 : bk. 2 / written by Lorraine Sintetos ; editor, Theresa Trinder, managing editor, Sheila Neylon.	TX0005915231	2/10/2004
Test booklet for Wordly wise 3000 : bk. 3 / written by Lorraine Sintetos ; editor, Stacy L. Nichols, managing editor, Sheila Neylon.	TX0005915232	2/10/2004
Test booklet for Wordly wise 3000 : bk. 4 / written by Robin Raymer ; editor, Stacey L. Nichols, managing editor, Sheila Neylon.	TX0005915227	2/10/2004
Test booklet for Wordly wise 3000 : bk. 5 / written by Robin Raymer ; editor, Stacey L. Nichols, managing editor, Sheila Neylon.	TX0005915228	2/10/2004
Test booklet for Wordly wise 3000 : bk. 6 / written by Cynthia and Drew Johnson ; editor, Jen Noon, managing editor, Sheila Neylon.	TX0005895723	12/22/2003
Test booklet for Wordly wise 3000 : bk. 7 / written by Cynthia and Drew Johnson ; editor, Jen Noon, managing editor, Sheila Neylon.	TX0005895724	12/22/2003

Title	Reg. Number	Reg. Date
Test booklet for Wordly wise 3000 : bk. A.	TX0005895727	12/22/2003
Test booklet for Wordly wise 3000 : bk. B.	TX0005895726	12/22/2003
Test booklet for Wordly wise 3000 : bk. C.	TX0005895725	12/22/2003
Test booklet for Wordly Wise 3000 book 8 / written by Cynthia and Drew Johnson.	TX0005887652	12/22/2003
Test booklet for Wordly Wise 3000 book 9 / written by Cynthia and Drew Johnson.	TX0005887651	12/22/2003
Uncle Paul's cane.	TX0006332459	5/5/2006
Vocabulary from classical roots : bk. 4.	TX0006491881	1/9/2007
Vocabulary from classical roots : bk. 6 : teacher's guide and answer key.	TX0006420239	8/16/2006
Vocabulary from classical roots : C / Norma Fifer, Nancy Flowers.	TX0002707174	12/13/1989
Wallet in the woods.	TX0006447432	6/12/2006
When hens shop.	TX0006358156	5/5/2006
Wilson expanded syntax program : teacher's manual / Mary Sweig Wilson.	TX0000252292	4/16/1979
Wordly wise 3000 : bk. 1, concept cards and picture cards.	TX0006505577	1/9/2007
Wordly wise 3000 : bk. 2 / Kenneth Hodkinson, Sandra Adams.	TX0004504280	3/7/1997
Wordly Wise 3000 Book 1 and Teacher's Resource Book.	TX0006829412	9/28/2007
Wordly Wise 3000 Book 10 Audio Recordings.	SR0000645711	1/14/2010
Wordly Wise 3000 Book 2 Audio Recordings.	SR0000645710	1/14/2010
Wordly Wise 3000 Book 3 Audio Recordings.	SR0000645716	1/14/2010

Title	Reg. Number	Reg. Date
Wordly Wise 3000 Book 4 Audio Recordings.	SR0000645714	1/14/2010
Wordly Wise 3000 Book 9 Audio Recordings.	SR0000645709	1/14/2010
Wordly Wise 3000 Book K and Teacher's Resource Book.	TX0006829336	9/28/2007
Wordly Wise 3000.com.	TX0007128213	8/31/2009
Wordly Wise 3000 Second Edition Book 10.	TX0006829337	9/28/2007
Wordly Wise 3000 Second Edition Book 10 Teacher's Resource Book.	TX0006829505	9/28/2007
Wordly Wise 3000 Second Edition Book 11.	TX0006829341	9/28/2007
Wordly Wise 3000 Second Edition Book 11 Teacher's Resource Book.	TX0006829491	9/28/2007
Wordly Wise 3000 Second Edition Book 12.	TX0006829511	9/28/2007
Wordly Wise 3000 Second Edition Book 12 Teacher's Resource Book.	TX0006829499	9/28/2007
Wordly Wise 3000 Second Edition Book 2.	TX0006829353	9/28/2007
Wordly Wise 3000 Second Edition Book 2 Teacher's Resource Book.	TX0006829492	9/28/2007
Wordly Wise 3000 Second Edition Book 3.	TX0006829327	9/28/2007
Wordly Wise 3000 Second Edition Book 4.	TX0006829352	9/28/2007
Wordly Wise 3000 Second Edition Book 4 Teacher's Resource Book.	TX0006829496	9/28/2007
Wordly Wise 3000 Second Edition Book 5.	TX0006829334	9/28/2007
Wordly Wise 3000 Second Edition Book 5 Teacher's Resource Book.	TX0006829503	9/28/2007

Title	Reg. Number	Reg. Date
Wordly Wise 3000 Second Edition Book 6.	TX0006829333	9/28/2007
Wordly Wise 3000 Second Edition Book 6 Teacher's Resource Book.	TX0006829501	9/28/2007
Wordly Wise 3000 Second Edition Book 7.	TX0006829331	9/28/2007
Wordly Wise 3000 Second Edition Book 7 Teacher's Resource Book.	TX0006829497	1/3/2007
Wordly Wise 3000 Second Edition Book 8.	TX0006829328	9/28/2007
Wordly Wise 3000 Second Edition Book 8 Teacher's Resource Book.	TX0006829512	9/28/2007
Wordly Wise 3000 Second Edition Book 9.	TX0006829355	9/28/2007
Wordly Wise 3000 Second Edition Book 9 Teacher's Resource Book.	TX0006829510	9/28/2007
Wordly wise quickquiz.	TX0002767827	3/2/1990
Wordly wise readers : series A.	TX0001504309	1/25/1985
Wordly wise reading with writing and comprehension exercises : bk. 1[-2] / Kenneth Hodkinson.	TX0002526176	3/15/1989
Words are wonderful, an interactive approach to vocabulary : bk. 1 tests / Dorothy Grant Hennings ; lesson test written by Mark Lyons.	TX0005713988	4/24/2003
Words are wonderful : an interactive approach to vocabulary : bk. 2 / Dorothy Grant Hennings ; ill. by John L. Garcia.	TX0005836551	10/24/2003
Words are wonderful : an interactive approach to vocabulary : bk. 3 / Dorothy Grant Hennings ; ill. by John L. Garcia.	TX0005989443	6/4/2004
Words are wonderful : an interactive approach to vocabulary : bk. 4 : teacher's guide.	TX0006289616	8/3/2005

Title	Reg. Number	Reg. Date
Words are wonderful : an interactive approach to vocabulary : book 3 tests / Dorothy Grant Hennings.	TX0005989354	6/4/2004
Words are wonderful : an interactive approach to vocabulary : book 4.	TX0006289618	8/3/2005
Words are wonderful : an interactive approach to vocabulary tests for bk. 2 / Dorothy Grant Hennings.	TX0005821879	10/24/2003
Words are wonderful : an interactive approach to vocabulary tests for book 4.	TX0006289617	8/3/2005
Words are wonderful : bk. 1 : an interactive approach to vocabulary / Dorothy Grant Hennings.	TX0006211214	3/20/2003
Words are wonderful : bk. 3 : an interactive approach to vocabulary / Dorothy Grant Hennings ; ill. by John L. Garcia.	TX0005914664	2/17/2004
Words are wonderful : bk. A and tests for bk. A.	TX0006420245	8/16/2006
Worldly wise 3000 : bk. C / Kenneth Hodkinson & Sandra Adams.	TX0005578776	5/17/2002
Worldly Wise 3000 Second Edition Book 3 Teacher's Resource Book.	TX0006829490	9/28/2007
Worldly wise 3000 teacher's guide for books 1-5.	TX0005821878	10/24/2003
Worldly wise 3000 teacher's guide for books 6-9.	TX0005821876	10/24/2003
Worldly wise 3000 teacher's guide for books A, B & C.	TX0005821877	10/24/2003
Worldy Wise 3000 book K concept cards and picture cards.	TX0006501087	1/9/2007
Write about me / Elsie S. Wilmerding ; ill. by George Ulrich.	TX0005914669	2/17/2004
Write about my world / Elsie S. Wilmerding ; ill. by George Ulrich.	TX0005914661	2/17/2004

Title	Reg. Number	Reg. Date
Writing skills : bk. 2 / Diana Hanbury King.	TX0006083206	12/23/2004
Writing skills : bk. 3 / Diana Hanbury King.	TX0005578777	5/17/2002
Writing skills : teacher's handbook / Diana Hanbury King.	TX0005989442	6/4/2004
A Red Sash, et al.	TX0007035790	9/3/2009
Handprints Audio Recordings, Storybook Set A.	SR0000651606	3/25/2010
Handprints Audio Recordings, Storybook Set B.	SR0000651605	3/25/2010
Handprints Audio Recordings, Storybook Set C.	SR0000651607	3/25/2010
Handprints Audio Recordings, Storybook Set D.	SR0000651608	3/25/2010
Primary Phonics Comprehension Workbook 6.	TX0007124841	1/11/2010
Primary Phonics Intervention Guide Levels 1-6 Blackline Masters.	TX0007019620	8/31/2009
Primary Phonics Set 6 Storybooks.	TX0007124783	1/11/2010
Sitton Kindergarten Literacy and Word Skills Practice Book.	TX0007166870	3/25/2010
Sitton Kindergarten Literacy and Word Skills Sourcebook for Teachers.	TX0007166891	3/25/2010
Storybooks 6.	SR0000647962	1/11/2010
Wordly Wise 3000 Book 11 Audio Recordings.	SR0000648553	1/11/2010
Wordly Wise 3000 Book 12.	SR0000648555	1/11/2010
Wordly Wise 3000 Book 5.	SR0000648554	1/11/2010
Wordly Wise 3000 Book 6.	SR0000649243	1/11/2010
Wordly Wise 3000 Book 7.	SR0000648552	1/11/2010
Wordly Wise 3000 Book 8.	SR0000648556	1/11/2010

Title	Reg. Number	Reg. Date
30 roots to grow on : a teacher's guide for the development of vocabulary / Carol Murray and Jenny Munro.	TX0002707275	12/13/1989
Alphabet series.	SR0000311249	4/9/2002
Alphabet series / compiled by Frances Bloom ; illustrated by Mary Geiger ; stories by Frances Bloom, Deborah Coates, Mary Geiger ... [et al.]	TX0005504305	4/9/2002
Alphabetic phonics : workbook 1.	TX0004446500	12/16/1996
Alphabetic phonics. Workbook 1. By Georgie Green.	RE0000701592	4/10/1995
Alphadeck guide : 21 letter-card games in alphabetizing, phonics, and spelling skills / by Karen Barriere.	TX0001005848	10/15/1982
America becomes a giant / by Franklin Escher, Jr.	TX0003444588	12/17/1992
Analogies : 1 / Arthur Liebman.	TX0002759193	2/23/1990
Analogies 2 / Arthur Liebman.	TX0002707212	12/13/1989
Analogies 3 : 8 vocabulary and 4 analogy quizzes / Arthur Liebman.	TX0002250609	2/9/1988
Association method drop drill flip book : nonsense syllable practice based on selected Northampton symbols / contributors, Daphne Cornett, Maureen K. Martin.	TX0005504384	4/9/2002
Attack math : addition 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001440549	11/5/1984
Attack math : addition 2 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001510858	1/30/1985
Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001681559	10/25/1985

Title	Reg. Number	Reg. Date
Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001681562	10/25/1985
Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001681563	10/25/1985
Attack math : arithmetic tasks to advance computational knowledge : division, [book] 2 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001588498	5/21/1985
Attack math : division 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001510860	1/30/1985
Attack math : multiplication 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001510859	1/30/1985
Attack math : subtraction 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin.	TX0001440550	11/5/1984
Beginning paragraph meaning / Joanne Carlisle.	TX0002055602	4/27/1987
Beginning reasoning & reading / Joanne Carlisle.	TX0005563746	6/17/2002
Beginning reasoning skills / Joanne Carlisle.	TX0002072302	4/27/1987
Beyond the code : book 2 / Nancy M. Hall ; illustrated by Hugh Price.	TX0005418389	4/13/2001
Beyond the code : comprehension and reasoning skills : bk. 3 / Nancy M. Hall ; illustrated by Hugh Pirce and Alan Price.	TX0005342658	8/2/2001
Bird watch / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989450	6/21/2004

Title	Reg. Number	Reg. Date
Bookwise : a literature guide [by] Barbara Moross, Sonia Landes, Molly Flender, The Phantom Tollbooth. / written by Norton Juster ; illustrated by Jules Feiffer.	TX0005091729	11/16/1999
Building language skills : readiness for reading : book A / Lida Helson and Ahna Fiske.	TX0000168802	12/26/1978
Building language skills : teacher's guide / by Lida Helson and Ahna Fiske.	TX0000223233	3/16/1979
Building mathematical thinking : bk. 3 : skinny concepts / Marsha Stanton.	TX0005505221	4/9/2002
Building mathematical thinking : skinny concepts : bk. 1 / Marsha Stanton.	TX0005453838	9/4/2001
Building mathematical thinking : skinny concepts, bk. 2 / Marsha Stanton.	TX0005204105	7/27/2000
Charlotte's web : a literature guide / Sonia Landes, 1925-, and Molly Flender, 1935-.	TX0005093770	11/16/1999
Clancy races / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005994319	6/21/2004
Classroom strategies to aid the disabled learner : with glossary / Jean Abbott.	TX0000206533	3/16/1979
Code cards : key word picture and letter cards for explode the code 1 to 3 1/2 / Nancy Hall, Dawn Towle.	TX0004030257	4/18/1995
Colt for Jenny / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989448	6/21/2004
Composition 1 / Sara Hickman.	TX0001104556	1/13/1983
Composition : book 3.	TX0001315807	4/4/1984
Composition : book II / Sara Hickman.	TX0000223235	3/19/1979
Composition : book III / Sara Hickman.	TX0000223236	3/19/1979
Computation basics : book 1 / by Janet A. Alford and Lynda R. Solms.	TX0000584747	11/24/1980

Title	Reg. Number	Reg. Date
Computation basics : book 5 / by Janet A. Alford and Lynda R. Solms.	TX0001220396	10/6/1983
Daily phonics lessons : folding mini workbooks / Lori Bloom, Norma Childs, Judith Erickson, Linda Gray.	TX0005476786	4/9/2002
Daily supplement : activities for cross-curriculum review, grade 3 / Rob Frieske, Par Healy, Deborah Howe ... [et al.]	TX0005504336	4/9/2002
Daily supplement : activities for cross-curriculum review, grade 4 / Rob Frieske, Par Healy, Deborah Howe ... [et al.]	TX0005504338	4/9/2002
Daily supplement : activities for cross-curriculum review, grade 5 / Rob Frieske, Pat Healy, Deborah Howe, Jan Oberg, Judy Pavlicek, Pat Rainholt, Mike Smith.	TX0005612972	9/9/2002
Developmental variation and learning disorders / Melvin D. Levine ; with an appendix by Betty N. Gordon and Martha S. Reed.	TX0002249366	2/9/1988
Dyslexia training program / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0002250528	2/9/1988
Dyslexia training program--progress measurements, schedules I, II, and III : student's book / Mary Baertch Rumsey.	TX0003321738	5/20/1992
Dyslexia training program : the alphabet, spelling exercises, and review of schedule III / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0002712008	12/11/1989
Early reading comprehension in varied subject matter : bk. A / Jane Ervin.	TX0005563743	6/17/2002
Early reading comprehension in varied subject matter : bk. B / Jane Ervin.	TX0005563776	6/17/2002
Early reading comprehension in varied subject matter : bk. D / Jane Ervin ; illustrated by Anne Lord.	TX0005585784	6/17/2002
Early reading comprehension in varied subject matter : book A / by Jane Ervin.	TX0000929727	5/13/1982

Title	Reg. Number	Reg. Date

Early reading comprehension in varied subject matter : book B[-C] : literature, the arts, social studies, science, general topics, logical thinking, mathematics / by Jane Ervin ; [illustrated by George Phillips]

	TX0001004405	10/28/1982
Elements of clear thinking : accurate communication / by William F. McCart.	TX0001503606	1/25/1985
Elements of clear thinking : critical reading.	TX0001453984	11/5/1984
Elements of clear thinking : sound reasoning / by William F. McCart.	TX0001172898	8/8/1983
Ella / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995356	6/21/2004
Energy horizons : book 1, Energy sources / by Christina G. Miller and Louise A. Berry ; [illustrated by Melinda Vinton].	TX0001063640	1/12/1983
Energy horizons : book 2, electrical energy / by Christine G. Miller and Louise A. Berry ; [illustrated by Anne Lord]	TX0001375285	7/6/1984
Energy horizons : teacher's guide / by Christina G. Miller and Louise A. Berry.	TX0001220397	10/6/1983
English elements : bk. 1 / Arthur Liebman.	TX0004493516	3/7/1997
English elements : bk. 1, quizzes / Arthur Leibman.	TX0004650123	10/17/1997
English elements : bk. 2 / Arthur Liebman.	TX0005158382	3/9/2000
Experimenting with numbers : a guide for preschool, kindergarten, and first grade teachers / Margaret Stern ; illustrated by John Roberts.	TX0002277916	2/9/1988
Explode the code : 1 1/2 / Nancy Hall, Rena Price.	TX0001364683	6/25/1984
Explode the code 1 / Nancy Hall, Rena Price.	TX0003551080	5/11/1993

Title	Reg. Number	Reg. Date
Explode the code 1 / Nancy Hall, Rena Price ; [text ill. by Alan Price and Laura Price].	TX0001374905	7/6/1984
Explode the code : 2.	TX0001454067	11/5/1984
Explode the code 2 1/2 / Nancy Hall, Rena Price.	TX0003918334	10/20/1994
Explode the code : 2 / Nancy Hall, Rena Price ; text ill. by Laura Price and Alan Price.	TX0003918305	10/20/1994
Explode the code : 2 / Nancy Hall, Rena Price ; text ill. by Laura Price and Alan Price.	TX0002718356	10/30/1989
Explode the code : 3.	TX0001454068	11/5/1984
Explode the code 3 1/2 / Nancy Hall, Rena Price.	TX0005585782	6/17/2002
Explode the code 3 1/2 / Nancy Hall, Rena Price.	TX0003585124	8/2/1993
Explode the code 3 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler]	TX0000835245	12/7/1981
Explode the code 3 / Nancy Hall, Rena Price.	TX0003918332	10/20/1994
Explode the code : 4 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler].	TX0003345488	6/18/1992
Explode the code : 4 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler]	TX0001009218	11/4/1982
Explode the code : 4 1/2 / Nancy M. Hall, Rena Price.	TX0005563777	6/17/2002
Explode the code 4 / Nancy Hall, Rena Price.	TX0003918333	10/20/1994
Explode the code : 4 / Nancy Hall, Rena Price.	TX0001503573	1/25/1985
Explode the code : 4 / Nancy M. Hall, Rena Price.	TX0005563775	6/17/2002
Explode the code : 5 1/2 / Nancy M. Hall.	TX0005563779	6/17/2002

Title	Reg. Number	Reg. Date
Explode the code : 5 / Nancy Hall, Rena Price.	TX0005565755	6/17/2002
Explode the code : 5 / Nancy Hall, Rena Price ; [ill. by Laura Price and Alan Price]	TX0001503531	1/25/1985
Explode the code 6 / Nancy Hall, Rena Price.	TX0003918331	10/20/1994
Explode the code : 6 / Nancy M. Hall, Rena Price.	TX0005563778	6/17/2002
Explode the code : 7 / Nancy Hall, Rena Price.	TX0005565754	6/17/2002
Explode the code, 8 / Nancy Hall, Rena Price.	TX0005599906	6/17/2002
Explode the code : [book] 5 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price].	TX0000196155	8/31/1978
Explode the code : [book] 6 / Nancy Hall, Rena Price.	TX0000196154	8/31/1978
Explode the code : [book] 7 / Nancy Hall, Rena Price ; [text ill. by Alan Price, Laura Price, Andrew Mockler, and Meg Rosoff].	TX0000441345	3/11/1980
Explode the code : [book] 8 / Nancy Hall, Rena Price.	TX0001364682	6/25/1984
Fisher-Landau early childhood screening (FLECS)	TX0004242753	3/15/1996
Fractions 1[-3] / Dawny Gershkowitz.	TX0001681567	10/25/1985
Fractions 4 : multiplication and division / Dawny Gershkowitz.	TX0003069071	5/17/1991
From the mixed-up files of Mrs. Basil E. Frankweiler, written and illustrated by E. L. Konigsburg / Christine Doyle Francis.	TX0005358475	4/13/2001
Get Dad lost / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995357	6/21/2004

Title	Reg. Number	Reg. Date
Gillingham manual : remedial training for students with specific disability in reading, spelling, and penmanship / Anna Gillingham, Bessie W. Stillman.	TX0005370833	4/13/2001
Guide for teaching poetry in three dimensions : reading, writing and critical thinking through poetry : bk. 1 / by Carol Clark and Alison Draper.	TX0005505903	4/9/2002
Hatchet [by] Gary Paulsen / Jon C. Stott.	TX0005358477	4/13/2001
Helping kids write : a practical guide for teaching children to express themselves on paper : for grades 5-8 / by Sarah Bayne.	TX0000460212	4/10/1980
Improving composition through a sentence study of grammar and usage : teaching guide and answer key / by Carol Compton.	TX0000137800	10/30/1978
It's elementary! : 230 math word problems : bk. A / M. J. Owen.	TX0005430358	8/2/2001
It's elementary! 275 math word problems : bk. 1 / M. J. Owen.	TX0005158383	3/9/2000
It's elementary! : 275 math word problems : bk. 2 / M. J. Owen.	TX0005370823	4/13/2001
It's elementary! : 275 math word problems : bk. 3 / M. J. Owen.	TX0005370822	4/13/2001
It's elementary! : reasoning, estimating, and rounding : a companion to It's elementary! 275 math word problems / M. J. Owen.	TX0005370831	4/13/2001
Josh, the collector / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005994320	6/21/2004
Junior English review exercises. Bk. 1. By Earl F. Wood.	RE0000555486	12/6/1991
Junior English review exercises. Bk. 1: teacher's guide. Text: Earl F. Wood, -1960.	RE0000662207	1/10/1994

Title	Reg. Number	Reg. Date
Junior English review exercises. Bk. 2: teacher's guide. Text: Earl F. Wood, -1960.	RE0000662206	1/10/1994
Junior English review exercises : book 1 / by Earl F. Wood.	TX0000151565	10/30/1978
Junior English review exercises : book II / by Earl F. Wood.	TX0001446524	11/5/1984
Junior English review exercises : book II / by Earl F. Wood.	TX0000366871	11/19/1979
Junior vocabulary builder. By Austin Melvin Works.	RE0000060027	12/5/1979
Just write : an elementary writing sourcebook : bk. 1 / Elsie S. Wilmerding, Alexandra S. Bigelow ; ill. by George Ulrich.	TX0005509227	4/9/2002
Just write : creativity and craft in writing : bk. 3 / Elsie S. Wilmerding, Alexandra S. Bigelow ; ill. by George Ulrich.	TX0006005940	8/10/2004
Justin's house / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989446	6/21/2004
Key word clues : the riddle deck / by Beverly Graham.	TX0003849249	9/9/1994
Keyboarding skills : all grades / Diana Hanbury King.	TX0002072304	4/27/1987
Kids and critters / written by Barbara Sokolski ; illustrated by Jeannie Donovan.	TX0003673261	12/3/1993
King Hank / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995353	6/21/2004
Language activities to accompany A Multi-sensory approach to language arts : bk. 2 / Eldra O'Neal, Beverly Wolf.	TX0002052647	4/27/1987
Language activities to accompany A Multi-sensory approach to language arts, book 2 : teaching manual / Eldra O'Neal, Beverly Wolf.	TX0002052994	5/1/1987

Title	Reg. Number	Reg. Date
Language tool kit / by Paula D. Rome and Jean S. Osman.	TX0000752150	8/6/1981
Learning grammar through writing / by Sandra M. Bell, James I. Wheeler.	TX0001374904	7/6/1984
Learning to listen.	SR0000310561	4/13/2001
Legends and other tales / written by Tanya Hayes Lee ; illustrated by Jeannie Donovan.	TX0003673257	12/3/1993
Literacy program : Texas Scottish Rite Hospital, Dallas, Texas : student book 3-4, lessons 61-160 / Joan Keagy, Ann Sanders.	TX0003346422	6/16/1992
Literature guide to Bridge to Terabithia, written by Katherine Paterson, illustrated by Donna Diamond / by Sonia Landes and Molly Flender.	TX0005148642	11/16/1999
Looking into math : bk. 3 / Susan Gardner and Silvia Acosta.	TX0005872761	6/17/2002
Looking into math / Cathy Feldman and Barbara Peckham.	TX0005563780	6/17/2002
Looking into math : Ridgewood, New Jersey public schools : bk. 2 / Cathy Feldman and Barbara Peckham.	TX0005565757	6/17/2002
Lunch on a raft / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995354	6/21/2004
Mandy / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995352	6/21/2004
Manual de ensenanza del lenguaje / by Paula D. Rome and Jean S. Osman.	TX0003526550	12/17/1992
Math & writing : fourteen language arts lessons for students who like math.	TX0001315809	4/4/1984
Math and writing 2 : paragraphing skills for students who like math / Robert A. Pauker.	TX0002250533	2/9/1988

Title	Reg. Number	Reg. Date
Math investigations : bk. 1 : Ridgewood, New Jersey, Public Schools / Cathy Feldman and Barbara Peckham.	TX0004749016	4/10/1998
Math investigations Ridgewood, New Jersey public schools : bk. 2 / Cathy Feldman and Barbara Peckham.	TX0004771868	4/10/1998
Megawords 1 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001063639	1/12/1983
Megawords 2 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001172899	8/8/1983
Megawords : 3 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001364686	6/25/1984
Megawords 4.	TX0003853927	12/8/1994
Megawords 6 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0001588499	5/21/1985
Megawords 8 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.	TX0002250530	2/9/1988
Modern America / by Franklin Escher, Jr.	TX0003551906	5/11/1993
Modern America / by Franklin Escher, Jr.	TX0000873198	2/23/1982
Moon zoo / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995351	6/21/2004

More reading comprehensive in varied subject matter / Jane Ervin.	TX0005370824	4/13/2001
More reading comprehensive in varied subject matter : level 2 / Jane Ervin.	TX0005370825	4/13/2001
More reading comprehensive in varied subject matter : level 3 / Jane Ervin.	TX0005370827	4/13/2001
More reading comprehensive in varied subject matter : level 4 / Jane Ervin.	TX0005370826	4/13/2001

Title	Reg. Number	Reg. Date
MTA, multisensory teaching approach : 4.	TX0003551957	5/11/1993
MTA : Multisensory teaching approach : reading and spelling : 6 / Margaret Taylor Smith.	TX0002931492	9/7/1990
MTA program introduction / Margaret Taylor Smith.	TX0002987791	1/14/1991
Multi-sensory approach to language arts for specific language disability children : bk. 1 : a guide for primary teachers / Beth H. Slingerland.	TX0004675765	10/17/1997
Multisensory teaching approach : alphabet and dictionary skills guide / by Edith A. Hogan and Margaret Taylor Smith.	TX0002250529	2/9/1988
Multisensory teaching approach : kit 7.	TX0003574976	5/11/1993
Multisensory teaching approach / Margaret Taylor Smith.	TX0002638355	2/14/1989
Mystery of the missing marble / written by Tanya Auger ; illustrated by Andrew Kuan.	TX0005285009	1/18/2001
Number the stars [by] Lois Lowry / Joel D. Chaston.	TX0005358476	4/13/2001
Pediatric examination of educational readiness at middle childhood : Peeramid 2 : examiner's manual / developed under the direction of Melvin D. Levine.	TX0004191215	1/18/1996
Peeramid 2, examiner's manual / Melvin D. Levine.	TX0004491668	3/5/1997
PEEX 2 (pediatric early elementary examination) / developed under the direction of Melvin D. Levine.	TX0004170509	12/13/1995
PEEX 2--pediatric early elementary examination : examiner's manual / developed under the direction of Melvin D. Levine, further developed by Melvin D. Levine and Adrian D. Sandler.	TX0004760199	4/10/1998

Title	Reg. Number	Reg. Date
PEEX II : the pediatric early elementary examination : examiner's guidelines.	TX0003280801	3/20/1992
Phil the flea / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989453	6/21/2004
Phonetic primers / by Carolyn Smith ; [illustrated by Suzanne Sugar].	TX0000379636	12/6/1979
Phonics drill cards update deck.	TX0004817023	4/10/1998
Phonics drill cards with pictures for reading and spelling.	TX0004766616	4/10/1998
Phonogram, suffix, and prefix strips for classroom use.	TX0003685823	12/3/1993
Plain talk about KIDS, Kids inclined toward difficulty in school / Alice P. Thomas, editor.	TX0004193513	1/18/1996
Poetry in six dimensions : teacher's guide / Carol Clark and Norma Fifer.	TX0005204036	3/9/2000
Poetry in six dimentions ; 20th century voices / Carol Clark and Norma Fifer.	TX0005174978	3/9/2000
Poetry in three dimensions : reading, writing, and critical thinking through poetry : bk. 1 / Carol Clark and Alison Draper.	TX0005430359	8/2/2001
Pragmatic approach to the evaluation of children's performances on pre-reading screening procedures to identify first grade academic needs / Beth H. Slingerland.	TX0000379635	12/6/1979
Pre-reading screening procedures and Slingerland screening tests for identifying children with specific language disability : technical manual / by Susanne P. Fulmer.	TX0000575574	10/27/1980
Primary analogies : bk. 2, critical and creative thinking / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0004663192	11/10/1997

Title	Reg. Number	Reg. Date
Primary analogies : critical and creative thinking.	TX0004771869	4/10/1998
Primary analogies : critical and creative thinking : bk. 1 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0004446499	12/16/1996
Primary analogies--critical and creative thinking : bk. 2 : teacher's guide and answer key.	TX0004760200	4/10/1998
Reading comprehension : book 8 : in varied subject matter / by Jane Ervin.	TX0000537203	8/18/1980
Reading comprehension in varied subject matter : bk. 1 / by Jane Ervin.	TX0004772040	4/10/1998
Reading comprehension in varied subject matter : bk. 1 / Jane Ervin.	TX0005563742	6/17/2002
Reading comprehension in varied subject matter : bk. 1 / Jane Ervin.	TX0004660250	10/31/1997
Reading comprehension in varied subject matter : bk. 2 / by Jane Ervin.	TX0003952637	12/8/1994
Reading comprehension in varied subject matter : bk. 2 / Jane Ervin.	TX0005563738	6/17/2002
Reading comprehension in varied subject matter : bk. 2 : social studies, literature, mathematics et al. / Jane Ervin.	TX0004752261	4/10/1998
Reading comprehension in varied subject matter : bk. 3 / by Jane Ervin.	TX0004760201	4/10/1998
Reading comprehension in varied subject matter : bk. 4 : social studies, literature, mathematics et al. / Jane Ervin.	TX0004752262	4/10/1998
Reading comprehension in varied subject matter : bk. 9 / by Jane Ervin.	TX0003952635	12/8/1994
Reading comprehension in varied subject matter : book 1 / Jane Ervin.	TX0001503659	1/25/1985
Reading comprehension in varied subject matter : book 1 / Jane Ervin.	TX0000486511	6/2/1980

Title	Reg. Number	Reg. Date
Reading comprehension in varied subject matter : book 10 : literature, combined subjects, social studies, science, the arts, philosophy, logic and language, mathematics / by Jane Ervin.	TX0001004406	10/28/1982
Reading comprehension in varied subject matter : book 4 / Jane Ervin.	TX0000486512	6/2/1980
Reading comprehension in varied subject matter : book 5 / Jane Ervin.	TX0000486514	6/2/1980
Reading comprehension in varied subject matter : book 6 / by Jane Ervin.	TX0000738155	7/20/1981
Reading comprehension in varied subject matter : book 6 / Jane Ervin.	TX0004474444	1/2/1997
Reading comprehension in varied subject matter : book 7 / by Jane Ervin.	TX0000738153	7/20/1981
Reading comprehension in varied subject matter : book 9 / by Jane Ervin.	TX0000826211	12/7/1981
Reading comprehension in varied subject matter : book[s] 2 [& 3] / Jane Ervin.	TX0000486513	6/2/1980
Reading for content : bk. 2 / Carol Einstein.	TX0004446347	1/2/1997
Reading from scratch/R F S phonics.	TX0001449034	11/5/1984
Reading from scratch/RfS : RfS/workbook 1 / Dorothy VanDenHonert.	TX0001440547	11/5/1984
Reading from scratch/RfS : workbook 1.	TX0004084426	8/11/1995
Reading from scratch : word lists and sentences for dictation / Dorothy VanDenHonert.	TX0001503572	1/25/1985
Reasoning & reading : level 2 / Joanne Carlisle.	TX0005563744	6/17/2002
Reasoning and reading : level 1 / by Joanne Carlisle.	TX0001040488	1/12/1983
Reasoning and reading : level 1 / Joanne Carlisle.	TX0005585781	6/17/2002

Title	Reg. Number	Reg. Date
Reasoning and reading : level 1 : teacher's guide and answer key / by Joanne Carlisle.	TX0001172897	8/8/1983
Reasoning and reading : level 2 / by Joanne Carlisle.	TX0001315796	4/4/1984
Recipe for reading : bk. 4-6 / Connie Russo, Shirli Kohn.	TX0003453668	12/30/1992
Recipe for reading workbook 2 / Connie Russo, Shirli Kohn.	TX0005495737	4/13/2001
Recipe for reading : workbook 3 / Connie Russo, Shirli Kohn.	TX0003071671	5/17/1991
Recipe for reading : workbook 7 / Connie Russo, Shirli Kohn.	TX0003458075	12/30/1992
Recipe for reading workbooks : 1 / Connie Russo, Shirli Kohn.	TX0002817251	5/3/1990
Return to Aztlan : a history of the Mexican American experience / by Alan Riese and Beverley W. Rodgers.	TX0000366872	11/19/1979
Ridgewood analogies : bk. 2 : answer key.	TX0004129993	11/30/1995
Ridgewood analogies : bk. 2 / by George Libonate, Jr., with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004048746	5/30/1995
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 1 / George Libonate, Jr., with Geraldine Brunner, Deborah Burde, Marianne Williams, Theresa Wiss.	TX0003873693	8/19/1994
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 3 / George Libonate, Jr. with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004303545	5/22/1996
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 3 / George Libonate, Jr. with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004504568	3/7/1997

Title	Reg. Number	Reg. Date
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 4 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0005370829	4/13/2001
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 5 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0005370830	4/13/2001
Ridgewood grammar : the language connection : bk. 1 / Nancy Bison and Terri Wiss.	TX0005370819	4/13/2000
Ridgewood grammar : the language connection : bk. 2 / Nancy Bison and Terri Wiss.	TX0005370815	4/13/2001
Ridgewood grammar : the language connection : bk. 3 / Nancy Bison and Terri Wiss.	TX0005510275	4/9/2002
Right into reading : bk. 1 : a phonics-based reading comprehension program / Jane Ervin.	TX0005348540	2/9/2001
Right into reading : bk. 1 : a phonics-based reading comprehension program : teacher's key / Jane Ervin.	TX0005348541	2/9/2001
Rights of parents and responsibilities of schools / compiled by James G. Meade.	TX0000223234	3/16/1979
Rules of the game : 2 / Mary Page, Peter Guthrie, Sloan Sable.	TX0002707208	12/13/1989
Rules of the game, 3 / Mary Page, Peter Guthrie, Sloan Sable.	TX0003979276	2/23/1995
Rules of the game : bk. 3, taacher's key / Mary Page, Peter Guthrie, Sloan Sable.	TX0003069072	5/17/1991
Rules of the game : grammar through discovery : 1 / Mary Page, Peter Guthrie, Sloan Sable.	TX0002709084	12/13/1989
Rules of the game : grammar through discovery : 2 : teacher's key / Mary Page, Peter Guthrie, Sloan Sable.	TX0002759191	2/23/1990

Title	Reg. Number	Reg. Date
Sarah, plain and tall / by Patricia MacLachlan.	TX0005086472	11/16/1999
Senior English review exercises / by Earl F. Wood.	TX0000538125	8/19/1980
Senior English review exercises. By Earl F. Wood.	RE0000555487	12/6/1991
Senior English review exercises; teacher's guide. Text: Earl F. Wood, -1960.	RE0000662205	1/10/1994
Sentence power : an approach to beginning reading / by Francee R. Sugar, Jeanette Jefferson Jansky, Martin J. Hoffman, Joan Layton, Catherine Lipkin ; edited by Virginia V. James Hlavsa.	TX0004084033	8/11/1995
Sequential seasonal activities : book 2 / Eldra O'Neal, Bev Wolf.	TX0001009217	11/4/1982
Situation learning : schedule I.	TX0001444214	11/5/1984
Skinny concepts : teacher's journal, bk. 2 / Marsha Stanton.	TX0005200138	7/27/2000
Slingerland approach : an effective strategy for teaching spelling / Nancy Cushen White.	TX0002707214	12/13/1989
Snake for Jake / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989452	6/21/2004
So many bridges / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005994318	6/21/2004
Solving language difficulties : remedial routines / Amey Steere, Caroline Z. Peck, Linda Kahn.	TX0001364687	6/25/1984
Solving language difficulties, remedial routines : answer key / Amey Steere, Caroline Z. Peck, Linda Kahn.	TX0004775832	4/10/1998
Solving language difficulties--remedial routines. By Amey Steere, Caroline Z. Peck & Linda Kahn.	RE0000649394	1/10/1994

Title	Reg. Number	Reg. Date
Spell of words : teacher's manual / by Elsie T. Rak.	TX0000513996	7/14/1980
Spellbinding 1, workbook of spelling exercises ; Spellbinding 2, workbook of spelling exercises / by Elsie T. Rak.	TX0000151566	5/23/1978
Spelling dictionary for writers : a resource for independent writing: bk. 2 / by Gregory Hurray.	TX0005584921	5/17/2002
Spelling practice guide : 1-2.	TX0003369705	8/6/1992
Spellwell : bk. A / Nancy Hall.	TX0005563745	6/17/2002
Spellwell : bk. Aa / Nancy Hall.	TX0005563741	6/17/2002
Spellwell : bk. AA / Nancy Hall.	TX0004191219	1/18/1996
Spellwell : bk. B / Nancy Hall.	TX0005563763	6/17/2002
Spellwell : bk. B / Nancy Hall.	TX0004049471	1/9/1995
Spellwell : bk. BB / Nancy Hall.	TX0005585780	6/17/2002
Spellwell : bk. Bb / Nancy Hall.	TX0003974732	1/9/1995
Spellwell : bk. C, CC : teacher's guide and answer key / Nancy M. Hall.	TX0004761367	4/10/1998
Spellwell : bk. C / Nancy Hall.	TX0005563737	6/17/2002
Spellwell : bk. C / Nancy Hall.	TX0005276407	9/29/2000
Spellwell : bk. Cc / Nancy Hall.	TX0005563740	6/17/2002
Spellwell : bk. Cc / Nancy M. Hall.	TX0004756099	4/10/1998
Spellwell : bk. D[-DD] / Nancy Hall.	TX0005370820	4/13/2001
Spellwell : bks. B Bb : teacher's guide and answer key / Nancy Hall.	TX0004048747	5/30/1995
Spotless house / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005995355	6/21/2004

Title	Reg. Number	Reg. Date
Starting over--a literacy program : a combined teaching manual and student textbook for reading, writing, spelling, vocabulary, and handwriting / Joan Knight.	TX0002057007	4/27/1987
Stewart English program : bk. 1, principles plus .... : teacher's guide / Donald S. Stewart.	TX0004649165	10/17/1997
Stewart English program : bk. 2, Grammar plus ... / Donald S. Stewart.	TX0004504195	3/7/1997
Stewart English program : bk. 3, Writing plus ... / Donald S. Stewart.	TX0004455737	1/2/1997
Stories, skills & drills in phonetic reading, comprehension, and pattern spelling : book 1 / Mary Chrismas Writer.	TX0001063642	1/12/1983
Stories, skills & drills : teacher's resource manual, book 1 / Mary Chrismas Writer.	TX0001001519	10/15/1982
Story notebook, a writer's workshop organizer : bk. 1 / Karen Smith ; ill. by Julia Smith.	TX0005358479	4/13/2001
Story notebook, a writer's workshop organizer : teacher's guide / Karen Smith ; ill. by Julia Smith.	TX0005358480	4/13/2001
Story of the U. S. A., book 1, Explorers and settlers / by Franklin Escher, Jr.	TX0001503602	1/25/1985
Story of the U. S. A. : book 2, A Young nation solves its problems / by Franklin Escher, Jr.	TX0001440548	11/5/1994
Story of the U. S. A. : book 3, America becomes a giant / by Franklin Escher, Jr.	TX0001364684	6/25/1984
Story of the U. S. A. : book 3, America becomes a giant / by Franklin Escher, Jr.	TX0000168803	12/26/1978
Story of the USA : bk. 1, explorers and settlers : teacher's guide / Franklin Escher, Jr.	TX0003369702	8/6/1992

Title	Reg. Number	Reg. Date
Story of the USA : bk. 2, A young nation solves its problems / by Franklin Escher, Jr.	TX0003724004	3/21/1994
Story of the USA : bk. 2, A young nation solves its problems : teacher's guide and answer key / by Franklin Escher, Jr.	TX0004026845	1/26/1995
Story of western civilization : bk. 2, Greece and Rome build great civilizations / Alan W. Riese and Herbert J. LaSalle.	TX0003993141	1/23/1995
Story of western civilization : the Middle Ages : bk. 3 / by Alan W. Riese and Herbert J. LaSalle.	TX0005370817	4/13/2001
Structural arithmethic III : teacher's guide and answer key / Margaret Stern, Toni S. Gould.	TX0003369701	8/6/1992
Structural arithmetic II / Margaret Stern, Toni S. Gould.	TX0002707213	12/13/1989
Structural arithmetic : II : teacher's guide and answer key / Margaret Stern, Toni S. Gould.	TX0002763549	2/22/1990
Success stories 1 / by Elizabeth H. Butcher, Nancy A. Simonetti.	TX0000826209	12/7/1981
Success stories : teacher's manual.	TX0001315808	4/4/1984
Sugar scoring system for the Bender-Gestalt / Francee R. Sugar.	TX0004752052	4/10/1998
Surveys of problem-solving & educational skills / developed under the direction of Lynn J. Meltzer.	TX0002052648	4/27/1987
Teacher's manual, Spellbound : phonic, reading & spelling / Elsie T. Rak.	TX0000738152	7/20/1981
Teacher's manual to accompany Slingerland college-level screening for the identification of language learning strengths and weaknesses / Carol Murray.	TX0003121844	7/18/1991

Title	Reg. Number	Reg. Date
Teacher's manual to accompany the Slingerland high school level screening for the identification of language learning strengths and weaknesses / Carol Murray and Patricia Beis.	TX0003557278	5/11/1993
Teaching and assessing phonics : why, what, when, how : a guide for teachers / Jeanne S. Chall, Helen M. Popp.	TX0004757457	4/10/1998
Teaching and learning at home : a curriculum resource / Dorothy Burrows Johnson.	TX0004050333	4/18/1995
Teaching language-deficient children : theory and application of the association method for multisensory teaching / N. Etoile DuBard, Maureen K. Martin.	TX0004028515	3/31/1995
Ten essential vocabulary strategies : bk. 3 / Lee Mountain.	TX0006011205	8/10/2004
Test booklet for vocabulary from classical roots : E : teacher's guide and answer key.	TX0006227600	3/14/2005
Tests to accompany Word attack manual / Josephine Rudd.	TX0003100467	6/28/1991
Texas Scottish Rite Hospital literacy program / Joan Keagy and Ann Sanders.	TX0003208941	12/9/1991
Text book for vocabulary from classical roots D.	TX0006186031	3/14/2005
Text book for vocabulary from classical roots E.	TX0006186029	3/14/2005
Text booklet for vocabulary from classical roots D.	TX0006186028	3/14/2005
Text booklet for vocabulary from classical roots E.	TX0006186030	3/14/2005
Thinking about Mac and Tab : primary phonics comprehension : workbook 1.	TX0005383654	4/13/2001
Thinking about Mac and Tab : teacher's guide and answer key / Karen L. Smith.	TX0005358478	4/13/2001

Title	Reg. Number	Reg. Date
Thinking about Mac and Tab. / text by Karen L. Smith ; ill. by Anslie G. Philpot.	TX0005358474	4/13/2001
Thinking about Mac and Tab / text by Karen L. Smith ; ill. by Anslie G. Philpot.	TX0005358484	4/13/2001
Thinking about Mac and Tab. / text by Karen L. Smith ; ill. by Anslie G. Philpot.	TX0005358487	4/13/2001
Up in the clouds / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989449	6/21/2004
VAK tasks for vocabulary and spelling / by C. Wilson Anderson, Jr.	TX0003704764	12/27/1993
VAK tasks for vocabulary and spelling / by C. Wilson Anderson, Jr.	TX0000738154	7/20/1981
VAK tasks for vocabulary and spelling : [visual, auditory, kinesthetic] : teacher's manual and answer key / by C. Wilson Anderson.	TX0000928731	5/13/1982
Vocabulary builder. Bk. 1. By Austin M. Works.	RE0000555488	12/6/1991
Vocabulary builder : bk. 2 / Austin M. Works.	TX0003895703	9/29/1994
Vocabulary builder. Bk. 3. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594107	3/23/1992
Vocabulary builder. Bk. 4. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594105	3/23/1992
Vocabulary builder : bk. 5 / by Austin M. Works.	TX0003895601	9/29/1994
Vocabulary builder. Bk. 5. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594106	3/23/1992
Vocabulary builder : bk. 5 : teacher's key / Austin M. Works.	TX0004129949	11/30/1995
Vocabulary builder : bk. 6 / by Austin M. Works.	TX0003895598	9/29/1994

Title	Reg. Number	Reg. Date
Vocabulary builder. Bk. 6. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594108	3/23/1992
Vocabulary builder : bk. 7.	TX0003945782	11/21/1994
Vocabulary builder. Bk. 7. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.	RE0000594109	3/23/1992
Vocabulary builder : book 1.	TX0001449264	6/25/1984
Vocabulary builder : book 2.	TX0001375224	7/6/1984
Vocabulary builder : book 4.	TX0001375223	7/6/1984
Vocabulary builder ; book five [& six] / by Austin M. Works.	TX0000321073	8/8/1979
Vocabulary builder : book five / by Austin M. Works.	TX0001503599	1/25/1985
Vocabulary builder : book four / by Austin M. Works.	TX0000406363	2/11/1980
Vocabulary builder ; book one [& three] / by Austin M. Works.	TX0000321072	8/8/1979
Vocabulary builder : book seven / by Austin M. Works.	TX0000406364	2/11/1980
Vocabulary builder : book six / by Austin M. Works.	TX0001440544	11/5/1984
Vocabulary builder : book three / by Austin M. Works.	TX0001364681	6/25/1984
Vocabulary builder : book two / by Austin M. Works.	TX0000410503	2/11/1980
Vocabulary from classical roots : B : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0003091507	6/26/1991
Vocabulary from classical roots, B : tests / Norma Fifer, Stephen Weislogel.	TX0005085641	11/16/1999
Vocabulary from Classical roots : bk. A : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180054	3/14/2005

Title	Reg. Number	Reg. Date
Vocabulary from classical roots : bk. A : tests / Norma Fifer, Stephen Weislogel.	TX0005093772	11/16/1999
Vocabulary from Classical roots : bk. B : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180052	3/14/2005
Vocabulary from Classical roots : bk. C : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180055	3/14/2005
Vocabulary from classical roots : bk. C : tests / Norma Fifer, Stephen Weislogel.	TX0005093768	11/16/1999
Vocabulary from Classical roots : bk. D : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180053	3/14/2005
Vocabulary from classical roots : bk. D : tests / Norma Fifer, Stephen Weislogel.	TX0005093771	11/16/1999
Vocabulary from classical roots, book A answer key.	TX0006166577	3/14/2005
Vocabulary from classical roots, book C answer key.	TX0006166576	3/14/2005
Vocabulary from classical roots, book E answer key.	TX0006166578	3/4/2005
Vocabulary from classical roots : C : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0002759192	2/23/1990
Vocabulary from classical roots, D / Norma Fifer, Nancy Flowers.	TX0003979275	1/23/1995
Vocabulary from classical roots : E / Norma Fifer, Nancy Flowers.	TX0003872481	6/23/1994
Vocabulary from classical roots : E : teacher's guide and answer key / Norma Fifer, Nancy Flowers.	TX0004048753	5/30/1995
Vocabulary from classical roots E : tests / Norma Fifer, Stephen Weislogel.	TX0005089410	11/16/1999
Vocabulary from classical roots / Norma Fifer, Nancy Flowers.	TX0005563739	6/17/2002

Title	Reg. Number	Reg. Date
Vocabulary from classical roots / Norma Fifer, Nancy Flowers.	TX0003407946	9/18/1992
Wally Walrus / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989447	6/21/2004
Well-told tales : distinguished children's books with activities for reading and language development / Carolyn Henderson.	TX0003558440	5/25/1993
Winston grammar program : basic level : student's workbook / Paul R. Erwin.	TX0003282007	3/30/1992
Witty word play / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.	TX0005989451	6/21/2004
Word elements : how they work together / by Alan W. Riese and Herbert J. LaSalle.	TX0004084032	8/11/1995
Word elements--how they work together / by Alan W. Riese and Herbert J. LaSalle.	TX0000929560	5/13/1982
Word elements : how they work together : teacher's manual / by Alan W. Riese and Herbert J. LaSalle.	TX0001037216	1/12/1983
Wordly wise 3000 : bk. 1 / Kenneth Hodkinson, Sandra Adams.	TX0004504193	3/7/1997
Wordly wise 3000 : bk. 3 / Kenneth Hodkinson, Sandra Adams.	TX0004236757	3/15/1996
Wordly wise 3000 : bk. 3 / Kenneth Hodkinson, Sandra Adams.	TX0004504194	3/7/1997
Wordly wise 3000 : bk. 4 / Kenneth Hodkinson, Sandra Adams.	TX0004217315	3/15/1996
Wordly wise 3000 : bk. 4 / Kenneth Hodkinson, Sandra Adams.	TX0004493517	3/7/1997
Wordly wise 3000 : bk. 7 / Kenneth Hodkinson, Sandra Adams.	TX0005364311	4/13/2001
Wordly wise 3000 : bk. 8 / Kenneth Hodkinson, Sandra Adams.	TX0005364312	4/13/2001

Title	Reg. Number	Reg. Date
Wordly wise 3000 : bk. 9 / Kenneth Hodkinson, Sandra Adams.	TX0005370821	4/13/2001
Wordly wise 3000 : bk. A / by Kenneth Hodkinson and Sandra Adams.	TX0005370832	4/13/2001
Wordly wise 3000 : vocabulary workbooks for grades 4-12, sample lessons for grades 4-8 / Kenneth Hodkinson, Sandra Adams.	TX0004772045	4/10/1998
Wordly wise. Bk. 1-2. By Kenneth Hodkinson and Joseph Ornato.	RE0000701594	4/10/1995
Wordly wise : bk. 1 / Kenneth Hodkinson & Joseph G. Ornato.	TX0003952634	12/8/1994
Wordly wise : book 1 [& 2] : teacher's key / by Kenneth Hodkinson & Joseph G. Ornato.	TX0000321074	8/2/1979
Wordly wise : book 1, [4 & 6] / Kenneth Hodkinson & Joseph G. Ornato.	TX0001210393	10/6/1983
Wordly wise : book 2.	TX0001315805	4/4/1984
Wordly wise : book 3.	TX0001315806	4/4/1984
Wordly wise : book 5 / Kenneth Hodkinson & Joseph G. Ornato.	TX0001232317	9/2/1983
Wordly wise : book 8 / Kenneth Hodkinson.	TX0001457946	9/2/1983
Wordly wise : book 8 / Kenneth Hodkinson.	TX0000250249	4/16/1979
Wordly wise : book 9.	TX0001481826	9/2/1983
Wordly wise : book 9 / Kenneth Hodkinson.	TX0000379638	12/6/1979
Wordly wise : book A[-C] : answer key / Kenneth Hodkinson.	TX0000859475	2/23/1982
Wordly wise : book A[-C] / Kenneth Hodkinson.	TX0000813520	9/9/1981
Wordly wise books / [book [1-7] Kenneth Hodkinson & [book 1-4] Joseph G. Ornato.	TX0000168804	12/26/1978

Title	Reg. Number	Reg. Date
Wordly wise readers : series A, book 1 [-6] / Kenneth Hodkinson ; [ill. and cover design by Dana Franzen]	TX0001531206	1/25/1985
Wordly wise readers : workbook A / Kenneth Hodkinson ; [ill. and cover design by Dana Franzen].	TX0001503601	1/25/1985
Wordly wise reading : bk. 1-2, with writing and comprehension exercises / Kenneth Hodkinson.	TX0002707215	12/13/1989
Wordly wise teacher's key : bk. 5 / Kenneth Hodkinson.	TX0004446503	12/16/1996
Wordly wise : teacher's key, book 3 / Kenneth Hodkinson & Joseph G. Ornato.	TX0000250248	4/16/1979
Wordly wise : teacher's key, book 4 / Kenneth Hodkinson & Joseph G. Ornato.	TX0000250247	4/16/1979
Wordly wise : teacher's key, book 5 / Kenneth Hodkinson.	TX0000250246	4/16/1979
Wordly wise : teacher's key, book 6 / Kenneth Hodkinson.	TX0000231865	4/16/1979
Wordly wise : teacher's key, book 7 / Kenneth Hodkinson.	TX0000231864	4/16/1979
Wordly wise : teacher's key, book 8 / Kenneth Hodkinson.	TX0000231863	4/16/1979
Words I use when I write : teacher's guide / by Alana Trisler and Patrice Howe Cardiel.	TX0006271527	11/22/2005
Workbook of resource words for phonetic reading : bk. 3 / by C. Wilson Anderson.	TX0002077959	4/27/1987
Workbook of resource words for phonetic reading : book 1[-2] / by C. Wilson Anderson.	TX0000584746	11/24/1980
Worldly wise 3000 : bk. 1, Kenneth Hodkinson, Sandra Adams.	TX0004303546	5/22/1996
Worldly wise 3000 : bk. 2 / Kenneth Hodkinson, Sandra Adams.	TX0004565025	4/10/1998

Title	Reg. Number	Reg. Date
Worldly wise 3000 / by Kenneth Hodkinson and Sandra Adams ; text ill. by Anne Lord ; cover art by Carol Maglitta.	TX0005445918	9/24/2001
Worldly wise : bk. 9 / Kenneth Hodkinson.	TX0003100430	7/1/1991
Write about me, write about my world : teacher's guide / by Elsie S. Wilmerding.	TX0006008035	8/10/2004
Writing skills 1-2 / Diana Hanbury King.	TX0002707274	12/13/1989
Writing skills 2 / Diana Hanbury King.	TX0004084040	8/11/1995
Writing skills : bk. 1 / Diana Hanbury King.	TX0006011206	8/10/2004
Writing skills for the adolescent / Diana Hanbury King.	TX0001681558	10/25/1985
Writing with a point / Ann Harper, Jeanne B. Stephens.	TX0003979277	1/23/1995
Writing with a point / Ann Harper, Jeanne B. Stephens.	TX0002072303	4/27/1987
Written basic English for dyslexic students : transition to the classroom / Marietta Laing Biddle.	TX0004748814	4/10/1998
Attack math teacher's resource book / Carole Greenes, Linda Schulman, Rika Spungin, George Immerzeel.	TX0005358305	4/13/2001
Beyond the code : bk. 1 / Nancy M. Hall.	TX0005358310	4/13/2001
Beyond the code : comprehension and reasoning skills : bk. 4 / Nancy M. Hall ; illustrated by Hugh Price an Alan Price.	TX0005504580	4/9/2002
Bookwise : a literature guide, roll of thunder, hear my cry / Anita Moss.	TX0005358318	4/13/2001
Bookwise : a literature guide, stone fox / Edith Baxter.	TX0005358317	4/13/2001
Bookwise : a literature guide, the witch of Blackbird Pond / Molly Flender & Sonia Landes.	TX0005358311	4/13/2001

Title	Reg. Number	Reg. Date
Bookwise : a literature guide, tuck everlasting / Molly Flender & Sonia Landes.	TX0005358314	4/13/2001
Dyslexia training program : schedule 1 student's book / Patricia Bailey Beckham, Marietta Laing Biddle.	TX0005358315	4/13/2001
Multi-sensory approach to language arts, book 2 : teaching manual	TX0005358308	4/13/2001
Stepping stones : a path to critical thinking : bk. 2 / Vera Schneider ; illustrated by Ruth Linstromberg.	TX0005504581	4/9/2002
Story notebook : a writer's workshop organizer, bk. 2 / Karen L. Smith.	TX0005358316	4/13/2001
Thinking about Mac and Tab : primary phonics comprehension workbook 5 / by Karen L. Smith.	TX0005358307	4/13/2001
Voculary builder : bk. 1 / Austin M. Works.	TX0003895590	9/29/1994
Voculary builder : bk. 3 / Austin M. Works.	TX0003895591	9/29/1994
Voculary builder : bk. 4 / Austin M. Works.	TX0003895589	9/29/1994
Primary Phonics Intervention Guide Levels 1-6.	TX0007039394	8/31/2009
Primary Phonics Teacher's Guide 1-2-3.	TX0007039363	8/31/2009
Primary Phonics Teacher's Guide 4-5-6.	TX0007039405	8/31/2009
Explode the code 5	TX0003700928	12/17/1993
Screening Tests for identifying Children with Specific Language Disability: Teacher's Manual	A 135391	1970
Screening Tests for identifying Children with Specific Language Disability (Form A)	A 146679	1970
Screening Tests for identifying Children with Specific Language Disability (Form A, B, C)	A 146681	1970

Title	Reg. Number	Reg. Date
Screening Tests for identifying Children with Specific Language Disability (Form B and C)	A 176670	1970
Screening Tests for identifying Children with Specific Language Disability: Teacher's Manual	A 208864	1971
A First Course in Phonic Reading Teacher's Manual	A 221464	1971
Second English Review	A 288862	1971
A Second Course in Phonic Reading Book 1 and Teacher's Manual	A 301523	1971
A First Course in Phonic Reading	A 301524	1971
A First Course in Phonic Reading	A 390375	1972
First English Review	A 390378	1972
First English Review	A 576535	1962
Word Attack Manual and Test Booklet	A 576558	1962
Junior English review Exercises Book II	A 576560	1960
Second English Review	A 592196	1962
College Entrance Review in English Aptitude, Supplement	A 593201	1947
College Entrance Review in English Aptitude	A 600551	1962
Composition Book 2	A 624005	1963
Composition Book 1	A 624007	1963
A First Course in Remedial Reading (Student Workbook and TM)	A 631830	1963
Junior English Review Exercises Book I	A 656806	1963
College Entrance Review in English Aptitude	A 669316	1975
Basic Language Principles with Language Background	A 680788	1964
First English Review	A 718331	1964

Title	Reg. Number	Reg. Date
Second English Review	A 718332	1964
A Second Course in Phonetic Reading Book 1	A 722585	1964
A Second Course in Phonetic Reading	A 722586	1964
A First Course in Phonic Reading and Teacher's Manual	A 788984	1965
A Childs Spelling System: The Rules	A 792458	1965
Structures and Techniques: Remedial Language Training	A 79987	1969
Screening Tests for Identifying Children with Specific Language Disability (Form A, B, and C, and Teacher's Manual)	A 811863	1966
Junior English Review	A 823303	1965
Mac	A 847404	1966
Ted	A 847409	1966
The Wig	A 847410	1966
Teacher's guide Senior English Review Exercises	A 866656	1966
Solving Language Difficulties	A 875 259	1966
Screening Tests for Identifying Children with Specific Language Disability: Teacher's Manual	A 896 250	1967
Preparing the Research Paper	A 935 498	1967
Alphabetic Phonics: Structures and Procedures, Coding and Terminology, Formulas for Diving Words into Syllables, Formulas for Spelling Words	A 935500	1967
Alphabetic Phonics Workbook1	A 935502	1927
Alphabetic Phonics Alphabet Cards	A 942771	1967
Wordly Wise Book 1 and 2	A 950553	1967
Handprints : an early reading program : book C	TX0005320058	11/7/2000

Title	Reg. Number	Reg. Date
More primary phonics storybooks : bk 1-10	TX0004523410	1/2/1997
Primary Phonics Set 4	TX0004756906	4/10/1998
Vocabulary from classical roots : bk. 5	TX0006320456	1/6/2006
Vocabulary from classical roots : bk. 5 : teacher's guide and answer key	TX0006320457	1/6/2006
Vocabulary from classical roots : bk. 6	TX0006320458	1/6/2006
Phonics plus C : reteach and practice differentiated instruction guide	TX0006320459	1/6/2006
SPIRE level 6 word cards	TX0006409208	6/30/2006
Phonics plus K	TX0006320455	1/6/2006
Handprints teacher's guide for book A	TX0005144929	2/14/2000
Handprints, book A	TX0005144930	2/14/2000
Handprints storybook B	TX0005155890	2/14/2000
Handprints : bk. B: an early reading program	TX0005169444	3/14/2000
Handprints : storybooks C, set 1	TX0005266984	4/20/2000
Handprints : an early reading program : teacher's guide for book C	TX0005253117	12/26/2000
Handprints : an early reading program : teacher's guide for storybooks B	TX0005266879	4/20/2000
Handprints : an early reading program : teacher's guide for book B	TX0005266880	4/20/2000
Handprints : an early reading program, set 2	TX0005375592	4/13/2001
Handprints: an early reading program, storybooks D, set 1	TX0005613024	9/9/2002
Handprints : an early reading program, teacher's guide for storybooks C, set .	TX0005309367	11/7/2000
Handprints : an early reading program :bk. D.	TX0005504579	4/9/2002

Title	Reg. Number	Reg. Date
Handprints : an early reading program : storybooks B, set 2	TX0006123207	3/4/2005
Handprints: Storybooks A, Set 3	TX0006829408	9/28/2007
Handprints: Storybooks B, Sets 3	TX0006829409	9/28/2007
Reading Comprehension in Varied Subject Matter, Book 2-3	A 129104	1970
Reading Comprehension in Varied Subject Matter, Book 1	A 1355387	1969
Solving Language Difficulties: Remedial Routines	A 208863	1971
Reading Comprehension in Varied Subject Matter, Book 3	A 288864	1971
Reading Comprehension in Varied Subject Matter, Book 4	A 288866	1971
Spellbound Phonic Reading and Spelling; Teacher's Manual	A 384392	1972
Language Tool Kit	A 384397	1972
Reading Comprehension in Varied Subject Matter, Book 3	A 390376	1971
Reading Comprehension in Varied Subject Matter, Book 5-6	A 392763	1971
Reading Comprehension in Varied Subject Matter, Book 1-2	A 392765	1971
Spellbound Phonic Reading and Spelling	A 400057	1972
Recipe for Reading	A 401201	1972
Recipe for Reading	A 509655	1973
Reading Comprehension in Varied Subject Matter, Book 8	A 516405	1973
Language Tool Kit; Manual	A 669319	1975
Reading Comprehension in Varied Subject Matter, Book 9-10	A 669321	1975

Title	Reg. Number	Reg. Date
Reading Comprehension in Varied Subject Matter, Book 1	A 763989	1975
Solving Language Difficulties, Remedial Routines	A 875259	1994
Hammond & Stephens Company--Agriculture award : Agriculture award.	VA0000171217	11/5/1984
Hammond & Stephens Company--Art award : Art award.	VA0000171239	11/5/1984
Hammond & Stephens Company--Athletic award : Athletic award.	VA0000171232	11/5/1984
Hammond & Stephens Company--Attendance award : Attendance award.	VA0000171225	11/5/1984
Hammond & Stephens Company--Band award : Band award.	VA0000171233	11/5/1984
Hammond & Stephens Company--Business award : Business award.	VA0000171224	11/5/1984
Hammond & Stephens Company--Cheerleading award : Cheerleading award.	VA0000171226	11/5/1984
Hammond & Stephens Company--Choir award : Choir award.	VA0000171218	11/5/1984
Hammond & Stephens Company--Citizenship award : Citizenship award.	VA0000171240	11/5/1984
Hammond & Stephens Company--Computer award : Computer award.	VA0000171241	11/5/1984
Hammond & Stephens Company--Dance award : Dance award.	VA0000171242	11/5/1984
Hammond & Stephens Company--Debate award : Debate award.	VA0000171219	11/5/1984
Hammond & Stephens Company--Drama award : Drama award.	VA0000171237	11/5/1984
Hammond & Stephens Company--Driver education award : Driver education award.	VA0000171236	11/5/1984

Title	Reg. Number	Reg. Date
Hammond & Stephens Company--Foreign language award : Foreign language award.	VA0000171235	11/5/1984
Hammond & Stephens Company--Gymnastics award : Gymnastics award.	VA0000171234	11/5/1984
Hammond & Stephens Company--Handwriting award : Handwriting award.	VA0000171238	11/5/1984
Hammond & Stephens Company--Health award : Health award.	VA0000171243	11/5/1984
Hammond & Stephens Company--Home economics award : Home economics award.	VA0000171244	11/5/1984
Hammond & Stephens Company--Honor award : Honor award.	VA0000171245	11/5/1984
Hammond & Stephens Company--Honor roll award : Honor roll award.	VA0000171220	11/5/1984
Hammond & Stephens Company--Honor Society award : Honor Society award.	VA0000171221	11/5/1984
Hammond & Stephens Company--Industrial arts award : Industrial arts award.	VA0000171246	11/5/1984
Hammond & Stephens Company--Journalism award : Journalism award.	VA0000171247	11/5/1984
Hammond & Stephens Company--Language arts award : Language arts award.	VA0000171248	11/5/1984
Hammond & Stephens Company--Mathematics award : Mathematics award.	VA0000171249	11/5/1984
Hammond & Stephens Company--Outstanding achievement award : Outstanding achievement award.	VA0000171222	11/5/1984
Hammond & Stephens Company--Physical education award : Physical education award.	VA0000171250	11/5/1984

Title	Reg. Number	Reg. Date
Hammond & Stephens Company--Principal award : Principal award.	VA0000171223	11/5/1984
Hammond & Stephens Company--Reading award : Reading award.	VA0000171251	11/5/1984
Hammond & Stephens Company--Safety award : Safety award.	VA0000171227	11/5/1984
Hammond & Stephens Company--Science award : Science award.	VA0000171228	11/5/1984
Hammond & Stephens Company--Social studies award : Social studies award.	VA0000171229	11/5/1984
Hammond & Stephens Company--Spelling award : Spelling award.	VA0000171230	11/5/1984
Hammond & Stephens Company--Student Council award : Student Council award.	VA0000171231	11/5/1984
S.C.O.B.I. program for lesson planning : Lesson planning.	TX0001544708	3/15/1985

SPORTIME, LLC

Title	Reg. Number	Reg. Date
Bean bag bears.	VAu000425885	3/5/1998
Bean bag bunnies.	VA0000884346	10/21/1997
Bean bag frogs.	VA0000875777	10/6/1997
Bean bag gorillas.	VA0000875779	10/6/1997
Bean bag hippo.	VA0000875780	10/6/1997
Bean bag pig.	VA0000875778	10/6/1997
Bean bag triceratops.	VAu000425884	3/5/1998
Bean bag turtles.	VA0000908300	10/24/1997
Bean bag tyrannosaurus.	VAu000425886	3/5/1998
Hands-On basketball.	VA0000932992	6/12/1998

Title	Reg. Number	Reg. Date
Lilac : Lessons for inclusive language activities in the classroom / Gail Raymond & Aileen C. Lau-Dickinson.	TX0004450525	1/23/1997
Living skills for the brain-injured child & adolescent / Julie M. Buxton and Kelly B. Godfrey.	TX0005027304	8/9/1999
Plaid : Practical lessons for apraxia with illustrated drills / Brenda Dell Lark Whisonant ; Robert Whisonant, illustrator.	TX0004450530	1/23/1997
RAD : Remediation of articulation disorders : a pragmatic approach / Jan Bieniosek.	TX0004450526	1/23/1997
Sound connections : emerging rules for the young child : a phonological awareness, development, and remediation program / Jane C. Webb and Barbara Duckett.	TX0004450529	1/23/1997
Sounds plus s + r : Sounds plus sibilants.	TX0001895398	8/6/1986
Speech beans.	TX0001879656	8/7/1986
Stuttering : helping the disfluent preschool child / Julie A. Blonigen.	TX0004292208	5/22/1996
Tips for teaching infants & toddlers : early intervention program / Carol Weil, Ellen D'Amato, Dorothy Benson, Fern Cagan.	TX0004730295	4/7/1998
TRAP : Testing & remediating auditory processing / Lynn V. Baron Berk.	TX0004693615	12/11/1997
Warmups & workouts : exercises for learning "r" / Jane Folk ; Sara Folk, illustrator.	TX0004292198	5/22/1996
Who gets on jets?	TX0001884107	8/7/1986
Workbook for memory skills / Beth M. Kennedy.	TX0004450527	1/23/1997
Workbook for verbal expression / Beth M. Kennedy.	TX0004292196	5/22/1996

Title	Reg. Number	Reg. Date
Artic-pic : a show 'n' tell book about [r] ; Artic-pic : a show 'n' tell book about [s] / Denise Grigas.	TX0005027145	8/9/1999
Blonigen fluency program / Julie A. Blonigen.	TX0005375899	1/4/2001
Breakfast club : enhancing the communication ability of Alzheimer's patients.	PA0000865729	7/10/1997
Breakfast club : program training guide / Mary Jo Santo Pietro & Faerella Boczko.	TX0004562853	7/10/1997
COMFI scale : communication outcome measure of functional independence / Mary Jo Santo Pietro & Faerella Boczko.	TX0004562852	7/10/1997
Effective conversations--techniques for talking together / Darlene Lengel.	TX0004294307	5/20/1996
Effective listening / Darlene Lengel.	TX0005027144	8/9/1999
I can say R.	TX0005539440	5/21/2002
I can say S.	TX0005539439	5/21/2002
Is the child really stuttering? : Questions & answers about preschool disfluency / Julie A. Blonigen.	TX0005377337	1/4/2001
MCLA : Measure of cognitive-linguistic abilities / Wendy J. Ellmo, Jill M. Graser, Elizabeth A. Krchnavek, Deborah B. Calabrese, Kimberly Hauck.	TX0004314064	5/20/1996
Paths : phonological awareness training and help for students / Jane Webb.	TX0005375900	1/4/2001
Sound advice.	TX0002233302	9/14/1987
Speech & language & voice & more / Julie A. Blonigen.	TX0005377149	1/4/2001
Speechcrafts / Marcia French Gilmore ; Muriel French, illustrator.	TX0004298536	5/21/1996
Stepping up to fluency / Janice Pechter Ellis.	TX0005027146	8/9/1999

Title	Reg. Number	Reg. Date
Take a chance / Gary J. Cooper.	TX0003740044	2/1/1994
What is auditory processing? / Susan Bell.	TX0003721616	2/1/1994
What is dementia? / Mary Jo Santo Pietro.	TX0005027090	8/9/1999

Schedule 3 Intellectual Property Licenses

Agreement, dated September 21, 1995, between The Regents of the University of California and School Specialty, Inc. (as successor to Delta Education, LLC, as successor to Delta Education, Inc., as successor to Encyclopedia Britannica Educational Corporation); as amended April 17, 1996, December 3,1999, February 7, 2000, July 31, 2001, May 14, 2003, March 6, 2007 and January 1, 2008.

SCHEDULE 4

to

GUARANTY AND SECURITY AGREEMENT (WELLS)

Patents

CHILDCRAFT EDUCATION CORP.

Title	Country	App. No.	Filing Date	Pat. No.	Issue Date	Status	Bus. Unit / Owner
BIN AND BAY SHELVING AND STORAGE UNIT	United States			D437,706	02/20/01	Granted	Childcraft Education Corp
ART TABLE	United States	10/068,439	02/05/02	6694893	02/24/04	Granted	Childcraft Education Corp
COAT RACK AND STORAGE UNIT	United States			D436,263	01/16/01	Granted	Childcraft Education Corp
ROLLING BIN	United States			D423,171	04/18/00	Granted	Childcraft Education Corp
ART TABLE	United States			D423,254	04/25/00	Granted	Childcraft Education Corp
ROOM DIVIDER	United States			D423,825	05/02/00	Granted	Childcraft Education Corp
HANDLES IN A PAIR OF SWINGING DOORS	United States			D429,097	08/08/00	Granted	Childcraft Education Corp
TOY REFRIGERATOR HAVING AN ACTIVITY SURFACE	United States	09/479,004	01/07/00	6171173	01/09/01	Granted	Childcraft Education Corp
CORNER MOULDING AND IMPROVED CORNER CONSTRUCTION	United States	09/263,751	03/05/99	6352382	03/05/02	Granted	Childcraft Education Corp
CHAIR	United States			D470,320	02/18/03	Granted	Childcraft Education Corp
CHAIR	United States			D471,730	03/18/03	Granted	Childcraft Education Corp

CORNER MOULDING AND IMPROVED CORNER CONSTRUCTION	United States	09/263,751	03/05/99	6176637	01/23/01	Granted	Childcraft Education Corp

SCHOOL SPECIALTY, INC.

Title	Country	App. No.	Filing Date	Pat. No.	Issue Date	Status	Bus. Unit / Owner
DUAL SURFACE BALL	United States	29/151,190	10/22/01	D478367	08/12/03	Granted	School Specialty, Inc.
METHOD OF TEACHING READING (ii)	United States	11/511,473	08/29/06			Published	School Specialty, Inc.
METHOD OF TEACHING READING	United States	09/726,550	12/01/00	6544039	04/08/03	Granted	School Specialty, Inc.
METHOD OF TEACHING READING	Canada		12/01/00	2327241	06/10/08	Granted	School Specialty, Inc.
EDUCATIONAL GAME	United States	29/241,872	11/01/05	D538,856	03/20/07	Granted	School Specialty, Inc.

SPORTIME, LLC

Title	Country	App. No.	Filing Date	Pat. No.	Issue Date	Status	Bus. Unit / Owner
TRAINING DEVICE	United States	29/240,540	10/14/05	D537,119	02/20/07	Granted	Sportime, LLC
TRAINING DEVICE	United States	11/365,973	03/01/06	7618358	11/17/09	Granted	Sportime, LLC

Schedule 5 Pledged Companies

Name of Grantor	Name of Pledged Company	Number of Shares/Units Owned	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.
School Specialty, Inc.	ClassroomDirect.com, LLC	1	N/A	100%	100%	1
School Specialty, Inc.	Childcraft Education Corp.	1,000	Common	100%	100%	2
Childcraft Education Corp.	Bird-in-Hand Woodworks, Inc.	5	common	100%	100%	2
School Specialty, Inc.	Frey Scientific, Inc.	100	Common	100%	100%	1
School Specialty, Inc.	Sportime, LLC	100%	N/A	100%	100%	005
School Specialty, Inc.	Sax Arts & Crafts, Inc.	100	Common	100%	100%	1
School Specialty, Inc.	Premier Agendas, Inc.	11,200	Common	100%	100%	52
School Specialty, Inc.	Select Agendas, Corp.	1000	Common	100%	65%	1
School Specialty, Inc.	Califone Internationl, Inc.	100	Common	100%	100%	1
School Specialty, Inc.	Delta Education, LLC	100	N/A	100%	100%	1
School Specialty, Inc.	Premier School Agendas, Ltd.	100	Unlimited common shares	100%	65%	003
School Specialty, Inc.	Carson-Dellosa Publishing, LLC	3500	Units	35%	100%	[ ]

SCHEDULE 6

to

GUARANTY AND SECURITY AGREEMENT (WELLS)

United States Trademarks

CALIFONE INTERNATIONAL, INC.

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
610	Califone Intl, Inc	Registered	4091042	85/354,375	24-Jan-2012	23-Jun-2011
AV2	Califone Intl, Inc	Published		85/351,692		21-Jun-2011
DISCOVERY	Califone Intl, Inc	Registered	4091043	85/354,379	24-Jan-2012	23-Jun-2011
CALIFONE	Califone Intl, Inc	Published		85/254,328		01-Mar-2011
CALIFONE	Califone Intl, Inc	Registered	2130349		20-Jan-1998
CALIFONE	Califone Intl, Inc	Registered	1186512		19-Jan-1982
CALIFONE & Design	Califone Intl, Inc	Registered	582612		24-Nov-1953
EXPLORER	Califone Intl, Inc	Registered	4091044	85/354,386	24-Jan-2012	23-Jun-2011
GOT IT!	Califone Intl, Inc	Registered	3755877	77/632,278	02-Mar-2010	12-Dec-2008
ODYSSEY	Califone Intl, Inc	Pending		85/354,383		23-Jun-2011

CHILDCRAFT EDUCATION CORP.

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ABC	Childcraft Education Corp	Registered	3264692	78/922,715	17-Jul-2007	05-Jul-2006
ABC SCHOOL SUPPLY	Childcraft Education Corp	Registered	2298368		07-Dec-1999

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ABC WHERE EDUCATION MEETS IMAGINATION and Design	Childcraft Education Corp	Registered	2338224		04-Apr-2000
BIRD-IN-HAND	Childcraft Education Corp	Registered	3954275	85/115,820	03-May-2011	25-Aug-2010
BIRD-IN-HAND and Design	Childcraft Education Corp	Registered	3954276	85/115,823	03-May-2011	25-Aug-2010
CHILDCRAFT	Childcraft Education Corp	Registered	712499	72/091,591	14-Mar-1961	25-Feb-1960
CHILDCRAFT	Childcraft Education Corp	Registered	2006367	75/026,995	08-Oct-1996	04-Dec-1995
KORNERS FOR KIDS	Childcraft Education Corp	Registered	1933650		07-Nov-1995
MAGNASTIKS (Stylized)	Childcraft Education Corp	Registered	1272927	73/413,192	03-Apr-1984	18-Jan-1983
TUFF-GLIDE SYSTEM	Childcraft Education Corp	Registered	2792916	78/103,107	09-Dec-2003	16-Jan-2002
WHERE EDUCATION MEETS IMAGINATION	Childcraft Education Corp	Registered	2388545		19-Sep-2000

CLASSROOM DIRECT.COM, LLC

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
CLASSROOM DIRECT	Classroom Direct.com LLC	Registered	2795089		16-Dec-2003	CLASSROOM DIRECT
CLASSROOMDIRECT.COM	Classroom Direct.com LLC	Registered	3685902	77/686,524	22-Sep-2009	09-Mar-2009
RE-PRINT	Classroom Direct.com LLC	Registered	1793996	74/338,876	21-Sep-1993	10-Dec-1992

DELTA EDUCATION, LLC

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
BASE TEN FRIES	Delta Education, LLC	Registered	2343563		18-Apr-2000
BECAUSE CHILDREN LEARN BY DOING	Delta Education, LLC	Registered	1907146		25-Jul-1995
DECIMAL DOG	Delta Education, LLC	Registered	2368405		18-Jul-2000
DECIMAL DOG	Delta Education, LLC	Registered	2837853		04-May-2004
DELTA CIRCUITWORKS	Delta Education, LLC	Registered	2923833		01-Feb-2005

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
DELTA EDUCATION	Delta Education, LLC	Registered	2812356		10-Feb-2004
DELTA EDUCATION & Design	Delta Education, LLC	Registered	2374672		08-Aug-2000
DELTA EDUCATION & Design	Delta Education, LLC	Registered	2343043		18-Apr-2000
DELTA EDUCATION & Design	Delta Education, LLC	Registered	3797720	78/949,706	01-Jun-2010	10-Aug-2006
DELTA EDUCATION SCIS 3 & Design	Delta Education, LLC	Registered	1783147		20-Jul-1993
DELTA SCIENCE CONTENT READERS	Delta Education, LLC	Registered	3706026	77/374,898	03-Nov-2009	18-Jan-2008
DELTA SCIENCE FIRST READERS	Delta Education, LLC	Registered	3063278	78/579,490	28-Feb-2006	03-Mar-2005
DELTA SCIENCE MODULE	Delta Education, LLC	Registered	2844301		25-May-2004
DELTA SCIENCE READERS	Delta Education, LLC	Registered	3229760	78/909,268	17-Apr-2007	15-Jun-2006
DELTA SCIENCE RESOURCE SERVICE	Delta Education, LLC	Registered	3835810	77/624,467	17-Aug-2010	02-Dec-2008
DIAL-A-DIGIT	Delta Education, LLC	Registered	2458617		05-Jun-2001
DIAL-A-DOLLAR	Delta Education, LLC	Registered	2458616		05-Jun-2001
DIAL-A-FRACTION	Delta Education, LLC	Registered	2462810		19-Jun-2001
DIAL-A-PATTERN	Delta Education, LLC	Registered	2509886		20-Nov-2001
DIAL-A-TIME	Delta Education, LLC	Registered	2456424		29-May-2001
DIAL-A-TRIAL	Delta Education, LLC	Registered	2509888		20-Nov-2001
DIAL-A-VOLUME	Delta Education, LLC	Registered	2509887		20-Nov-2001
DOTCAR	Delta Education, LLC	Registered	3100515	78/628,430	06-Jun-2006	12-May-2005
DSM THIRD EDITION	Delta Education, LLC	Pending		85/352,961		22-Jun-2011
FAST FOOD FOR THOUGHT	Delta Education, LLC	Registered	1877608		07-Feb-1995
FRACTION BURGER	Delta Education, LLC	Registered	2755799		26-Aug-2003
FRACTIONOES	Delta Education, LLC	Registered	2462811		19-Jun-2001

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
GETTING STARTED WITH MANIPULATIVES (Stylized)	Delta Education, LLC	Registered	3010435	76/613,053	01-Nov-2005	20-Sep-2004
HEXAGONOES	Delta Education, LLC	Registered	3475563	77/339,063	29-Jul-2008	28-Nov-2007
INQUIRY INVESTIGATIONS	Delta Education, LLC	Registered	4109628	85/078,862	06-Mar-2012	06-Jul-2010
MATH IN A NUTSHELL	Delta Education, LLC	Registered	2458341		05-Jun-2001
MATH TUNE-UPS	Delta Education, LLC	Registered	2605461		06-Aug-2002
NEO/BLOOD	Delta Education, LLC	Registered	2552466		26-Mar-2002
NEO/LAB	Delta Education, LLC	Registered	2460125		12-Jun-2001
NEO/RESOURCE	Delta Education, LLC	Registered	2451571		15-May-2001
NEO/SCI	Delta Education, LLC	Registered	3696397	77/291,723	13-Oct-2009	28-Sep-2007
NEO/SLIDE	Delta Education, LLC	Registered	2451570		15-May-2001
SCIENCE IN A NUTSHELL	Delta Education, LLC	Registered	2370886		25-Jul-2000
SCIENCE VIEW	Delta Education, LLC	Registered	2502701		30-Oct-2001

PREMIER AGENDAS, INC.

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
1ST & Design	Premier Agendas, Inc.	Registered	1753883		23-Feb-1993
AGENDA MATE	Premier Agendas, Inc.	Registered	2161267		02-Jun-1998
DISCOVER AGENDA	Premier Agendas, Inc.	Registered	2722431		03-Jun-2003
GO WORKBOOK	Premier Agendas, Inc.	Registered	3117882	78/277,792	18-Jul-2006	23-Jul-2003
IF I PLAN TO LEARN, I MUST LEARN TO PLAN	Premier Agendas, Inc.	Registered	2120484	75/099,048	09-Dec-1997	06-Mar-1996
JOURNEY TO SUCCESS	Premier Agendas, Inc.	Registered	4094352	85/082,650	31-Jan-2012	12-Jul-2010
MAKE IT A RULE TO PLAN	Premier Agendas, Inc.	Registered	2118995	75/100,716	09-Dec-1997	08-May-1996
MAKE TODAY COUNT	Premier Agendas, Inc.	Registered	2279483		21-Sep-1999
OLIVIA OWL	Premier Agendas, Inc.	Registered	2120485	75/099,520	09-Dec-1997	06-May-1996

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ONTRAC	Premier Agendas, Inc.	Registered	3842377	77/648,035	31-Aug-2010	13-Jan-2009
ONTRAC	Premier Agendas, Inc.	Registered	3793647	77/369,947	25-May-2010	11-Jan-2008
PREMIER GO PROGRAM	Premier Agendas, Inc.	Registered	3117874	78/262,399	18-Jul-2006	13-Jun-2003
PREMIERCAMPUS	Premier Agendas, Inc.	Registered	3695170	77/663,998	13-Oct-2009	05-Feb-2009
THE 101	Premier Agendas, Inc.	Registered	4126207	85/091,113	10-Apr-2012	22-Jul-2010
TIMETRACKER	Premier Agendas, Inc.	Registered	3343824	78/682,790	27-Nov-2007	01-Aug-2005
UGO365	Premier Agendas, Inc.	Registered	3935126	77/791,368	22-Mar-2011	28-Jul-2009
UGO365	Premier Agendas, Inc.	Published		77/954,006		09-Mar-2010

SAX ARTS AND CRAFTS, INC.

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
NATURE'S IMPRESSIONS	Sax Arts & Crafts, Inc.	Registered	3646434	77/598,303	30-Jun-2009	22-Oct-2008
SAX	Sax Arts & Crafts, Inc.	Registered	2257283	75/525,966	29-Jun-1999	27-Jul-1998
TRUE-FLOW	Sax Arts & Crafts, Inc.	Registered	1271755	73/378,143	27-Mar-1984	04-Aug-1982
VERSA TEMP	Sax Arts & Crafts, Inc.	Registered	1746677	74/263,859	19-Jan-1993	08-Apr-1992
WRITE ON and Design	Sax Arts & Crafts, Inc.	Registered	1262365	73/378,144	27-Dec-1983	04-Aug-1982

SCHOOL SPECIALTY, INC.

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ACADEMY OF MATH	Educator's Publishing Service	Registered	2757555	78/107,494	26-Aug-2003	07-Feb-2002
ACADEMY OF READING	Educator's Publishing Service	Registered	2713411	76/433,433	06-May-2003	23-Jul-2002
BECKLEY CARDY & Design	School Specialty, Inc.	Registered	3444300	77/262,873	10-Jun-2008	23-Aug-2007
BRODHEAD GARRETT	School Specialty, Inc.	Registered	2393549	75/843,310	10-Oct-2000	08-Nov-1999
CATT	School Specialty, Inc.	Pending		85/600,067		17-Apr-2012

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
CLAIMS TO FAME	Educator's Publishing Service	Registered	2434267		06-Mar-2001
CLASSROOM SELECT	School Specialty, Inc.	Registered	3162946	75/811,427	24-Oct-2006	28-Sep-1999
CLASSROOM SELECT & Design	School Specialty, Inc.	Registered	3350057	78/846,980	04-Dec-2007	27-Mar-2006
CLASSROOM SELECT (stacked)	School Specialty, Inc.	Registered	4091699	85/033,268	24-Jan-2012	07-May-2010
CVB CONTENT - AREA VOCABULARY BUILDER	Educator's Publishing Service	Published		85/053,659		03-Jun-2010
CVB CONTENT - AREA VOCABULARY BUILDER	Educator's Publishing Service	Pending		85/976,429		13-Feb-2012
EDUCATION ESSENTIALS	School Specialty, Inc.	Registered	3033079	78/402,586	20-Dec-2005	15-Apr-2004
EDUCATORS PUBLISHING SERVICE	Educator's Publishing Service	Registered	2988601	76/575,452	30-Aug-2005	17-Feb-2004
EPS	Educator's Publishing Service	Registered	3813140	77/783,358	06-Jul-2010	17-Jul-2009
EPS	Educator's Publishing Service	Registered	3798641	77/782,872	08-Jun-2010	16-Jul-2009
EPS	Educator's Publishing Service	Registered	2287995		19-Oct-1999
EPS	Educator's Publishing Service	Registered	2292730		16-Nov-1999
EPS & Design	Educator's Publishing Service	Registered	3039679	76/621,988	10-Jan-2006	22-Nov-2004
EPS & Design	Educator's Publishing Service	Registered	2281714		28-Sep-1999
EPS -CL16	Educator's Publishing Service	Registered	2279489		21-Sep-1999
EPS PHONICS PLUS	Educator's Publishing Service	Registered	3218947	78/722,904	13-Mar-2007	29-Sep-2005
EXPLODE THE CODE	Educator's Publishing Service	Registered	2276181		07-Sep-1999
FREY CHOICE	School Specialty, Inc.	Registered	3842515	77/704,182	31-Aug-2010	01-Apr-2009
FREY SCIENTIFIC	School Specialty, Inc.	Registered	2393552	75/843,889	10-Oct-2000	08-Nov-1999

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
FREY SECURE	School Specialty, Inc.	Registered	3842513	77/704,177	31-Aug-2010	01-Apr-2009
FREY SELECT	School Specialty, Inc.	Registered	3842514	77/704,180	31-Aug-2010	01-Apr-2009
HELPING EDUCATORS ENGAGE AND INSPIRE STUDENTS OF ALL AGES AND ABILITIES TO LEARN	School Specialty, Inc.	Registered	3652327	77/464,756	07-Jul-2009	02-May-2008
HUSH BUDDY	School Specialty, Inc.	Published		85/389,616		04-Aug-2011
LEARNING OUTLET	School Specialty, Inc.	Registered	4089263	85/327,528	17-Jan-2012	23-May-2011
LITERACY LEADERS	Educator's Publishing Service	Registered	3423913	77/191,219	06-May-2008	26-May-2007
MAGTILES	Educator's Publishing Service	Registered	3550881	77/149,992	23-Dec-2008	05-Apr-2007
MAKING CONNECTIONS	Educator's Publishing Service	Registered	3218948	78/722,907	13-Mar-2007	29-Sep-2005
PATH DRIVER FOR MATH	Educator's Publishing Service	Pending		85/566,908		12-Mar-2012
PATH DRIVER FOR READING	Educator's Publishing Service	Pending		85/566,906		12-Mar-2012
PORTFOLIO	Educator's Publishing Service	Registered	4016804	85/036,884	23-Aug-2011	12-May-2010
PRIMARY PHONICS	Educator's Publishing Service	Registered	2325691		07-Mar-2000
PROJECTS BY DESIGN	School Specialty, Inc.	Registered	3852130	77/682,097	28-Sep-2010	03-Mar-2009
RAISING STUDENT ACHIEVEMENT	School Specialty, Inc.	Registered	4065748	85/152,081	06-Dec-2011	13-Oct-2010
RAISING STUDENT ACHIEVEMENT Logo	School Specialty, Inc.	Registered	4065749	85/152,082	06-Dec-2011	13-Oct-2010
S.P.I.R.E. (SPIRE)	Educator's Publishing Service	Registered	2048906		01-Apr-1997
SAX and Design	School Specialty, Inc.	Registered	3327134	78/795,166	30-Oct-2007	19-Jan-2006
SCHOOL SMART	School Specialty, Inc.	Registered	3376477	78/630,773	29-Jan-2008	16-May-2005
SCHOOL SMART & Design	School Specialty, Inc.	Registered	3735305	78/630,775	05-Jan-2010	16-May-2005
SCHOOL SPECIALTY	School Specialty, Inc.	Registered	2086842	74/712,553	12-Aug-1997	08-Aug-1995

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SCHOOL SPECIALTY LITERACY AND INTERVENTION	Educator's Publishing Service	Registered	3965024	85/090,230	24-May-2011	22-Jul-2010
SCHOOL SPECIALTY ONLINE (Design)	School Specialty, Inc.	Registered	3437742	78/628,899	27-May-2008	12-May-2005
SCHOOL SPECIALTY THE POWER OF TEACHING. THE WONDERS OF LEARNING, & Design	School Specialty, Inc.	Registered	3007875	78/331,687	18-Oct-2005	21-Nov-2003
SCHOOL SPECIALTY WEXPLORE	School Specialty, Inc.	Registered	3926476	77/787,848	01-Mar-2011	23-Jul-2009
SITTON SPELLING AND WORD SKILLS	Educator's Publishing Service	Registered	3617281	77/452,338	05-May-2009	18-Apr-2008
SOUNDS SENSIBLE	Educator's Publishing Service	Registered	2163913		09-Jun-1998
SOUNDS SENSIBLE	Educator's Publishing Service	Registered	3381536	77/218,893	12-Feb-2008	29-Jun-2007
SPELL CHECK	Educator's Publishing Service	Registered	2335381	75/648,445	28-Mar-2000	25-Feb-1999
TEACHERS' DISCOUNT	School Specialty, Inc.	Pending		85/549,307		22-Feb-2012
TOUCHPHONICS	Educator's Publishing Service	Registered	2465862		03-Jul-2001
TOUCH-UNITS	Educator's Publishing Service	Registered	3446159	77/149,991	10-Jun-2008	05-Apr-2007
ULTRA PLUS	School Specialty, Inc.	Registered	2730228	76/302,139	24-Jun-2003	20-Aug-2001
VIC (MISCELLANEOUS DESIGN ONLY)	School Specialty, Inc.	Registered	3024505	78/331,716	06-Dec-2005	21-Nov-2003
VOCABULARY FROM CLASSICAL ROOTS	Educator's Publishing Service	Registered	3618327	77/420,054	12-May-2009	12-Mar-2008
VOCABULARY FROM CLASSICAL ROOTS	Educator's Publishing Service	Registered	3614545	77/355,324	05-May-2009	19-Dec-2007
WEXPLORE	School Specialty, Inc.	Registered	3926477	77/787,852	01-Mar-2011	23-Jul-2009
WHERE THE CHILD COMES FIRST	School Specialty, Inc.	Pending		85/555,103		28-Feb-2012

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
WORDLY WISE	Educator's Publishing Service	Registered	2278178		14-Sep-1999
WORDLY WISE 3000	Educator's Publishing Service	Registered	3217686	78/879,989	13-Mar-2007	09-May-2006
WORDS I USE WHEN I WRITE	Educator's Publishing Service	Registered	3223075	78/914,544	27-Mar-2007	22-Jun-2006
YOU FOCUS ON ACHIEVEMENT, WE FOCUS ON YOU	School Specialty, Inc.	Registered	3687338	77/598,309	22-Sep-2009	22-Oct-2008

SPORTIME, LLC

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ABILITATIONS	Sportime, LLC	Registered	1741976	74/265,815	22-Dec-1992	15-Apr-1992
B THE SPEECH BIN & Design	The Speech Bin, Inc.	Registered	1542482		06-Jun-1989
CATCH BALL and Design	Sportime, LLC	Registered	1836922	74/278,480	17-May-1994	26-May-1992
CELL-U-LAR RUBBER TECHNOLOGY (Stylized)	Sportime, LLC	Registered	2986067	78/134,349	16-Aug-2005	10-Jun-2002
CHIME TIME	Sportime, LLC	Registered	1737386	74/265,816	01-Dec-1992	15-Apr-1992
INTEGRATIONS	Sportime, LLC	Registered	2793125	78/154,693	09-Dec-2003	15-Aug-2002
PHYSIO-ROLL and Design	Sportime, LLC	Registered	1766015	74/306,216	20-Apr-1993	21-Aug-1992
RAG BALL & Design	Sportime, LLC	Registered	3548583	76/338,171	23-Dec-2008	15-Nov-2001
SPORDAS (STYLIZED)	Sportime, LLC	Registered	1955231	74/285,191	06-Feb-1996	16-Jun-1992
SPORTIME	Sportime, LLC	Registered	1665914	74/100,635	26-Nov-1991	26-Sep-1990
SPORTIME	Sportime, LLC	Registered	1085148	73/120,398	07-Feb-1978	25-Mar-1977
SPORTIME and Design	Sportime, LLC	Registered	2498193	76/130,890	16-Oct-2001	19-Sep-2000
THE SPEECH BIN	Sportime, LLC	Registered	3205537	78/801,406	06-Feb-2007	27-Jan-2006

Trademarks other than in the United States

BIRD-IN-HAND WOODWORKS, INC.

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
EARLY CHILDHOOD DIRECT	Canada Bird-In-Hand Woodworks, Inc	Registered	599487	1050895	15-Jan-2004	15-Mar-2000

CALIFONE INTERNATIONAL, INC.

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
CALIFONE	Canada Califone Intl, Inc	Registered	TMA153506	297477	06-Oct-1967	02-Jun-1966

CHILDCRAFT EDUCATION CORP.

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ABC	Canada Childcraft Education Corp	Registered	737538	1310677	03-Apr-2009	26-Jul-2006
BIRD-IN-HAND	Canada Childcraft Education Corp	Pending		1513319		31-Jan-2011
CHILDCRAFT	Canada Childcraft Education Corp	Registered	656137	1242177	06-Jan-2006	29-Dec-2004

CLASSROOM DIRECT.COM, LLC

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
CLASSROOM DIRECT & design	Canada Classroom Direct.com LLC	Registered	790151	1434680	09-Feb-2011	15-Apr-2009

DELTA EDUCATION, LLC

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
DELTA EDUCATION & Design	Canada Delta Education, LLC	Registered	733131	1334846	26-Jan-2009	02-Jun-2008
DELTA SCIENCE READERS	Canada Delta Education, LLC	Registered	746955	1319222	03-Sep-2009	06-Oct-2006

PREMIER AGENDAS, INC.

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
AGENDA MATE	Canada Premier Agendas, Inc.	Registered	TMA405655	689907	27-Nov-1992	19-Sep-1991
AGENDAS DESIGN	Canada Premier Agendas, Inc.	Registered	TMA651657	1173815	27-Oct-2005	27-Oct-2005
BASIC BASICS	Canada Premier Agendas, Inc.	Registered	TMA500824	843311	17-Sep-1998	17-Sep-1998
CANADIAN TO THE CORE	Canada Premier Agendas, Inc.	Registered	TMA607353	1166086	08-Apr-2004	08-Apr-2004
COMPASS FOR CAMPUS	Canada Premier Agendas, Inc.	Registered	TMA579787	1070625	23-Apr-2003	23-Apr-2003

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
DISCOVER AGENDA	Canada Premier Agendas, Inc.	Registered	TMA585899	1119643	23-Jul-2003	23-Jul-2003
GO WORKBOOK	Canada Premier Agendas, Inc.	Registered	647913	1209178	13-Sep-2005	10-Mar-2004
HABITS OF SUCCESS	Canada Premier Agendas, Inc.	Registered	TMA563006	1070623	04-Jun-2002	04-Jun-2002
IF I PLAN TO LEARN I MUST LEARN TO PLAN	Canada Premier Agendas, Inc.	Registered	TMA434047	731407	30-Sep-1994	30-Sep-1994
ONTRAC	Canada Premier Agendas, Inc.	Published		1429126		26-Feb-2009
PREMIER COMPASS AGENDA	Canada Premier Agendas, Inc.	Registered	TMA579786	1070604	23-Apr-2003	23-Apr-2003
PREMIER GO PROGRAM	Canada Premier Agendas, Inc.	Registered	668315	1184721	20-Jul-2006	30-Jul-2003
PREMIER LOGO DESIGN	Canada Premier Agendas, Inc.	Registered	TMA598636	1147943	06-Jan-2004	06-Jan-2004
PREMIERCAMPUS	Canada Premier Agendas, Inc.	Registered	799733	1433020	10-Jun-2011	31-Mar-2009
PRIMA VUE	Canada Premier Agendas, Inc.	Registered	TMA569651	1089539	25-Oct-2002	25-Oct-2002
READ AND DISCOVER	Canada Premier Agendas, Inc.	Registered	TMA627127	1200255	01-Dec-2004	01-Dec-2004
SHOW AND SHARE	Canada Premier Agendas, Inc.	Registered	TMA625684	1200256	17-Nov-2004	17-Nov-2004
SMART PACK	Canada Premier Agendas, Inc.	Registered	TMA627128	1200254	01-Dec-2004	01-Dec-2004
SUR LA VOIE	Canada Premier Agendas, Inc.	Registered	776090	1429044	01-Sep-2010	26-Feb-2009
THE 101	Canada Premier Agendas, Inc.	Published		1498607		05-Oct-2010
TIMETRACKER	Canada Premier Agendas, Inc.	Registered	TMA768,035	1167989	28-May-2010	17-Feb-2003
UGO365	Canada Premier Agendas, Inc.	Published		1495317		09-Sep-2010

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
UGO365	Canada Premier Agendas, Inc.	Pending		1495318		09-Sep-2010

SPORTIME, LLC

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ABILITATIONS	Canada Sportime, LLC	Registered	747940	1331474	17-Sep-2009	16-Jan-2007
CATCHBALL	Germany Select Service & Supply Co, In	Registered	2069111		27-Jun-1994	31-Oct-1993
INTEGRATIONS	Canada Sportime, LLC	Registered	636598	1167511	01-Apr-2005	14-Feb-2003
INTEGRATIONS	Germany Sportime, LLC	Registered	30454687	30454687.9	17-Mar-2005	24-Sep-2004
INTEGRATIONS	United Kingdom Sportime, LLC	Registered	2369512	2369512	08-Apr-2005	30-Jul-2004
SPORDAS	France Sportime, LLC	Registered	92/442,446		12-Jun-1992
SPORDAS	Greece Sportime, LLC	Registered	111602		26-Nov-1992
SPORDAS	Ireland Sportime, LLC	Registered	149159	149159	16-Jun-1992	16-Jun-1992
SPORDAS	Switzerland Sportime, LLC	Registered	518250	02804/2003	23-May-2003	23-May-2003
SPORDAS & Design	Benelux Sportime, LLC	Registered	519716	782031	17-Jun-1992	17-Jun-1982
SPORDAS (word mark)	Denmark Sportime, LLC	Registered	vr109531992		27-Nov-1992
SPORDAS (word stylized)	Italy Sportime, LLC	Registered	992210		17-Jul-1992	17-Jul-1992
SPORTIME	Australia Sportime, LLC	Registered	A605437		25-Jun-1993	25-Jun-1993

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SPORTIME	Brazil Sportime, LLC	Registered	817409459		01-Mar-1995
SPORTIME	Canada Sportime, LLC	Registered	365972		23-Feb-1990
SPORTIME	Canada Sportime, LLC	Registered	TMA565,487	1044355	02-Aug-2002	16-Apr-1998
SPORTIME	Israel Sportime, LLC	Pending	89910			18-Nov-1993
SPORTIME	Japan Sportime, LLC	Registered	3141032	5072198	30-Apr-1996
SPORTIME	Korea, Republic of Sportime, LLC	Registered	7726	156466	03-Jul-2003
SPORTIME	Mexico Sportime, LLC	Registered	493739	493739	10-Aug-1992
SPORTIME	New Zealand Sportime, LLC	Registered	236174		20-Apr-1994	20-Apr-1994
SPORTIME	Panama Sportime, LLC	Registered	66973	66973	16-Mar-1995	16-Mar-1995
SPORTIME	Panama Sportime, LLC	Registered	66974	66974	16-Mar-1995	16-Mar-1995
SPORTIME	Singapore Sportime, LLC	Registered	T03/12522D	T03/12522D	15-Aug-2003	15-Aug-2003
SPORTIME	South Africa Sportime, LLC	Registered		93/10983	19-Nov-1993
SPORTIME & Design	Singapore Sportime, LLC	Registered		T03/12525I	15-Aug-2003	15-Aug-2003
SPORTIME AND DESIGN	Singapore Sportime, LLC	Registered	T03/12524J	T03/12524J	15-Aug-2003	15-Aug-2003
SPORDAS	Finland Select Service & Supply Co, In	Registered	127477		05-Aug-1993
SPORDAS	Norway Select Service & Supply Co, In	Registered	160551		09-Dec-1993	23-Oct-1992

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SPORDAS	Portugal Sportime, LLC	Registered	284948	284948	24-Mar-1994	30-Jul-1992
SPORDAS	Sweden Select Service & Supply Co, In	Registered	249418		28-May-1993
SPORDAS	United Kingdom Select Service & Supply Co, In	Registered		1503060	11-Jun-1992	11-Jun-1992

SCHOOL SPECIALTY, INC.

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
ACADEMY OF MATH	Canada Educator's Publishing Service	Registered	TMA614425	1123254	08-Jul-2004	26-Nov-2001
ACADEMY OF READING	Canada Educator's Publishing Service	Registered	TMA553660	1049743	13-Nov-2001	08-Mar-2000
AUTOSKILL	Canada School Specialty, Inc.	Pending		1568321		12-Mar-2012
AUTOSKILL	Canada Educator's Publishing Service	Registered	TMA393997	673829	07-Feb-1992	16-Jan-1991
AUTOSKILL & Design	Canada Educator's Publishing Service	Registered	TMA415136	673830	06-Aug-1993	16-Jan-1991
BIRD IN HAND WOODWORKS & Design	Canada School Specialty, Inc.	Pending		1513321		31-Jan-2011
CLASSROOM SELECT & Design	Canada School Specialty, Inc.	Pending		1500927		25-Oct-2010
CLASSROOM SELECT Horizontal Logo	Canada School Specialty, Inc.	Pending		1500934		25-Oct-2010

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
CVB CONTENT-AREA VOCABULARY BUILDER	Canada Educator’s Publishing Services	Published		1485406		16-Jun-2010
EDUCATION ESSENTIALS	Canada School Specialty, Inc.	Registered	654482	1230486	06-Dec-2005	16-Sep-2004
EPS	Canada Educator's Publishing Service	Registered	TMA557,206		31-Jan-2002	31-Jan-2002
EPS	Canada Educator's Publishing Service	Registered	TMA551,753		28-Sep-2001
EPS	Canada Educator's Publishing Service	Registered	TMA550,546		10-Sep-2001	10-Sep-2001
EPS	Canada School Specialty, Inc.	Registered	790904	1446509	16-Feb-2011	29-Jul-2009
EPS	Canada Educator's Publishing Service	Registered	TMA558,743		04-Mar-2002	04-Mar-2002
FREY CHOICE	Canada School Specialty, Inc.	Registered	796468	1451837	02-May-2011	15-Sep-2009
FREY SECURE	Canada School Specialty, Inc.	Registered	796480	1451833	02-May-2011	15-Sep-2009
FREY SELECT	Canada School Specialty, Inc.	Registered	796481	1451834	02-May-2011	15-Sep-2009
HELPING EDUCATORS ENGAGE AND INSPIRE STUDENTS OF ALL AGES AND ABILITIES TO LEARN	Canada School Specialty, Inc.	Registered	758568	1403756	02-Feb-2010	17-Jul-2008
INQUIRY INVESTIGATIONS & Design	Canada School Specialty, Inc.	Published		1508615		20-Dec-2010
LEARNING OUTLET	Canada School Specialty, Inc.	Pending		1550251		01-Nov-2011
MAKING CONNECTIONS	Canada Educator's Publishing Service	Registered	748126	1388573	18-Sep-2009	25-Mar-2008

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
MISCELLANEOUS DESIGN	Canada School Specialty, Inc.	Registered	724639	1218515	26-Sep-2008	28-May-2004
NATURE'S IMPRESSIONS	Canada School Specialty, Inc.	Registered	785621	1422392	21-Dec-2010	18-Dec-2008
PATH DRIVER FOR MATH	Canada Educator's Publishing Service	Unfiled
PATH DRIVER FOR READING	Canada Educator's Publishing Service	Unfiled
PORTFOLIO	Canada Educator's Publishing Service	Published		1483658		03-Jun-2010
PROJECTS BY DESIGN	Canada School Specialty, Inc.	Registered	805134	1448868	24-Aug-2011	20-Aug-2009
SCHOOL SMART	Canada School Specialty, Inc.	Registered	734412	1269559	13-Feb-2009	23-Aug-2005
SCHOOL SMART & Design	Canada School Specialty, Inc.	Registered	739508	1269561	06-May-2009	23-Aug-2005
SCHOOL SPECIALTY	Canada School Specialty, Inc.	Registered	715934	1331578	04-Jun-2008	17-Jan-2007
SCHOOL SPECIALTY LITERACY AND INTERVENTION	Canada Educator's Publishing Service	Published		1491322		05-Aug-2010
SCHOOL SPECIALTY ONLINE & Design	Canada School Specialty, Inc.	Registered	765953	1279025	06-May-2010	09-Nov-2005
SCHOOL SPECIALTY WEXPLORE	Canada School Specialty, Inc.	Registered	805811	1466160	31-Aug-2011	18-Jan-2010
SOLUTION SCOLAIRE	Canada School Specialty, Inc.	Registered	816276	1473175	26-Jan-2012	15-Mar-2010
SOLUTION SCOLAIRE & Design	Canada School Specialty, Inc.	Registered	808345	1482471	05-Oct-2011	25-May-2010
SPORDAS	Germany School Specialty, Inc.	Registered	2075525		13-Jun-1992
WEXPLORE	Canada School Specialty, Inc.	Registered	805814	1466159	31-Aug-2011	18-Jan-2010

Mark	Country / Business Unit	Status	Reg. No.	App. No.	Reg. Date	Filing Date
WHERE THE CHILD COMES FIRST	Canada School Specialty, Inc.	Pending		1568312		12-Mar-2012

Trademark Registrations and Applications
the Company has already decided to abandon

CALIFONE INTERNATIONAL, INC.

Mark	Country / Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
CALIFONE	Argentina Califone International, Inc.	Registered	2038863		22-Aug-2005

CHILDCRAFT EDUCATION CORP.

Mark	Country / Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SIDEWALK SCIENCE	United States Childcraft Education Corp.	Registered	3140209		05-Sep-2006

DELTA EDUCATION, LLC

Mark	Country / Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
DIAL-A-SHAPE	United States Delta Education, LLC	Registered	2599179		23-Jul-2002
DIAL-A-VARIABLE	United States Delta Education, LLC	Registered	2599178		23-Jul-2002

SCHOOL SPECIALTY, INC.

Mark	Country / Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
BABY BRIGHTS BOOKS	United States School Specialty, Inc.	Registered	1918816		12-Sep-1995

Mark	Country / Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
CLASSROOM DESIGNER	United States School Specialty, Inc.	Registered	3103791		13-Jun-2006
EDUCATOR PRICE	United States School Specialty, Inc.	Pending		85/158,273		21-Oct-2010
JUNEBOX	United States School Specialty, Inc.	Registered	2589390		02-Jul-2002
JUNEBOX.COM	United States School Specialty, Inc.	Registered	2589382		02-Jul-2002
PREMIER SCIENCE	United States School Specialty, Inc.	Registered	2543407		26-Feb-2002
SUBSTANCE FREE KIDS	United States School Specialty, Inc.	Registered	3255321		26-Jun-2007
HUFF AND PUFF	United Kingdom School Specialty, Inc.	Registered	2049200		20-Sep-1996

SPORTIME, LLC

Mark	Country / Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date
SPORTIME FITNESS & SPORT and Design	United States Sportime, LLC	Registered	3126350		08-Aug-2006

Schedule 6(h)(iii)(B) Infringements

Infringement Claims

Innovatio IP Ventures, LLC – claims to own some 20 patents in the field of wireless networking technology.  Innovatio has notified School Specialty that Innovatio believes School Specialty requires a license under Innovatio’s patents in order to permit users and visitors at any School Specialty location to use wireless technology to exchange information, including access to the Internet.  To date, the company is still gathering information to respond substantively, and has discussed the matter with Innovatio’s counsel to a limited extent.

Landmark Technology, LLC – claims to own U.S. Patent Nos. 5,576,951, 6,289,319 and 7,010,508 relating to transaction processes and features used in many electronic commerce systems including structures which exchange business data among trading partners.  Landmark has notified School Specialty that Landmark believes School Specialty requires a license under these patents.  To date, the company is still gathering information to respond substantively, and has discussed the matter with Landmark’s counsel to a limited extent.

Neither of the above described claims is covered by insurance.

Regarding the Innovatio IP Ventures, LLC claim, which is not at the litigation stage, we estimate the exposure to be less than $250,000.  We believe that we have a significant chance of prevailing in the event that this is litigated.

Regarding the Landmark Technology, LLC claim, which is not at the litigation stage, we estimate the exposure to be less than $200,000.  We believe that we have a significant chance of prevailing in the event that this is litigated.

Schedule 6(k) Security Interest Approval

Consent from the Regents of the University of California Lawrence Hall of Science for the assignment by Delta Education, LLC of rights to the Lenders under an Agreement related to the FOSS product line with Encyclopedia Britannica Educational Corporation on September 21,1995; and said Agreement as amended April 17, 1996, was assigned to Delta Education, Inc. on May 2, 1997; to Delta Education, LLC on July 1, 2001, and to School Specialty, Inc. on August 19,2005; and said Agreement was subsequently amended December 3,1999, February 7, 2000, July 31, 2001, May 14, 2003, March 6, 2007 and January 1, 2008.

Consent from the CJE Members as defined under the Operating Agreement of Carson-Dellosa Publishing, LLC, a Delaware Manager-Managed Limited Liability Company (the "Agreement") entered into by and among Carson-Dellosa Publishing, LLC (the Company"), School Specialty, Inc., a Wisconsin corporation ("SSI"), Cookie Jar Education, Inc. ("CJE"), Carson-Dellosa Publishing Company, Inc. ("CD Inc."), HighReach Learning, Inc. ("HRL"), and Unique Collating Services, Inc. ("UCS") to the Parent regarding Encumbering, and the pledging of, its Units in the Company in favor of WFCF and Bayside Financial, LLC.

Schedule 6(m) – Pledged Notes

The Promissory Note dated 4/25/08 issued by AIM Education, Inc. to School Specialty, Inc., successor in interest to Global Video, LLC, in the original principal amount of $5,562,423.00 is in default.

Schedule 7 - Name; Chief Executive Office; Tax Identification Numbers And
Organizational Numbers

Name	Chief Executive Office	Tax Identification Number	Organizational Number
School Specialty, Inc.	W6316 Design Drive Greenville, WI 54942	39-0971239	N027818
ClassroomDirect.com, LLC	W6316 Design Drive Greenville, WI 54942	47-0892425	2879962
Childcraft Education Corp.	W6316 Design Drive Greenville, WI 54942	13-5619818	85254
Bird-in-Hand Woodworks, Inc.	W6316 Design Drive Greenville, WI 54942	22-2618811	0100-2497-08
Frey Scientific, Inc.	W6316 Design Drive Greenville, WI 54942	39-1953771	3004224
Sportime, LLC	W6316 Design Drive Greenville, WI 54942	22-3476939	2683311
Sax Arts & Crafts, Inc.	W6316 Design Drive Greenville, WI 54942	39-1956436	3009026
Califone International, Inc.,	W6316 Design Drive Greenville, WI 54942	56-2003579	2702570
Delta Education, LLC	W6316 Design Drive Greenville, WI 54942	52-2328764	3398957
Premier Agendas, Inc	W6316 Design Drive Greenville, WI 54942	33-0481380	601 457 758
Select Agendas, Corp.	6800 Chemin de la Cote-de-Liesse, St-Laurent, Quebec H4T 2A7	N/A	126517564
Premier School Agendas, Ltd.	5510-268th Street Unit 200 Langley, BC V4W-3X4	N/A	HFX9927

Schedule 8 Owned Real Property

Salina, Kansas Distribution Center

Address:

3525 S. Ninth Street

Salina, KS 67401

More particularly described as follows:

A tract of land situated in the Southwest Quarter (SW/4) of Section One (1), Township Fifteen (15) South, Range Three (3) West of the 6th P.M., in Saline County, Kansas, which is more particularly described as follows:

Starting from the Southwest corner of said Southwest Quarter (SW/4) a distance of one thousand three hundred fifty-nine and ninety-eight hundredths (1359.98’) feet; thence South 89 degrees 40’52” East parallel with the South line of said Southwest Quarter (SW/4) a distance of one hundred sixty-four and fifty-seven hundredths (164.57’) feet to the point of beginning; said point of beginning being a point on the North line of an existing public right-of-way, eighty and thirty-seven hundredths (80.37’) feet East of its intersection with the East right-of-way line a distance of five hundred (500) feet; thence South 89 degrees 40’ 52” East parallel with the South line of said Southwest Quarter (SW/4) a distance of eight hundred fifty and fifty-six hundredths (850.56’) feet; thence South 00 degrees 03’ 57” West parallel with the West line of the Union Pacific Railroad right-of-way a distance of four hundred ninety-seven and seventy-seven hundredths (497.77’) feet; thence North 89 degrees 40’ 52” West parallel with the South line of said Southwest Quarter (SW/4) a distance of nine hundred (900’) feet to the point of beginning, except that part taken for roads, highways and right-of-ways

Schedule 9 Deposit Accounts and Securities Accounts

US Accounts

Owner	Type of Account	Bank	Account Number
School Specialty, Inc.	Operating	JPMorgan Chase
School Specialty, Inc.	SFD Credit Cards	JPMorgan Chase
School Specialty, Inc.	Disbursement-Payables	JPMorgan Chase
Bird in Hand	Disbursement	JPMorgan Chase
School Specialty, Inc.	Payroll	JPMorgan Chase
Califone	Disbursement-Payables	JPMorgan Chase
School Specialty, Inc.	Disbursement-PPO	JPMorgan Chase
School Specialty, Inc.	Flex Spending	JPMorgan Chase
School Specialty, Inc. (d/b/a SPARK)
	Working Fund	JPMorgan Chase
Califone	Credit Card Depository	JPMorgan Chase
Delta Education	Credit Card Depository	JPMorgan Chase
School Specialty, Inc. (d/b/a Educational Publishing Service)
	Credit Card Depository	JPMorgan Chase
School Specialty, Inc. (d/b/a Educational Publishing Service)
	Disbursement-Payables	JPMorgan Chase
School Specialty, Inc.	School Specialty/LB Depository	JPMorgan Chase
School Specialty, Inc.	Lockbox	JPMorgan Chase
School Specialty, Inc.	Lockbox	JPMorgan Chase
School Specialty, Inc.	Lockbox	JPMorgan Chase
Califone International, Inc.	Lockbox	JPMorgan Chase
School Specialty, Inc.	Disbursement-Payables	JPMorgan Chase
School Specialty, Inc.	Credit Card Depository	JPMorgan Chase
School Specialty, Inc.	E-Tail Depository Account	JPMorgan Chase
Premier Agendas, Inc.	Depository	Bank of America

Califone International, Inc.	Depository	Wells Fargo Bank
School Specialty, Inc.	Depository	JPMorgan Chase
School Specialty, Inc.	Concentration	JPMorgan Chase

JPMorgan Chase

10 S Dearborn
Chicago, IL 60603

Gina Sorci (312) 732-2029

Bank of America

112 East Holly Street

Bellingham, WA  98225

(360) 676-2816

Wells Fargo Bank

21255 Burbank Blvd., Suite 110

Woodland Hills, CA  91367

Peggy Knox (818) 595-3961

Canadian Accounts

Owner	Type of Account	Bank	Account Number
Premier School Agendas, Ltd.	Operating Account	JPMorgan Chase
Premier School Agendas, Ltd.	Lockbox Depository	JPMorgan Chase
Premier School Agendas, Ltd.	Operating Account	JPMorgan Chase
Premier School Agendas, Ltd.	Disbursement-Payables	JPMorgan Chase
Premier School Agendas, Ltd.	Credit Card Depository	JPMorgan Chase
Premier School Agendas, Ltd.	Operating Account	JPMorgan Chase
Premier School Agendas, Ltd.	Operating Account	JPMorgan Chase
School Specialty, Inc.	Lockbox and Disbursements	JPMorgan Chase
School Specialty, Inc.	Credit Card Depository	JPMorgan Chase

JPMorgan Chase

10 S Dearborn
Chicago, IL 60603

Gina Sorci (312) 732-2029

Credit Card:

Owner	Type of Account	Bank	Account Number
Premier Agendas, Inc.	Credit Card (sweeps daily	Bank of America
to depository)

Credit Card Processing:

Bank of America

112 East Holly Street

Bellingham, WA 98225

(360) 676-2816

Schedule 10 Controlled Account Banks

Wells Fargo Bank, National Association

Bank of America, N.A.

JPMorgan Chase Bank, N.A.

Schedule 11 UCC Filing Jurisdictions

Grantor	Jurisdictions
School Specialty, Inc.	Department of Financial Institutions of Wisconsin
ClassroomDirect.com, LLC	Secretary of State of Delaware
Childcraft Education Corp.	Secretary of State of New York
Bird-in-Hand Woodworks, Inc.	Secretary of State of New Jersey
Select Agendas, Ltd.	Nova Scotia Personal Property Registry
Frey Scientific, Inc.	Secretary of State of Delaware
Sportime, LLC	Secretary of State of Delaware
Sax Arts & Crafts, Inc.	Secretary of State of Delaware
Califone International, Inc.,	Secretary of State of Delaware
Delta Education, LLC	Secretary of State of Delaware
Premier Agendas, Inc	Secretary of State of Washington

Schedule 12 Owned Vehicles

VIN	Manufacturer	Model	Year
J8DE5B1U3R3000766	GMC	Diesel 500 Van	1994
1HTSAZPM7LH686601	International	4600 Van	1990
1GCEC14K5NZ170520	Chevrolet	C150 P/U	1992
1GCDC14ZXRZ268845	Chevrolet	GC1 Truck	1994
1HTSCABM3XH682716	International	Cargo Van	1994
1HTSCABMOWH556635	International	Straight Truck	1998
2YSFPATN7WC060837	International	9100 Single Axle Tractor	1998
1H5V04828GM073858	Hobbs	Trailer 48” x 102”	1986
1H5V04824JM058782	Fruehauf	Trailer 48” x 102”	1988
1H5V082XGM066510	Hobbs	Trailer 48” x 102”	1986
1F5V04825GM054507	Hobbs	Trailer 48” x 102”	1986
17540HR50E1215956	Capacity	Trailer Jockey	1989
1PTO1AJH5S900804	Trimline	Trailer 48” x 102”	1995
1PTO1AJH3S9008003	Trimline	Trailer 48” x 102”	1995
1GRAA9623XB051804	Great Dane	Trailer 48” x 102”	1999
1JJV532F4WF533234	Fruehauf	Trailer 53”	1998
1GTDM1522B541274	GMC	Safari	1992
2B7HB21XILK730700	Dodge	Ram 250	1989

The aggregate value of the vehicles is less than $100,000.00